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                                                                   EXHIBIT 10.3


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                             RENTX INDUSTRIES, INC.


                              INVESTMENT AGREEMENT

                                  DATED AS OF

                                  MAY 15, 1996


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                              INVESTMENT AGREEMENT

               This Investment Agreement (this "Agreement") dated as of May 15, 1996 is by and among RentX Industries, Inc., a Delaware corporation ("RentX" or the "Corporation"), Mesirow Capital Partners VI, an Illinois limited partnership ("Mesirow"), The Edgewater Private Equity Fund II, L.P., a Delaware limited partnership ("Edgewater"), and any other persons who purchase Preferred Shares (as defined below) pursuant to the terms hereof (Mesirow, Edgewater and any other persons who purchase shares of stock pursuant to the terms hereof being collectively referred to as the "Purchasers"), and BACE Investments, LLC, a Colorado limited liability company ("Bace").

                                    RECITALS

                 WHEREAS, the Corporation has entered into that certain Asset Purchase Agreement dated as of April 3, 1996 (the "Zodiac Agreement") among the Corporation, Zodiac Rentals, Inc., a Colorado corporation ("Zodiac One"), Zodiac Rentals, Inc. III, a Colorado corporation ("Zodiac Three," Zodiac One and Zodiac Three being collectively referred to as "Zodiac"), George A. Evans, Marilyn J. Evans, Maureen C. Davidson and Larry W. Davidson (collectively, the "Zodiac Selling Shareholders"), providing for the acquisition by the Corporation from Zodiac of substantially all of the assets of Zodiac (collectively, the "Zodiac Assets"); and

                 WHEREAS, the Corporation has entered into a letter of intent dated February 1, 1996, and expects to enter into a Stock Purchase Agreement (the "A to Z Agreement," the Zodiac Agreement and the A to Z Agreement being collectively referred to as the "Acquisition Agreements") among the Corporation and the shareholders of A to Z Rentals and Sales, Inc., a Washington corporation ("A to Z") (collectively, the "A to Z Selling Shareholders," the Zodiac Selling Shareholders and the A to Z Selling Shareholders being collectively referred to as the "Selling Shareholders"), providing for the acquisition by the Corporation from the A to Z Selling Shareholders of all of the capital stock of A to Z (the "A to Z Stock"); and

                 WHEREAS, prior to or concurrently with the First Closing (as defined below) Bace will contribute to the Corporation $200,000 in exchange for 200 shares (the "Bace Shares") of Series B Preferred Stock, $1.00 par value, of the Corporation (the "Series B Preferred") and the 100 shares of common stock of the Corporation acquired by Bace in connection with the formation of the Corporation (the "Original Common Shares") will be reclassified and changed into 10 shares of Class A Common Stock (as defined below); and

                 WHEREAS, in order to finance a portion of the purchase price pursuant to the Acquisition Agreements and to fund the future growth of the Corporation, the Corporation desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Corporation, 15,000 shares of the authorized but unissued shares of Series A Preferred Stock, $1.00 par value, of the Corporation (the "Preferred Stock," and the shares of Preferred Stock being purchased by the Purchasers being referred to as the "Preferred Shares") which are convertible into shares of Class A Common Stock, par value $.01 per share, of the Corporation (the "Class A Common Stock"), with the Preferred Shares and the shares of Class A Common

Stock into which the Preferred Shares are convertible (the "Underlying Common Shares," the Preferred Shares and the Underlying Common Shares being collectively referred to as the "Shares") and the Bace Shares and the shares of Class A Common Stock into which the Bace Shares are convertible (the "Underlying Bace Shares," the Bace Shares and the Underlying Bace Shares being collectively referred to as the "Bace Securities") to have the respective rights specified in the Corporation's Certificate of Incorporation, as amended to the date hereof (the "Charter"), a copy of which is attached as Exhibit A hereto, all on the terms and subject to the conditions set forth in this Agreement;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:



                                   ARTICLE I

                            Sale of Preferred Shares

                 Section 1.1. Sales of Preferred Shares. Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties of the Corporation set forth herein or in certificates delivered pursuant hereto, the Corporation agrees to issue, sell and deliver to each Purchaser, free and clear of any liens, claims, charges and encumbrances whatsoever, except as set forth in the Registration Rights Agreement and the Stockholders Agreement (in each case as defined below), the provisions of this
Section 1.1 and any pledge required under the Loan Documents (as defined below), and each Purchaser agrees, severally and not jointly, to purchase from the Corporation (i) at the First Closing (as defined below), for $1,000 per share, the respective numbers of Preferred Shares so specified on Schedule II,
(ii) at the Second Closing (as defined below), for $1,000 per share, the respective numbers of Preferred Shares so specified on Schedule II and (iii) at each Additional Closing (as defined below) for $1,000 per share, the respective numbers of Preferred Shares in accordance with Schedule II (it being understood that Mesirow and Edgewater expect that some other person or persons they determine will purchase all or a portion of the Preferred Shares to be purchased at the Second Closing and a portion of the Preferred Shares to be purchased at any Additional Closing and that each such person shall, upon such determination by Mesirow and Edgewater and the execution by such person of counterparts of this Agreement, the Registration Rights Agreement and the Stockholders Agreement shall become a Purchaser hereunder and Schedule II will be appropriately modified to reflect such new Purchaser and the changes in the numbers of Preferred Shares being purchased by the affected Purchasers); provided that the purchases by Mesirow and Edgewater, taken together, shall account for more than 50% of the Preferred Shares purchased pursuant to this Agreement. Bace agrees that, not later than the First Closing, it will purchase the Bace Shares.





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                 Section 1.2.  Closings.   (a)  The sale and purchase of the
Preferred Shares shall be consummated in separate closings (collectively, the "Closings").

                 (b) The First Closing shall be held at the offices of Chapman and Cutler, Chicago, Illinois, at 10:00 a.m., local time, on May 15, 1996, or such other time, date and place as may be agreed to in writing by the Corporation and the Purchasers (such time and date are herein called the "First Closing Date"). The Second Closing shall take place at the same time, date and place as the closing pursuant to the A to Z Agreement or at such time, date and place as may be agreed to in writing by the Corporation and the Purchasers (the time and place of the Second Closing being referred to as the "Second Closing Date"). All Additional Closings shall take place at such time, date and place, which may be before or after the Second Closing, as may be agreed to in writing by the Corporation and the Purchasers (the time and place of any Additional Closing being referred to as an "Additional Closing Date"). Notwithstanding the foregoing, no Additional Closing shall take place unless such Additional Closing is consummated on or before the third anniversary of the First Closing.

                 Section 1.3. Delivery. At each Closing, the Corporation will issue and deliver to each Purchaser, against the payment by such Purchaser of the purchase price therefor by wire transfer of immediately available funds to an account which has been designated in writing by the Corporation, the Preferred Shares being purchased by such Purchaser at such Closing as set forth in Schedule II (as such schedule may be modified from time to time) in each case duly executed by the Corporation and registered in the name of such Purchaser.


                                   ARTICLE II

              Representations and Warranties of the Corporation

                 The Corporation hereby represents and warrants to the Purchasers that, except as set forth in the Disclosure Schedule attached as
Schedule I (which Disclosure Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply), it being understood that no such representation or warranty with respect to A to Z shall be made until the Second Closing:

                 Section 2.1.  Organization, Qualifications and Corporate
Power.

                 (a) The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, A to Z is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington, each subsidiary of the Corporation is duly organized, validly existing and in good standing under the laws of its jurisdiction of its organization and each of the Corporation, A to Z and each





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subsidiary of the Corporation is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or proposed to be transacted by it or the character of the properties owned or leased by it or proposed to be owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business, prospects or property of the Corporation, Zodiac One, Zodiac Three, A to Z and any subsidiaries of the Corporation, taken as a whole (a "Material Adverse Effect").

                 Each of the Corporation, A to Z and each subsidiary of the Corporation has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, with respect to the Corporation. The Corporation has the corporate power and authority to execute, deliver and perform this Agreement, the Registration Rights Agreement between the Corporation and the Purchasers in the form of Exhibit B hereto (the "Registration Rights Agreement") and the Stockholders Agreement in the form of Exhibit C hereto (the "Stockholders Agreement"), and to issue, sell, perform and deliver the Preferred Shares and the Underlying Common Shares (collectively, the "Shares"). The Corporation is in full compliance with all of the terms and provisions of the Charter and the Corporation's By-laws (the "By-laws").

                 (b) None of the Corporation, Zodiac One, Zodiac Three, A to Z or any subsidiary of the Corporation (i) owns of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise or (ii) controls, directly or indirectly, any other entity, except that the Corporation on and as of the Second Closing, will own the A to Z Stock, which capital stock is listed on the attached Schedule II. As of the First Closing, the Corporation will own all of the Zodiac Assets free and clear of any Encumbrances (as defined in the Zodiac Agreement), except for Permitted Liens. All of the outstanding shares of capital stock of A to Z on and as of the Second Closing (i) will be owned beneficially and of record by the Corporation, free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever, except for Permitted Liens and (ii) are validly issued and outstanding, fully paid and non-assessable with no liability attaching to the ownership thereof; and there are no outstanding subscriptions, warrants, options, convertible securities, or other rights (contingent or other) pursuant to which A to Z is or may become obligated to issue any shares of its capital stock to any person other than the Corporation. As used in Sections 2.7 through 2.28, inclusive, of this Agreement, the term "Corporation" (but not the term "RentX") shall mean the Corporation, Zodiac One, Zodiac Three, A to Z and each subsidiary of the Corporation (but only in the case of a subsidiary with respect to matters occurring at or after the date of its formation by, or acquisition by, the Corporation), individually and taken as a whole; provided, that with respect to any subsidiary directly or indirectly acquired by the Corporation (other than A to Z) or any business acquired by the Corporation (other than Zodiac), such subsidiary or





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business and its or their operations shall be deemed to be included in the term
"Corporation" only with respect to periods after the date such subsidiary or business is directly or indirectly acquired by the Corporation.

                 (c)  Small Business Stock.  (i)    The Corporation is a C
corporation under the Internal Revenue Code of 1986, as amended (the "Code").

                                  (ii)  The aggregate gross assets (as defined
         in Section 1202(d)(2) of the Code) of the Corporate Group (as defined in paragraph (vii) below) (or any predecessor of any member thereof) at all times on or after August 10, 1993 and before the issuance of the Preferred Shares on the First Closing did and will not exceed $50,000,000.

                                  (iii)  The aggregate gross assets (as defined
         in Section 1202(d)(2) of the Code) of the Corporate Group immediately after the issuance of the Preferred Shares on the First Closing (determined by taking into account amounts received in the issuance of the Preferred Shares) will not exceed $50,000,000.

                                  (iv)  The Corporation has complied (and will
         comply) with the reporting requirements of Section 1202(d)(1)(C) of the Code.

                                  (v)  The Corporate Group will meet the Active
         Business Requirement of Section 1202(e) of the Code on the First Closing Date and the Second Closing Date.

                                  (vi)  There have been no significant
         redemptions (as defined in Section 1202(c)(3)(B) of the Code) by any member of the Corporate Group during the 2-year period beginning on the date 1 year before the First Closing.

                                  (vii)  For purposes of this Section 2.1(c),
         the term "Corporate Group" shall mean the Corporation, Zodiac One, Zodiac Three and A to Z and any other corporation which is a member of the same Parent-Subsidiary Controlled Group (as defined in Section 1202(d)(3)(B) of the Code).

                 Section 2.2. Authorization of Agreements, Etc. (a) The execution, delivery and performance by the Corporation of this Agreement, the Registration Rights Agreement, the Stockholders Agreement and the Acquisition Agreements and the issuance, sale and delivery of the Preferred Shares, the Underlying Common Shares and the Bace Shares, and the consummation of the transactions contemplated thereby, (i) have been duly authorized by all requisite corporate action, (ii) will not violate any provision of law, any order of any court or other agency of government, the Charter or the By-laws, the charter or by-laws of Zodiac One, Zodiac Three or A to Z, and (iii) will not violate any provision of any indenture, agreement or





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other instrument to which the Corporation, Zodiac One, Zodiac Three or A to Z or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such order, indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation, Zodiac One, Zodiac Three or A to Z other than a Permitted Lien (in each case as to Zodiac One, Zodiac Three or A to Z to the best knowledge of the Corporation).

                 (b) The Preferred Shares, the Underlying Common Shares, the Bace Shares and the Underlying Bace Shares have been duly authorized and, when issued in accordance with this Agreement (and in the case of the Underlying Common Shares and the Underlying Bace Shares, the provisions of the Preferred Shares and the Series B Preferred, respectively), will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances, except as set forth in the Registration Rights Agreement and the Stockholders Agreement or the pledge under the Loan Documents. The issuance, sale or delivery of the Preferred Shares, the Underlying Common Shares, the Bace Shares and the Underlying Bace Shares is not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any person.

                 Section 2.3. Validity. This Agreement has been duly executed and delivered by the Corporation and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms. The Registration Rights Agreement and the Stockholders Agreement, when executed and delivered in accordance with this Agreement, will constitute legal, valid and binding obligations of the Corporation, enforceable in accordance with their respective terms.

                 Section 2.4. Authorized Capital Stock. The authorized capital stock of the Corporation consists of 233,900 shares of Class A Common Stock, 12,350 shares of nonvoting Class B Common Stock, $.01 par value ("Class B Common Stock") and 15,000 shares of Preferred Stock and 200 shares of Series B Preferred. At the time of the First Closing, 5,020 shares of Preferred Stock, 200 shares of Series B Preferred, 10 shares of Class A Common Stock and no shares of Class B Common Stock of the Corporation will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Corporation, and the number of shares of capital stock and the number of such subscriptions, warrants, options (expressed in terms of numbers of shares subject thereto or as a percentage of shares to be outstanding on a fully diluted basis giving effect to the conversion of all Preferred Stock and the Bace Shares), convertible securities, and other such rights held by each, are as set forth in the attached Schedule II. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Corporation are as set forth in the Charter, and all such designations,





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powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached Schedule II, (i) no person owns of record or is known to the Corporation to own beneficially any share of capital stock,
(ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Corporation is authorized or outstanding and (iii) there is no commitment by the Corporation to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in the attached Schedule II, the Corporation has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Corporation or any of its subsidiaries (whether or not any of them is a party thereto), except for this Agreement, the Stockholders Agreement and the pledge agreements in favor of Harris Trust and Savings Bank ("HTSB"), as agent for itself and the other lenders, to secure the Loans required under the Loan Documents. All of the outstanding securities of the Corporation have been issued in compliance with all applicable Federal and state securities laws.

                 Section 2.5. Financial Statements. The Corporation has furnished to the Purchasers the combined balance sheets of Zodiac as of March 31, 1996, December 31, 1995 and 1994, and in each case, the related combined statements of income and cash flows for the three months and years then ended, and the combined statement of shareholders' equity for the year ended December 31, 1995 and the combined statement of retained earnings for the year ended December 31, 1994 (such balance sheet as of March 31, 1996 being referred to as the "Zodiac Balance Sheet" and the Zodiac Balance Sheet and such other related statements being collectively referred to as the "Zodiac Financial Statements"). The Corporation also has furnished to the Purchasers the statements of assets, liabilities and equity of A to Z as of December 31, 1995 and 1994, and in each case, the related statements of revenues and expenses and retained earnings for the years then ended (such statement of assets, liabilities and equity as of December 31, 1995 being referred to as the "A to Z Balance Sheet" and the A to Z Balance Sheet and such related statements being collectively referred to as the "A to Z Financial Statements"). To the best knowledge of the Corporation, all such financial statements of Zodiac and A to Z fairly present the financial position of Zodiac or A to Z, as the case may be, as of their respective dates, and, the respective results, as applicable, of their income, revenues and expenses, retained earnings, shareholders' equity and cash flows for the respective periods indicated thereon. To the best knowledge of the Corporation, since the respective dates of the Zodiac Balance Sheet and the A to Z Balance Sheet (collectively, the "Balance Sheets"), (i) there has been no change in the assets, liabilities or financial condition of Zodiac or A to Z, as the case may be, from that reflected in the Zodiac Balance Sheet and the A to Z Balance Sheet, respectively, except for changes in the ordinary course of business which individually or in the aggregate have not been materially adverse and (ii) none of the business, condition (financial or





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otherwise), operations, property or prospects of Zodiac or A to Z has been materially adversely affected by any occurrence, state of facts or development, individually or in the aggregate, whether or not insured against. Except for the execution and delivery of this Agreement and the Acquisition Agreements by the Corporation and the execution and the consummation of the transactions contemplated hereby and thereby, the Corporation has not engaged in any business or activities since the date of its incorporation.

                 Section 2.6. Events Subsequent to the Date of the Balance Sheet. Since the date of the Zodiac Balance Sheet (in the case of Zodiac, to the best knowledge of the Corporation), the A to Z Balance Sheet (in the case of A to Z, to the best knowledge of the Corporation) and the date of its incorporation (in the case of the Corporation), each of Zodiac, A to Z and the Corporation has not (i) issued any stock, bond or other corporate security except for the issuance of the Original Common Shares, the 10 shares of Class A Common Stock in lieu of the Original Common Shares, the Preferred Shares and the Bace Shares, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except (x) with respect to Zodiac and A to Z, current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business and
(y) pursuant to the Loan Documents (as defined below), (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than, with respect to Zodiac or A to Z, current liabilities shown on the Zodiac Balance Sheet or A to Z Balance Sheet, as the case may be, and current liabilities incurred since the date of such Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than, with respect to Zodiac or A to Z, liens of current real property taxes not yet due and payable and, with respect to the Corporation, liens pursuant to the Loan Documents (as defined in Section 3.1(m)) and other Permitted Liens, (vi) sold, assigned or transferred any of its tangible assets except, with respect to Zodiac or A to Z, in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any material loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except, with respect to Zodiac or A to Z, in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of Zodiac or A to Z, (xi) accelerated the payment terms of any note or account receivable or delayed payment of any account payable or other liability (except for such payables and other liabilities which individually and in the aggregate are not material) for more than 15 days beyond its due date, (xii) instituted, amended or terminated any employee benefit plan, contract or understanding any agreement or contract, (xiii) with respect to Zodiac or A to Z, made any material change in the accounting policies applied in the preparation of the financial statements referred to in Section 2.5, (xiv) entered into any transaction except, with respect to Zodiac or A to Z, in the ordinary





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course of business or as otherwise contemplated hereby or (xv) entered into any commitment (contingent or otherwise) to do any of the foregoing.

                 Section 2.7.  Litigation; Compliance with Law.  There is no
(i) action, suit, claim, proceeding or investigation pending or, to the best of the Corporation's knowledge, threatened against or affecting the Corporation, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Corporation or
(iii) governmental inquiry pending or, to the best of the Corporation's knowledge, threatened against or affecting the Corporation (including without limitation any inquiry as to the qualification of the Corporation to hold or receive any license or permit), and there is no reasonable basis for any of the foregoing (in the case of Zodiac and A to Z only with respect to clauses (i), (ii) and (iii), to the best knowledge of the Corporation). The Corporation is not in default with respect to any order, writ, injunction or decree known to or served upon the Corporation of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). There is no action or suit by the Corporation pending or threatened against others (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). The Corporation has complied in all respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation), except for such failures to comply which individually and in the aggregate could not be reasonably be expected to have a Material Adverse Effect, and each of the Corporation has all necessary permits, licenses and other authorizations required to conduct its business in all respects as conducted and as proposed to be conducted (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). There is no existing law, rule, regulation or order, and the Corporation after due inquiry is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or restrict the Corporation from, or otherwise materially adversely affect the Corporation in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation).

                 Section 2.8. Proprietary Information of Third Parties; Intellectual Property. (a) No third party has claimed or has (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) valid reason to claim that any person employed by or affiliated with the Corporation has (i) violated or may be violating any of the terms or conditions of his employment, non-competition or nondisclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Corporation which suggests that such a claim might be contemplated. No person employed by or affiliated with the Corporation (in the case of Zodiac





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and A to Z only, to the best knowledge of the Corporation) has employed or, to the Corporation's knowledge proposes to employ, any trade secret or any information or documentation in violation of the proprietary rights of any former employer, and no person employed by or affiliated with the Corporation has violated (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Corporation and the Corporation has no reason to believe there will be any such employment or violation. None of the execution or delivery of this Agreement, or the carrying on of the business of the Corporation as officers, employees or agents by any officer, director or key employee of the Corporation or the conduct or proposed conduct of the business of the Corporation will (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated (except for such breaches which individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect).

                 (b) The Corporation owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") necessary to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Corporation's knowledge, threatened to the effect that the operations of the Corporation infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no reasonable basis for any such claim, whether or not pending or threatened (in the case of each matter referred to in this sentence, in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). No claim is pending or, to the best of the Corporation's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by the Corporation, or which the Corporation otherwise has the right to use, is invalid or unenforceable by the Corporation, and there is no valid basis for any such claim, whether or not pending or threatened (in the case of each matter referred to in this sentence, in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). The Corporation has not granted or assigned to any other person or entity any right to sell the products or proposed products or to provide the services or proposed services of the Corporation.

                 Section 2.9. Title to Properties. The Corporation has good and marketable title to its properties and assets reflected on the Balance Sheets or acquired since the respective dates of the Balance Sheets (other than properties and assets disposed of in the ordinary course of business or as permitted by the Acquisition Agreements without any waiver or amendment thereof since the respective dates of the Balance Sheets), and upon consummation of the transactions contemplated by the Acquisition Agreements, the Corporation will continue to have good and marketable title to such properties and assets and to all other properties and assets of the Corporation, and all such properties and assets of the Corporation are, and upon such consummation will be, free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for Permitted Liens. The representations and warranties set forth in this section, in the case of Zodiac and A to Z only, are being made to the best knowledge of the Corporation.

                 Section 2.10. Leasehold Interests. Each lease or agreement to which the Corporation is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any default of the Corporation thereunder and, to the best of the Corporation's knowledge, without any default thereunder of any other party thereto (except for such defaults that individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect). No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Corporation under any such lease or agreement or, to the best of the Corporation's knowledge, by any other party thereto. The possession by the Corporation, as the case may be, of such property has not been disturbed and, to the best of the Corporation's knowledge, no claim has been asserted against the Corporation adverse to its rights in such leasehold interests. The representations and warranties set forth in this section in the case of Zodiac and A to Z, only are being made to the best knowledge of the Corporation.

                 Section 2.11. Insurance. The Corporation holds valid policies covering all of the insurance required to be maintained by it under
Section 5.1. The Corporation has complied in all material respects with each insurance policy held by it and the Corporation has not failed to give any notice or present any claim thereunder in a due and timely manner. Each such policy is listed and described on the attached Schedule IV.

                  Section 2.12. Taxes. The Corporation has timely filed all tax returns, Federal, state, county, local and foreign, required to be filed by it (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) and the Corporation has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) including without limitation all taxes which the Corporation is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Corporation has become obligated pursuant to elections made by the Corporation in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). The tax returns of the Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) have never been audited by the Internal Revenue Service or any other appropriate governmental authority. No deficiency assessment with respect to or proposed adjustment of the Corporation's Federal, state, county, local or foreign taxes is pending (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) or, to the best of the Corporation's knowledge, threatened.

There is no tax lien, whether imposed by any Federal, state, county, local or foreign taxing authority, outstanding against the assets, properties or business of the Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). None of RentX, A to Z or any of their stockholders has ever filed (a) an election pursuant to Section 1362 of the Code, that the Corporation be taxed as an S corporation or (b) a consent pursuant to Section 341(f) of the Code, relating to collapsible corporations.

                 Section 2.13. Other Agreements. (a) Except as set forth in the attached Schedule IV (or as approved after the First Closing Date by the Board of Directors of RentX), the Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) is not a party to or otherwise bound by any agreement, contract, commitment or arrangement (collectively, "Commitments"), written or oral, to be completely performed after one year from the date hereof and involving a commitment of more than $50,000 per annum, or to be performed in less than one year and involving a commitment of more than $50,000, in each case other than Commitments expressly assumed by RentX pursuant to the requirements of an acquisition agreement as to which representations and warranties are being made pursuant to Section 2.14.

                 (b) The Corporation and, to the best of the Corporation's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in effect to which the Corporation is a party or by which it or its property may be bound nor is there or is there alleged to be any basis for termination thereof (except in each case for such nonperformances, defaults and the bases therefor which individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect) (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). The Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) has no present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and the Corporation has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which the Corporation is a party (except in each case for such nonperformances and breaches which individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect).

                 Section 2.14. Acquisition Agreements. Each of the representations and warranties of the parties to the Acquisition Agreements and any acquisition agreements relating to any other acquisitions being consummated from any proceeds of the issuance of Preferred Shares (in each case other than RentX) or any agreement, instrument or certificate delivered pursuant thereto is to the best knowledge of the Corporation true, correct and complete in all material respects; all covenants and agreements required to be performed or complied with in the Acquisition Agreements have been performed or complied with in all material respects and all conditions to the closing specified therein shall have been met or fulfilled, in each case without waiver except as consented to by the Majority Holders.

                 Section 2.15. Loans and Advances. The Corporation has no outstanding loans, advances or extensions of credit to any person (other than extensions of credit to customers in the ordinary course of business consistent with past practice) and is not obligated to make any such loans, advances or extensions of credit (in each case with respect to Zodiac and A to Z only, to the best knowledge of the Corporation).

                 Section 2.16. Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Corporation has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable (in each case with respect to Zodiac and A to Z only, to the best knowledge of the Corporation) on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                 Section 2.17. Significant Customers and Suppliers. To the knowledge of the Corporation no customer or supplier which was significant to Zodiac or A to Z during the period covered by the Zodiac Financial Statements or the A to Z Financial Statements, as the case may be, or which has been significant to either of them thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to Zodiac or A to Z, as the case may be.

                 Section 2.18. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in
Section 7.9, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Corporation of this Agreement, the Registration Rights Agreement, the Stockholders Agreement or the issuance, sale and delivery of the Preferred Shares and the Underlying Common Shares, other than with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Securities and Exchange Commission (the "Commission") and filings pursuant to state securities laws provided therein.

                 Section 2.19. Disclosure. This Agreement does not contain any untrue statement of a material fact or omit (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Corporation with respect to the transactions contemplated hereby contains, and no statement, document, certificates or other items to be prepared or supplied by the Corporation pursuant to this Agreement will contain, an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading (in each case with respect to Zodiac and A to Z only, to the best knowledge of the Corporation). The projections which have been provided to the Purchasers and which are attached hereto as Schedule V (the "Projections") were prepared by the Corporation based on assumptions of fact and opinion as to future events which the Corporation, at the date of the Projections, believed to be reasonable. As of May 15, 1996 no facts have come to the attention of the Corporation (in the case of facts relating to Zodiac and A to Z only, to the best knowledge of the Corporation) which would, in its opinion, require the Corporation to revise or amplify in any material respect the assumptions underlying the Projections and other estimates or the conclusions derived therefrom.

                 Section 2.20. Offering of the Preferred Shares. Neither RentX nor any person authorized or employed by RentX as agent, broker, dealer or otherwise in connection with the offering or sale of the Preferred Shares or any security of RentX similar to the Preferred Shares has offered the Preferred Shares or any such similar security for sale to, or solicited any offer to buy the Preferred Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither RentX nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of RentX under circumstances which might require the integration of such security with the Preferred Shares under the Securities Act of 1933, as amended (the "Securities Act") or the rules and regulations of the Commission thereunder), in any such case so as to subject the offering, issuance or sale of the Preferred Shares to the registration provisions of the Securities Act.

                 Section 2.21. Brokers. RentX has no contract, obligation, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement for which RentX shall have any liability or responsibility.

                 Section 2.22. Officers. Set forth in Schedule III is a list of the names of the executive officers of RentX, together with the title or job classification of each such person and the total compensation anticipated to be paid to each such person by RentX and its subsidiaries in the 12 months ending May 31, 1997. None of such persons has an employment agreement or understanding, whether oral or written, with RentX or any of its subsidiaries, which is not terminable on notice by RentX or such subsidiary without cost or other liability to RentX or such subsidiary.

                 Section 2.23. Transactions With Affiliates. No director, officer, employee or stockholder of the Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation), or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the

Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation), including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm (except for the transactions contemplated by the Acquisition Agreements and the issuance of shares and options set forth in the attached Schedule II).

                 Section 2.24. Employees. No officer or key employee of the Corporation has advised the Corporation, orally or in writing, that he or she intends to terminate employment with the Corporation (it being understood that no representation is made hereby that Mr. George A. Evans and Mr. Larry W. Davidson will continue their employment with RentX or any subsidiary past the date of their respective employment agreements, each to be entered into in connection with the Zodiac Agreement or that any other person who enters into an employment agreement with RentX pursuant to any other acquisition agreement as to which representations and warranties are being made pursuant to Section
2.14 will continue employment with RentX past the date of such employment agreement). The Corporation has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Set forth on the attached
Schedule IV is a listing of all employee benefit plans as defined in Section 3(3) of ERISA ("Employee Benefit Plans") maintained by the Corporation currently or at any time during the past six years, or as to which the Corporation or any member of the ERISA Controlled Group (as defined in Section 4.2(i)) is required to make contributions or has been required to make contributions during the past six years. Neither the Corporation nor any member of the ERISA Controlled Group has ever been required to contribute to any multi-employer plan (within the meaning of ERISA). Neither the Corporation nor member of the ERISA Controlled Group has ever maintained or been required to contribute to any employee pension benefit plan as defined in Section 3(2) of ERISA (an "Employee Pension Benefit Plan"). The representations and warranties set forth in this section, in the case of Zodiac and A and Z only, are being made to the best knowledge of the Corporation.

                 Section 2.25. No Undisclosed Liabilities. The Corporation (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) is not subject to any material liability (including, without limitation, unasserted claims), whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts shown or reserved for in the Zodiac Balance Sheet and the A to Z Balance Sheet, other than (i) liabilities of the same nature as those set forth in the Balance Sheets and reasonably incurred in the ordinary course of business after the respective dates thereof and (ii) liabilities of Zodiac or A to Z as to which the Corporation does not have knowledge.

                 Section 2.26. Accounts Receivable. All accounts receivable of the Corporation are valid, genuine and subsisting and have arisen from bona fide transactions in the ordinary course of business or other arm's-length transactions (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). All of the accounts receivable of the Corporation arising from the operations of (i) Zodiac shall be collectible in full (except to the extent of $40,092 in the aggregate) by the Corporation (at no expense payable to attorneys or other collection agents) within 180 days of the First Closing Date and (ii) A to Z shall be collectible in full (except to the extent of $65,524 in the aggregate) by the Corporation (at no expense payable to attorneys or other collection agents) within 180 days of the Second Closing Date.

                 Section 2.27. Inventory; Tangible Property. (a) The inventories (including, without limitation, raw materials, supplies, work in process, finished goods and other materials) of the Corporation (i) are reflected in the Balance Sheets in accordance with generally accepted accounting principles consistently applied and (ii) consist of a quality and quantity usable and salable in the ordinary course of business, except for items of obsolete materials and materials of below standard quality, all of which have been written down in the Balance Sheets to the lower of cost or realizable market value (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation). The inventory obsolescence policies of the Corporation (other than those of Zodiac and A to Z) and, to the best of the Corporation's knowledge, of Zodiac and A to Z are appropriate to the nature of the products sold and marketing methods used by the Corporation and the reserves for excess and obsolete inventory contained in the Balance Sheets of the Corporation (other than those of Zodiac and A to Z) and, to the best of the Corporation's knowledge, of Zodiac and A to Z fairly reflect the amounts of excess and obsolete inventory as of the respective dates thereof.

                 (b) All of the machinery, equipment and other tangible personal and real property of the Corporation, all equipment being acquired from Zodiac or owned by A to Z has been adequately maintained, its operating condition is adequate for its current use and it is suitable for the purposes for which it is presently used and is sufficient for the conduct of the Corporation's business as currently conducted by Zodiac and A to Z (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation); provided, that it is hereby acknowledged that at any particular time an immaterial amount of such assets is in need of repair or is being repaired; provided, further, that the dollar amount of such assets which is in need of repair or is being repaired as of the First Closing Date, with respect to the Zodiac Assets, and the Second Closing Date, with respect to the assets owned by A to Z, will not be greater than that amount which customarily is in need of repair or is being repaired in the case of similarly situated companies. The Corporation has not (in the case of Zodiac and A to Z only, to the best knowledge of the Corporation) experienced material problems or deficiencies with respect to such machinery, equipment and other tangible property, and to the best knowledge of the Corporation, there is no basis to anticipate any such problems or deficiencies.

                 Section 2.28. Environmental Matters. All real and personal property of the Corporation (including plant, buildings, fixtures or other assets presently or in the past owned, leased or operated by the Corporation or by its business) and all operations of the Corporation are (i) in compliance in all material respects with all federal, state and local laws, regulations and administrative orders or judicial orders and decrees relating to human safety, solid waste and hazardous waste treatment, storage, disposal, generation and transportation, air, water and noise pollution, soil or ground or water contamination or the handling, storage, release into the environment or transportation of Hazardous Substances (as hereinafter defined) ("Environmental Laws"), and (ii) free from all toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous wastes", "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 42 U.S.C. Section 1802 et seq., hazardous wastes identified in or pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., any chemical substance or mixture regulation under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. Section 2601 et seq., any "toxic pollutant" under the Federal Water Pollution Control Act, 33 U.S.C. Section 1521 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. Section 7401 et seq., and any hazardous or toxic substance or pollutant regulated under any other applicable Environmental Laws ("Hazardous Substances"). There is not nor has there ever been on or in such property, any generation, treatment, recycling, storage (except in compliance with applicable law) or disposal of any Hazardous Substance, or any PCBs, underground storage tanks or asbestos or asbestos-containing materials. Neither the Corporation nor any of their respective past or present operations are or have been (a) subject to any order from or agreement with any governmental authority or other person respecting any Environmental Law or any action to clean up, remove, treat or in any other way address any Hazardous Waste or (b) in communication or agreement with any governmental authority or other person relating to the generation, treatment, recycling, storage, disposal, presence, release or threatened release of any Hazardous Substance. The representations and warranties set forth in this section, in the case of Zodiac and A to Z only, are being made to the best knowledge of the Corporation.


                                  ARTICLE III

                    Conditions to Closings by each Purchaser

                 Section 3.1. Conditions to First Closing. The obligation of each Purchaser to purchase Preferred Shares at the First Closing is subject to the fulfillment to the reasonable satisfaction of the Majority Holders at or prior to the First Closing of each of the following conditions:

                 (a) Accuracy of Representations and Warranties. The representations and warranties of the Corporation and the Purchasers contained in this Agreement or any agreement, instrument or certificate delivered pursuant hereto shall be true, correct and complete in all material respects on and as of the First Closing Date, and the Corporation, with respect to the representations and warranties of the Corporation, shall have delivered to the Purchasers a certificate of the President, Executive Vice President, Chief Financial Officer or, if such vice president is Richard M. Tyler ("Tyler") or Craig J. Zoellner ("Zoellner"), a Vice President (such a Vice President being referred to as a "Specified Vice President") of the Corporation, dated the First Closing Date, to that effect.

                 (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the First Closing Date shall have been performed or complied with in all material respects and the Corporation shall have delivered to the Purchasers a certificate of the President, Executive Vice President, Chief Financial Officer of the Corporation or a Specified Vice President, dated the First Closing Date, to that effect.

                 (c) Qualifications. On or prior to the First Closing Date, all authorizations, approvals or permits of, or filings with, any governmental authority that are required prior to the First Closing (i) in connection with the issuance of the Preferred Shares and (ii) the consummation of the transactions contemplated by this Agreement (other than such authorizations, approvals, permits and filings referred to in clause (ii) above only which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect) shall have been duly obtained and shall be effective on and as of the First Closing Date.

                 (d) Board of Directors. Effective as of the First Closing, the number of directors constituting the entire Board of Directors of the Corporation shall have been fixed at five and Thomas E. Galuhn, William P. Sutter, Jr., James A. Gordon, Tyler and Zoellner shall be elected to such Board of Directors.

                 (e) Secretary's Certificates. At the First Closing, the Corporation shall have delivered to the Purchasers copies of the charter of the Corporation certified by the Secretary of State of the State of Delaware and copies of each of the following, in each case certified as of the First Closing Date by the Secretary of the Corporation:

                 (i) the by-laws of the Corporation which shall be in form acceptable to the Purchasers;

                 (ii) resolutions of the Board of Directors of the Corporation, authorizing and approving, as appropriate, this Agreement and the transactions contemplated hereby, the execution, issuance, sale, delivery and performance of the Preferred Shares and the Underlying Common Shares, and the execution, delivery and performance of the Registration Rights Agreement, the Stockholders Agreement and the transactions contemplated hereby and thereby; and

                 (iii) the signatures and incumbency of the officers of the Corporation authorized to execute and deliver the documents to which the Corporation is a party.

                 (f) Good Standing Certificates. At the First Closing, the Corporation shall have delivered to the Purchasers good standing certificates dated not more than five business days prior to the First Closing Date relating to the Corporation, Zodiac One and Zodiac Three from the Secretaries of State of their respective jurisdictions of incorporation.

                 (g) Consents. At the First Closing, the Corporation shall have delivered to the Purchasers copies of all consents and approvals of third parties required under any licenses or agreements or otherwise in connection with the execution, delivery or performance by the Corporation of this Agreement or any of the other agreements or documents contemplated hereby or otherwise in connection with the transactions contemplated by the Zodiac Agreement (except for such consents and approvals relating to the transactions contemplated by the Zodiac Agreement the failure to have, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect).

                 (h) Zodiac Agreement. As of the First Closing, the transactions contemplated by the Zodiac Agreement shall have been consummated in accordance with the terms of the Zodiac Agreement, without waiver or amendment.

                 (i) Registration Rights Agreement. At the First Closing, the Corporation shall have executed and delivered to the Purchasers the Registration Rights Agreement.

                 (j) Stockholders Agreement. At the First Closing, the Corporation and the other parties thereto (other than the Purchasers) shall have executed and delivered to the Purchasers the Stockholders Agreement.

                 (k) Legal Opinion. At the First Closing, Sherman & Howard, L.L.C. and Finke & Associates, P.C. shall have delivered to the Purchasers opinions, dated the First Closing Date, addressed to the Purchasers and in the respective forms attached hereto as Exhibits D-1 and D-2.

                 (l) Capitalization of the Corporation. At the First Closing, the Corporation shall have been capitalized with $200,000 in cash from Bace for its purchase of the Bace Shares as well as the payment for the Preferred Shares being purchased on the First Closing Date.

                 (m)   Loans.     Concurrently with or prior to the First
Closing, the Corporation, HTSB and LaSalle National Bank (HTSB and such other lender being collectively referred to as the "Lenders") shall have duly executed and delivered the Credit Agreement dated as of May 15, 1996 (the "Credit Agreement") providing for an aggregate of up to $15,000,000 in borrowings and all notes, security agreements, pledge agreements, and other documents, agreements or instruments delivered pursuant thereto (collectively, the "Loan Documents"), and pursuant thereto the Lenders shall have made available to the Corporation the loans arrangements contemplated therein (all such loans arrangements may collectively be referred to as the "Loans"). The terms and provisions of the Loan Documents as executed shall be satisfactory in form and substance to the Purchasers. At the First Closing, all conditions precedent to the funding of the Loans shall have been satisfied and the Lenders shall have disbursed or agreed to disburse to the Corporation an amount sufficient, together with other funds available to the Corporation, including amounts made available hereunder, to consummate the transactions contemplated under the Zodiac Agreement. At or prior to the First Closing, the Corporation shall have delivered to the Purchasers true and complete copies of the Loan Documents.

                 (n) Additional Documents. The Purchasers shall have received such other documents, instruments, approvals or opinions as the Purchasers may reasonably request.

                 Section 3.2. Conditions to Second Closing. The obligation of each Purchaser to purchase Preferred Shares at the Second Closing is subject to the fulfillment to the reasonable satisfaction of the Majority Holders at or prior to the Second Closing of each of the following conditions:

                 (a) Accuracy of Representations and Warranties. The representations and warranties of the Corporation and the Purchasers contained in this Agreement or any agreement, instrument or certificate delivered pursuant hereto shall be true, correct and complete in all material respects on and as of the Second Closing Date (except for those representations and warranties that refer to specified dates), it being understood that all representations and warranties of the Corporation (except as aforesaid) shall be deemed to be remade as of the Second Closing Date (but (i) with the term "Corporation" for purposes of Sections 2.7 through 2.28, inclusive, being deemed to include all subsidiaries of the Corporation at that time and (ii) the Disclosure Schedule being supplemented to the extent mutually agreed by the Corporation and the Majority Holders), and with respect to the representations and warranties of the Corporation and each subsidiary at that time, the Corporation shall have delivered to the Purchasers a certificate of the President, Executive Vice President, Chief Financial Officer or a Specified Vice President of the Corporation, dated the Second Closing Date, to that effect.

                 (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Second Closing Date shall have been performed or complied with in all material respects and no Event of Default (as defined below) or event or condition which, with notice or lapse of time or both, would constitute an Event of Default shall have occurred and be continuing, and the Corporation shall have delivered to the Purchasers a certificate of the President, Executive Vice President, Chief Financial Officer or a Specified Vice President of the Corporation, dated the Second Closing Date, to that effect.

                 (c) Qualifications. On or prior to the Second Closing Date, all authorizations, approvals or permits of, or filings with, any governmental authority that are required prior to the Second Closing (i) in connection with the issuance of the Preferred Shares (ii) and the consummation of the transactions contemplated by this Agreement (other than such authorizations, approvals, permits and filings referred to in clause (ii) above only which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect) shall have been duly obtained and shall be effective on and as of the Second Closing Date.

                 (d) Certificates. The Corporation shall have delivered to the Purchasers the certificates of the type specified in Sections 3.1(e) and 3.1(f) (but with the relevant dates and references being the Second Closing
Date).

                 (e) Legal Opinion. At the Second Closing, Sherman & Howard L.L.C. and Paine, Hamblen, Coffin, Brooke & Miller LLP shall have delivered to the Purchasers an opinion, dated the Second Closing Date, addressed to the Purchasers and in substantially the respective forms attached hereto as Exhibits E-1 and E-2.

                 (f) Availability of Loans. At the Second Closing, the loans necessary to consummate the transactions under the A to Z Agreement shall be available to the Corporation under the Loan Documents.

                 (g) A to Z Agreement. The A to Z Agreement shall have been executed and delivered in form acceptable to the Majority Holders and the transactions contemplated by the A to Z Agreement shall have been consummated in accordance with the terms of the A to Z Agreement without waiver or amendment, and the Majority Holders shall not be dissatisfied with the results of their investigation of A to Z.

                 (h) Consents. At the Second Closing, the Corporation shall have delivered to the Purchasers copies of all consents and approvals of third parties required under any licenses or agreements or otherwise in connection with the execution, delivery or performance by the Corporation of this Agreement or the other agreements or documents contemplated hereby or otherwise in connection with the transactions contemplated by the A to Z Agreement (except for such consents and approvals relating to the transactions contemplated by the A to Z Agreement the failure to have, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect).

                 (i) Additional Documents. The Purchasers shall have received such other documents, instruments, approvals or opinions as the Majority Holders may reasonably request.

                 Section 3.3. Conditions to Additional Closings. The obligation of each Purchaser to purchase Preferred Shares at any Additional Closing is subject to the fulfillment to the reasonable satisfaction of the Majority Holders at or prior to each Additional Closing of each of the following conditions:

                 (a) Accuracy of Representations and Warranties. The representations and warranties of the Corporation and the Purchasers contained in this Agreement or any agreement, instrument or certificate delivered pursuant hereto shall be true, correct and complete in all material respects on and as such Additional Closing Date (except for those representations and warranties that refer to specified dates), it being understood that all representations and warranties of the Corporation (except as aforesaid) shall be deemed to be remade as of such Additional Closing Date (but (i) with the term "Corporation" for purposes of Sections 2.7 through 2.28, inclusive, being deemed to include all subsidiaries of the Corporation at that time, (ii) the Disclosure Schedule being supplemented to the extent mutually agreed by the Corporation and the Majority Holders and (iii) with the term "Acquisition Agreement" in the representations and warranties in Section 2.14 being deemed to include any acquisition agreements relating to any acquisition being consummated with the proceeds of such Additional Closing), and with respect to the representations and warranties of the Corporation, the Corporation shall have delivered to the Purchasers a certificate of the President, Executive Vice President, Chief Financial Officer or a Specified Vice President of the Corporation, dated such Additional Closing Date, to that effect.

                 (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to such Additional Closing Date shall have been performed or complied with in all material respects and no Event of Default (as defined below) or event or condition which, with notice or lapse of time or both, would constitute an Event of Default shall have occurred and be continuing, and the Corporation shall have delivered to the Purchasers a certificate of the President, Executive Vice President, Chief Financial Officer or a Specified Vice President of the Corporation, dated the such Additional Closing Date, to that effect.

                 (c) Qualifications. On or prior to such Additional Closing Date, all authorizations, approvals or permits of, or filings with, any governmental authority that are required prior to the such Additional Closing
(i) in connection with the issuance of the Preferred Shares and (ii) the consummation of the transactions contemplated by this Agreement (other than such authorizations, approvals, permits and filings referred to in clause (ii) above only which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect) shall have been duly obtained and shall be effective on and as of such Additional Closing Date.

                 (d) Board of Directors' Approval; Other Acquisition Agreements. The Corporation's Board of Directors and the Majority Holders shall have approved such Additional Closing and the acquisition agreements relating to any acquisitions then known as being financed from the proceeds of the issuance of the Preferred Shares being issued at such Additional

Closing shall have been executed and delivered in form acceptable to the Majority Holders, any such acquisitions being consummated not later than such Additional Closing shall have been consummated in accordance with the terms of such acquisition agreements, without material waiver or amendment, and the Majority Holders shall not be dissatisfied with the results of their investigation of the businesses, assets and companies being so acquired.

                 (e) Consents. At such Additional Closing, the Corporation shall have delivered to the Purchasers copies of all consents and approvals of third parties required under any licenses or agreements or otherwise in connection with the execution, delivery or performance by the Corporation of this Agreement or other agreements or documents contemplated hereby or otherwise in connection with the acquisition agreements referred to in Section 3.3(d) (except for such consents and approvals relating to the transactions contemplated by such acquisition agreements the failure to have, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect).

                 (f) Certificates. The Corporation shall have delivered to the Purchasers the certificates of the type specified in Sections 3.1(e) and 3.1(f) (but with the relevant dates and references being such Additional Closing Date).

                 (g) Legal Opinion. At such Additional Closing, Sherman & Howard, L.L.C. shall have delivered to the Purchasers an opinion, dated such Additional Closing Date, addressed to the Purchasers and in substantially the form attached hereto as Exhibit E-1 and the counsel to the seller or sellers with respect to any acquisition being consummated with proceeds of such Additional Closing shall have delivered to the Purchasers the same opinion it is delivering to the Corporation relating to such acquisition.

                 (h) Additional Documents. The Purchasers shall have received such other documents, instruments, approvals or opinions as the Majority Holders may reasonably request.

                 (i)   Time Period.   The time of such Additional Closing must
be no later than May 15, 1999.


                                   ARTICLE IV

                            Reporting and Inspection


                 The Corporation hereby covenants and agrees:

                 Section 4.1. Accounting. The Corporation will maintain and will cause each of its subsidiaries to maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and all financial statements or information delivered under Section 4.2 shall be prepared in accordance with generally accepted accounting principles, except for those changes from time to time as are required by generally accepted accounting principles.

                 Section 4.2. Financial Statements and Other Information. The Corporation will deliver to the Purchasers, Bace and any subsequent holder of Shares or Bace Securities:

                 (a) as soon as available after the end of each fiscal month of the Corporation, and in any event within 30 days thereafter, (i) an unaudited consolidated balance sheet of the Corporation and its subsidiaries as at the end of such month; (ii) an unaudited consolidated statement of income of the Corporation and its subsidiaries for such month and for the fiscal year of the Corporation to the end of such month; and (iii) an unaudited consolidated statement of cash flows of the Corporation and its subsidiaries for such month and for the fiscal year to the end of such month, all in reasonable detail, subject to changes resulting from normal year-end audit adjustments, certified by the principal financial officer of the Corporation (the "Principal Financial Officer") and a comparison between the actual financial figures for such monthly accounting period, the comparable figures for the prior fiscal year (if any, it being understood that there are no comparable figures prior to May
         1996) and the comparable figures included, as applicable, in the Projections or in the Plan (as defined in subparagraph (c) hereof) for such monthly accounting period (together with financial information excluding any acquisitions made less than twelve months prior to the beginning of such month), with an explanation of any material differences between them;

                 (b) as soon as available after the end of each fiscal year of the Corporation, and in any event within 90 days thereafter, an audited consolidated balance sheet of the Corporation and its subsidiaries, and the related audited consolidated statements of income, stockholders' equity and cash flows of the Corporation and its subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (if any, it being understood that there are no comparable figures prior to May
         1996), all in reasonable detail, accompanied by (i) an unqualified opinion on such financial statements of Ernst & Young, LLP or such other firm of independent public accountants of nationally recognized standing selected by the Board of Directors of the Corporation and acceptable to the Purchasers (which acceptance may not be unreasonably withheld) that such financial statements fairly present the financial position of the companies being reported upon at the end of such fiscal year and the results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles; (ii) a letter of such accountants stating whether in the course of their audit any event or circumstance has come to their attention which would constitute an Event of Default under Section 6.1 (or which, with notice or lapse of time, or both, would become such an Event of Default) under this Agreement or the Loan Documents and, if such has come to their attention, a statement of the nature thereof; (iii) a written acknowledgment by such accountants that the Purchasers are relying on the opinion referred to in clause (i) of this Section 4.2(b); and (iv) a comparison by the Corporation between the actual financial figures for such fiscal year, the comparable figures for the prior fiscal year, it being understood that there are no comparable figures prior to May 1996, and the comparable figures included, as applicable, in the Projections or in the Plan for such fiscal year, with an explanation of any material differences between them;

                 (c) as soon as available for each fiscal year of the Corporation (beginning with the fiscal year commencing February 1, 1997), and in any event not later than 31 days before the beginning of each such fiscal year, earnings and cash flow projections for the Corporation and its subsidiaries for such fiscal year, including projected estimates (on a monthly basis) of income, cash flow and corporate overhead of the Corporation and its subsidiaries in each case prepared in reasonable detail by the Principal Financial Officer, and the Corporation shall submit each plan concurrently to the Board of Directors of the Corporation, such plan to be prepared on a basis consistent with the Projections and shall be accepted as the plan for such fiscal year if and when approved by a majority of the entire Board of Directors of the Corporation (such plan, as so approved, being referred to herein as the "Plan") but with such Plan being updated promptly to incorporate the budget for each acquisition after such budget has been approved by the Board of Directors, it being understood that a budget for each acquisition shall be submitted to the Board of Directors in connection with its consideration of any acquisition;

                 (d) as soon as available all monthly, quarterly, annual and other statements, certificates or notices to the Lenders or other lenders;

                 (e) promptly upon receipt of a written request from a Purchaser or Bace therefor, copies of all other reports, if any, submitted to the Corporation by independent public accountants in connection with any annual or interim audit of the books of the Corporation and its subsidiaries made by such accountants;

                 (f) promptly upon receipt of a written request from a Purchaser or Bace therefor, a copy of each financial statement, report and return that the Corporation or any of its subsidiaries shall file with the Commission or (if requested by a Purchaser or other such holder) with any other governmental department, bureau, commission or agency and each such report that the Corporation or any of its subsidiaries shall file with any stock exchange;

                 (g) promptly upon the occurrence thereof, notice of any material disputes with any customer or the occurrence of any other event which has had, or could reasonably be expected to have, a Material Adverse Effect;

                 (h) promptly upon the Corporation's learning thereof, written notice of (i) any pending litigation affecting the Corporation or any of its subsidiaries, whether or not the claim is considered by the Corporation to be covered by insurance, and (ii) any pending administrative or arbitration proceeding or investigation, or the receipt by the Corporation or any of its subsidiaries of any notice or order from any regulatory body or agency having jurisdiction over the Corporation or any of its subsidiaries (except in the case of an action or proceeding which individually, and together with any related action or proceeding, could not reasonably be expected to result in any losses, costs or expenses, including (without limitation) costs of investigation or defense, aggregating $50,000 or more);

                 (i) promptly upon the occurrence thereof, notice of (i) any change in the business or affairs of the Corporation or any of its subsidiaries which has had, or could reasonably be expected to have, a Material Adverse Effect; (ii) any breach of any of its covenants, or any material breach of any representations or warranties, set forth in this Agreement; (iii) any material labor dispute to which the Corporation or any of its subsidiaries may become a party, any strikes or walkouts relating to any of the Corporation's or any such subsidiary's facilities, and the expiration or termination of any labor contract to which the Corporation or any of its subsidiaries is a party or by which the Corporation or any of its subsidiaries is bound or of any negotiations with respect thereto; (iv) a default by the Corporation or any of its subsidiaries under any note, indenture, loan agreement, mortgage, material lease, deed or other material agreement to which the Corporation or such subsidiary is a party or by which the Corporation or any such subsidiary is bound, which default constitutes a payment default or a default that entitles, or with notice or lapse of time or both would entitle, the holder of such note, indenture, loan agreement, mortgage, lease, deed or other agreement to accelerate the payment or other material obligations of the Corporation or such subsidiary thereunder; (v) the Corporation's or any of its subsidiaries' learning that any of its assets is (A) the subject of any "Superfund" evaluation or investigation or (B) the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment; (vi) the receipt by the Corporation or any of its subsidiaries of a notice of violation with respect to any of its permits

         (environmental or otherwise) or a notice of an enforcement action relating to any such permits (except for such violations or enforcement actions which, individually and in the aggregate, could not reasonably be expected to result in any loss to the Corporation or its subsidiaries in excess of $25,000); or (vii) receipt by the Corporation or any of its subsidiaries of notice of any event described in Section 4043 of ERISA and the regulations thereunder for which the reporting requirement is not thereby waived; and

                 (j) with reasonable promptness, such other data, reports and information as from time to time a Purchaser or other such holder may reasonably request and such data, press releases, reports and information as the Corporation or any of its subsidiaries may from time to time furnish to holders of its securities.

                 Section 4.3. Inspection Rights. With respect to any person who holds 20% or more of the Preferred Shares (treating any Common Shares into which Preferred Shares have been converted as if they have not been converted, any such holder being referred to as a "Substantial Purchaser"), the Corporation will permit an authorized representative designated by such person to visit and inspect the properties of the Corporation or any of its subsidiaries, including its and their books (and to make extracts therefrom) and to discuss its and their affairs, finances and accounts with its and their officers, personnel and auditors, all at such reasonable times and as often as such person may reasonably request, all upon reasonable notice to the Chairman of the Board of Directors of the Corporation.

                 Section 4.4. Accounting Principles. The Corporation will use a fiscal year ending January 31.



                                   ARTICLE V

                              Additional Covenants


                 The Corporation hereby covenants and agrees:

                 Section 5.1. Insurance. The Corporation shall maintain or cause to be maintained, and shall cause each of its subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its properties and businesses and the properties and businesses of its subsidiaries against loss or damage as may be required by law or as is customary for companies similarly situated and which reflects the Corporation's best business judgment as to the types and amounts of insurance that should be carried in light of conditions in the insurance industry, and at the request of a Substantial Purchaser shall furnish such

Substantial Purchaser with evidence of the same. The insurance coverage of the Corporation and its subsidiaries shall be evaluated annually by Board of Directors and management.

                 Section 5.2. Tax Matters. The Corporation will, and will cause each of its subsidiaries to, pay or cause to be paid all taxes, assessments and other governmental charges levied upon any of its properties or assets or those of its subsidiaries or in respect of its or their respective franchises, businesses, income or profits before the same become delinquent, except that (unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced) no such charge need be paid if being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted if (i) such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor and (ii) no property or assets are in imminent danger of forfeiture. The Corporation will withhold all amounts for taxes required to be withheld by it under applicable law.

                 Section 5.3. Payment of Indebtedness. The Corporation shall pay, and cause each of its subsidiaries to pay, all amounts owed on any indebtedness for borrowed money of the Corporation and each of its subsidiaries as and when the same shall become due and payable by the lapse of time, by declaration, by call for redemption or otherwise, and to fulfill its obligations upon all leasing arrangements included in the Loan Documents.

                 Section 5.4. Compliance With Laws; Obligations. The Corporation shall, and shall cause each of its subsidiaries to, comply with all laws, rules, regulations, judgments, orders and decrees of any governmental or regulatory authority applicable to it (including, without limitation, conditions, terms and provisions of its permits and licenses) and its respective assets and properties (collectively, "Laws") and with all contracts and agreements to which it is a party or shall become a party the violation of which Laws, contracts or agreements individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and the Corporation shall perform, and shall cause each of its subsidiaries to perform, all obligations which it has or shall incur, the violation or lack of performance of which, individually or in the aggregate, could have a Material Adverse Effect. Notwithstanding the foregoing, nothing in this Section 5.4 shall prohibit the Corporation from contesting in good faith the validity or applicability of any law by appropriate proceedings, promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles, shall have been made therefor.

                 Section 5.5. Preservation of Corporate Existence and Property. The Corporation shall preserve and maintain, and shall cause each of its subsidiaries to preserve and maintain (i) its corporate existence, (ii) its rights, franchises and privileges and (iii) all its assets and properties in adequate working order and condition, with the exception of (x) ordinary wear and tear and (y) casualty losses fully covered by insurance carried by the Corporation except for reasonable deductibles.

                 Section 5.6. Employee Benefit Plans. The Corporation and its subsidiaries shall maintain and operate, and shall cause any member of any ERISA Controlled Group to maintain and operate, each Employee Benefit Plan that the Corporation or any subsidiary or such member sponsors, maintains or contributes to, in compliance with all applicable requirements of ERISA and the Age Discrimination in Employment Act, and in compliance with all applicable requirements of the Code, for obtaining any tax benefits respecting such Employee Benefit Plan claimed by the Corporation or any subsidiary where the failure to so maintain and operate could reasonably be expected to have a Material Adverse Effect. The Corporation and its subsidiaries shall pay, and cause any member of ERISA Controlled Group to pay, promptly when due under the terms of any Employee Benefit Plan, or otherwise when due (or required to avoid any excise tax or the necessity of any governmental waiver) under any applicable law respecting any Employee Benefit Plan, all amounts that the Corporation, any subsidiary or any such member is required to pay to or in respect of any Employee Benefit Plan.

                 Section 5.7. Directors' Expenses. The Corporation shall reimburse each of its directors for the reasonable out-of-pocket expenses incurred by such director in attending meetings of the Board of Directors or any committee thereof and for otherwise fulfilling his fiduciary obligations as a director of the Corporation.

                 Section 5.8. Directors' Meetings. The Corporation shall hold meetings of its Board of Directors periodically but not less often than quarterly.

                 Section 5.9. Fees and Expenses. The Corporation agrees to bear all of its own expenses in connection herewith and with the transactions contemplated hereby, and shall also pay all out-of-pocket expenses reasonably incurred by the Purchasers, including the reasonable legal fees and disbursements of Sidley & Austin, counsel to certain of the Purchasers, in connection herewith and with the transactions contemplated hereby including, without limitation, all out-of-pocket expenses reasonably incurred in connection with (i) the preparation, negotiation, closing under, amendment, waiver, administration or enforcement of, or the preservation of any rights under, this Agreement, the Preferred Shares, the Underlying Common Shares, the Registration Rights Agreement, the Stockholders Agreement or under the Charter or By-laws, (ii) any stamp and other taxes payable with respect to this Agreement and (iii) any filing with any governmental agency with respect to any Purchaser's purchase of Preferred Shares.

                 Section 5.10. Indemnification. (a) The Corporation shall indemnify, defend and hold each Purchaser, Bace and their respective directors, members, officers, employees, affiliates and agents (collectively, the "Indemnified Persons") harmless from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including, without limitation, interest, penalties, court costs and reasonable attorneys' fees, that any Indemnified Person shall incur or suffer, which arise, result from, or relate to (i) any breach of, or failure by the Corporation to perform, any of its representations, warranties, covenants or agreements in this Agreement, the Preferred Shares, the Registration Rights Agreement, the Stockholders Agreement or any schedule, certificate, exhibit or instrument furnished or to be furnished by the Corporation hereunder or thereunder or (ii) any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of this Agreement or any instrument, document or agreement executed or delivered in connection herewith; provided, that such indemnification obligation under clause (i) or (ii) of this Section 5.10 shall not apply to any breaches or inaccuracies in representations or warranties (other than breaches or inaccuracies with respect to the representations and warranties contained in Sections 2.1, 2.2 (other than subsection (a)(iii) thereof), 2.3 or 2.4 of this Agreement which will not be subject to this proviso) unless (x) such breaches or inaccuracies result in a claim, demand, loss, cost, expense, obligation, liability, damage, recovery or deficiency (collectively, "Loss") against or involving an Indemnified Person directly, rather than simply a diminution in the value of the Corporation or (y) the effect of such breaches or inaccuracies taken together and aggregated with the effect of any such breaches referred to in clause (ii) of Section 5.10(b), cause the Corporation or its subsidiaries, taken as a whole, to realize Loss in excess of 3.5% of the aggregate amounts then having previously been paid for the Preferred Shares and the Bace Shares, after giving effect to any amounts recovered from Zodiac, the Selling Shareholders or any other seller or selling shareholders pursuant to an acquisition agreement as to which representations and warranties are being made pursuant to Section 2.14, directly or from any escrow fund; provided, however, that such indemnity under paragraph (ii) shall not apply to any such liabilities or related expenses finally determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person. Notwithstanding the foregoing, Bace and its directors, members, officers, employees, affiliates and agents (collectively, "Bace Indemnified Parties") (I) shall not be entitled to indemnification under this Agreement with respect to any breach or inaccuracy of any representation or warranty to the extent Richard M. Tyler or Craig J. Zoellner knew of such breach or inaccuracy at the time such representation or warranty was made and
(II) in computing any Loss to any Bace Indemnified Party, the Bace Securities shall be deemed to constitute only the Series B Preferred and the shares of Class A Common Stock initially issuable upon conversion thereof and ignoring any value or rights relating to the issuance or potential issuance of Additional Conversion Shares (as such term is defined in the Charter).

                 (b) The Corporation, shall indemnify, defend and hold each Indemnified Person harmless from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, injuries (to persons, property or natural resources) and deficiencies, including, without limitation, interest, penalties, court costs, reasonable attorneys' fees and reasonable environmental consultants' fees, that at any time or from time to time may be paid, incurred or suffered by, or asserted against, any Indemnified Person for, with respect to, or as a direct or indirect result of the violation by the Corporation or any of its subsidiaries of any Environmental Laws, or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized by the Corporation or any of its subsidiaries in the conduct of their respective businesses into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Substances (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws); provided, that such indemnification obligation under this Section 5.10(b) shall not apply to any breaches or inaccuracies in representations or warranties unless (i) such breaches or inaccuracies result in a Loss against or involving an Indemnified Person directly, rather than simply a diminution in the value of the Corporation or (ii) the effect of such breaches or inaccuracies taken together and aggregated with the effect of any such breaches referred to in clause (ii)(y) of Section 5.10(a), cause the Corporation or its subsidiaries, taken as a whole, to realize a Loss in excess of 3.5% of the aggregate amounts then having previously been paid for the Preferred Shares and the Bace Shares, after giving effect to any amounts recovered from Zodiac, the Selling Shareholders or any other seller or selling shareholders pursuant to an acquisition agreement as to which representations and warranties are being made pursuant to Section 2.14, directly or from any escrow fund; provisions of and undertakings and indemnification set out in this Section 5.10 shall survive the redemption or other purchase of the Preferred Shares and termination of this Agreement.

                 (c) If any indemnifiable claim by a third party is made against any Indemnified Person, such Indemnified Person shall promptly provide written notice to the Corporation of such claim; provided that the failure to give such notice shall not affect any rights of such Indemnified Person hereunder except to the extent the Corporation is materially prejudiced by such failure to give notice. By delivering written notice to such Indemnified Person within 15 days after receipt of such Indemnified Person's notice, the Corporation may, or upon written request of such Indemnified Person shall, assume the defense of such claim at its sole expense through counsel reasonably satisfactory to such Indemnified Person, provided that (i) the Corporation shall not permit any lien, encumbrance or other adverse charge upon any asset of such Indemnified Person, (ii) the Corporation shall permit such Indemnified Person to participate in such settlement or defense through counsel selected by at such Indemnified Person's expense, and (iii) the Corporation shall agree to promptly reimburse such Indemnified Person's for the full amount of its liability to the third party claimant. If the Corporation shall not have employed counsel to defend such claim or if such Indemnified Person shall have reasonably concluded (with the written advice of counsel) that the position of such Indemnified Person and the Corporation may be in conflict (in which case the Corporation shall not have the right to direct the defense of any such claim on behalf of such Indemnified Person), the reasonable legal and other expenses incurred by such Indemnified Person shall be borne by the Corporation. Notwithstanding the foregoing, each Indemnified Person shall have the right to pay or settle any such claim provided in such event it shall waive its right to indemnity therefor by the Corporation.

                 Section 5.11. Certain Restrictions and Limitations. So long as any Preferred Shares or Underlying Common Shares remain outstanding, without the approval of the Majority Holders, the Corporation shall not:

                 (a) amend, or permit any of its subsidiaries to amend, its charter or by-laws;

                 (b) increase or decrease, or permit any of its subsidiaries to increase or decrease, the total number of its authorized shares of capital stock or any class or series;

                 (c) (i) authorize or issue, or obligate itself to issue, any equity security (including any security convertible into or exercisable or exchangeable for any equity security), except for (i) the issuance of Underlying Common Shares upon conversion of the Preferred Shares or Underlying Bace Shares upon conversion of the Bace Shares and (ii) options to purchase shares of Class B Common Stock, to be granted after the First Closing Date, to members of management or other key employees of the Corporation with the approval of the Compensation Committee of the Corporation's Board of Directors at exercise prices determined by such Compensation Committee (not exceeding 5% of the number of shares of Class A Common Stock and Class B Common Stock that would be outstanding if all outstanding Preferred Shares and the Bace Shares were converted into Common Stock) or (ii) file a registration statement under the Securities Act of 1933, as amended, with respect to any offering of securities by the Corporation;

                 (d) redeem, retire, purchase or otherwise acquire, directly or indirectly, through any of its subsidiaries or otherwise, shares of its capital stock, warrants or options with respect to such capital stock, other than the repurchase pursuant to the terms of the Stockholders Agreement;

                 (e) declare or pay, or permit its subsidiaries to declare or pay, any cash or other dividend or make, or permit its subsidiaries to make, any other distribution of any kind on, or purchase or set aside any sums for the purchase or payment of, its capital stock other than
         (i) stated dividends on the Preferred Stock, the Bace Shares or the Class A Common Stock or (ii) dividends of the Corporation payable solely in shares of Class A Common Stock and dividends and distributions from the Corporation's subsidiaries to the Corporation or to any other of the Corporation's wholly-owned subsidiaries;

                 (f) enter into, or permit any of its subsidiaries to enter into, any agreement with respect to any merger or consolidation (other than a merger into or consolidation with the Corporation or any of its wholly-owned subsidiaries) or transfer, or permit any of its subsidiaries to transfer, (whether by sale, exchange, lease or other disposition in one or more transactions) an amount greater than 10 percent of the Corporation's or any of its subsidiaries' assets; provided, however, that this limitation shall not apply to transfers to the Corporation or any of the Corporation's wholly-owned subsidiaries.

                 (g) enter into or permit to exist, or permit any of its subsidiaries to enter into or permit to exist, any agreement or undertaking (other than this Agreement) which prohibits, restricts or limits the ability of any of its subsidiaries to pay dividends or distributions to the Corporation, or otherwise to transfer assets or engage in transactions with the Corporation, other than the Loan Documents;

                 (h) recapitalize or otherwise change its capital structure in such a manner as will result in a change in control from one person to another person, either directly or indirectly, of the power to vote 50 percent or more of the securities or other interests of the Corporation having voting power for the election of directors of the Corporation or otherwise having voting power to direct or cause the direction of management policies of the Corporation;

                 (i)  voluntarily dissolve or liquidate;

                 (j) (i) have a subsidiary which is not wholly-owned by the Corporation, either directly or indirectly through one or more other wholly-owned subsidiaries or (ii) sell any shares of capital stock of any subsidiary, or permit any subsidiary to sell any shares held by it in any subsidiary, except in each case for a sale to the Corporation or a wholly-owned subsidiary;

                 (k) permit any of its subsidiaries to issue or sell or to obligate such subsidiary to issue or sell any shares of its capital stock (including any warrants, rights or options to purchase or otherwise acquire shares of such capital stock or other securities exercisable or exchangeable for or convertible into shares of such capital stock);

                 (l) enter into or become liable in respect of, or permit any of its subsidiaries to enter into or become liable in respect of, any guarantee of any indebtedness, dividend or other obligation of any person (other than the Corporation or a wholly-owned subsidiary thereof);

                 (m) enter into, or permit any of its subsidiaries to enter into, or be a party to, (i) any transaction or arrangement with any Affiliate (as hereinafter defined), including any transaction or arrangement pursuant to which the Corporation or any of its subsidiaries is required to pay to any Affiliate any management or monitoring fee, other than the Management Agreement dated as of the date of this Agreement between BACE Industries, LLC and the Corporation or (ii) any amendment, supplement or modification of, or waiver with respect to, the Management Agreement (as used herein, "Affiliate" shall mean any person (other than a subsidiary) (i) which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Corporation or (ii) 10 percent or more of the voting capital stock (or in the case of a person which is not a corporation, 10 percent or more of the equity interest) of which is beneficially owned or held by the Corporation or any of its subsidiaries. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting capital stock, by contract or otherwise);

                 (n) amend, supplement, modify or waive, or allow any of its subsidiaries to amend, supplement, modify or waive, any of the terms of the Loan Documents if the effect of such amendment, supplement, modification or waiver would be to (i) increase the principal, interest or lease payments payable on the Loans or increase or accelerate any other monetary obligation of any Corporation to the Lenders or change the dates on which any payments under any of the Loans are due and payable, (ii) shorten the term of any of the Loans or (iii) create any defaults under any of the Loan Documents or impose any obligations on the Corporation (whether consisting of affirmative or negative covenants or otherwise), the failure to comply with which would cause an event of default under any Loan Document;

                 (o) incur, create, assume, become or be liable in any manner with respect to, or permit to exist, or permit any of its subsidiaries to incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any indebtedness for borrowed money (including, without limitation, capitalized leases) or for the deferred purchase price for the acquisition of property other than (i) the Loans, (ii) trade payables incurred in the ordinary course of business or (iii) other indebtedness for borrowed money not to exceed in the aggregate at any one time $100,000;

                 (p) make or commit to make, or permit any of its subsidiaries to make or commit to make, capital expenditures for any fiscal year if the aggregate amount of such expenditures for the Corporation and its subsidiaries on a consolidated basis for such fiscal year would exceed 5% over the amount budgeted therefor in the budget approved by the Board of Directors for such fiscal year, as updated for any budget approved by the Board of Directors with respect to an acquisition;

                 (q) withdraw, or permit any member of any ERISA Controlled Group to withdraw, in whole or in part from any multi-employer pension plan within the meaning of Section 3(37) of ERISA if such withdrawal or partial withdrawal would subject the Corporation or any of its subsidiaries to material liability under Subtitle E of Title IV of ERISA; or to establish or maintain any Employee Pension Benefit Plan that has at any time a material amount of unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA, or violate, or permit any subsidiary to violate, ERISA or any other legal requirement relating to any Employee Benefit Plan;

                 (r) violate, or permit any of its subsidiaries to violate in any material respect, any Environmental Laws;

                 (s) permit any of its subsidiaries to use or permit any proceeds of the purchase price of the Preferred Shares to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying margin stock" within the meaning of Regulations G, U and X of the Board of Governors of the Federal Reserve System, as amended from time to time;

                 (t) create or permit to exist, or permit any of its subsidiaries to create or permit to exist, any new Employee Benefit Plan unless such Employee Benefit Plan has been approved by the Board of Directors (including a majority of the directors designated by the holders of Shares);

                 (u) increase, or permit any of its subsidiaries to increase, the salary or aggregate compensation of any executive officers listed in Schedule III (or any person hired in replacement of such executive officers) in excess of the compensation listed with respect to such executive officers on such Schedule III, or adopt, or permit any of its subsidiaries to adopt, any employee benefit plan or agreement or any severance plan, agreement or policy, without in each case the approval of the Board of Directors or the Compensation Committee thereof of the Corporation (including the approval of a majority of the members thereof designated by the holders of Shares);

                 (v) enter into, amend or modify any employment agreement providing for annual compensation of $100,000 or more to which the Corporation or any of its subsidiaries is or may become a party;

                 (w) become a party to or permit any of its subsidiaries to become a party to any agreement which by its terms or otherwise could reasonably be expected to materially and adversely affect the Corporation's performance of or compliance with this Agreement, the Preferred Shares, the Registration Rights Agreement or the Charter; or

                 (x) enter into an agreement which creates or otherwise constitutes a "Dividend Restriction," as defined in Article IV of the Charter.

                 Section 5.12. Compensation Committee. If the Board of Directors of the Corporation has a Compensation Committee, a majority of the members of such committee shall be members of the Board of Directors designated by the holders of Shares. The Corporation shall cause the members of the compensation committee of any subsidiary of the Corporation that has such a committee to be the same as the members of the Compensation Committee of the Board of Directors of the Corporation.

                 Section 5.13. Board of Directors of Subsidiaries. The Corporation shall cause the members of the Board of Directors of each subsidiary of the Corporation to be the same as the members of the Board of Directors of the Corporation.

                 Section 5.14. Observation of Board Meetings. The Majority Holders shall have the right to designate up to two persons at any one time who will have the right to attend meetings of the Board of Directors of the Corporation and any subsidiary thereof, and any committee of any of the foregoing, and the Corporation shall give notice to any such designee of all meetings of any such Board or committee and shall promptly furnish any such designee with the minutes of all meetings thereof and all consents to actions in lieu of any such meetings.


                                   ARTICLE VI

                               Events of Default


                 Section 6.1. Events of Default. If any of the following events (each is herein referred to as an "Event of Default") occur:

                 (a) the Corporation fails to redeem the Preferred Shares or the Bace Shares on the date specified in or pursuant to the terms of the Preferred Stock or the Series B Preferred;

                 (b) (i) the Board of Directors of the Corporation fails for a period of two consecutive quarters, commencing with the first quarter in which the Corporation is permitted by the Loan Documents to pay dividends, after the first anniversary hereof to declare any dividends on the rate stated in the terms of the Preferred Stock ("Stated Dividends") or (ii) the Corporation fails to pay the Stated Dividends in full for two consecutive quarters, commencing with the first quarter in which the Corporation is permitted by the Loan Documents to pay dividends;

                 (c) default shall occur in the performance of or compliance with any covenant contained herein which shall continue uncured for more than 20 days (in the case of a payment default) or 30 days (in the case of any other default) after the Corporation becomes aware of such default;

                 (d) if any representation or warranty to the Purchasers made in writing by the Corporation in this Agreement or in any agreement, certificate, report, financial statement or instrument delivered under or pursuant to any provision hereof or thereof, in the Loan Documents, or in connection with the transactions contemplated hereby or thereby, shall prove to have been false or inaccurate in any material respect on the date as of which made; provided, that any such breaches or inaccuracies shall not constitute an Event of Default if they relate to the business, financial statements or operations of Zodiac or A to Z as of or prior to the date of this Agreement (except for inaccuracies with respect to the representations and warranties contained in Sections 2.1, 2.2, 2.3 or 2.4 of this Agreement which shall not be subject to this proviso), unless the effect of such inaccuracies, taken together, cause the Corporation or its subsidiaries, taken as a whole, to realize Loss in excess of 3.5% of the aggregate amounts then having previously been paid for the Preferred Shares and the Bace Shares, after giving effect to any amounts recovered from Zodiac or the Selling Shareholders or any seller or selling shareholders under the acquisition agreements referred to in Section 3.3(e) directly or from any escrow fund;

                 (e) any default shall occur under the Loan Documents or default shall occur in the making of the payment of the principal of or interest on any other indebtedness of the Corporation or any of its subsidiaries for borrowed money or lease obligations in excess of $150,000;

                 (f) default or the happening of any event shall occur under any indenture, agreement or other instrument under which any indebtedness aggregating at least $150,000 of the Corporation or any of its subsidiaries for borrowed money is or may be issued, and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any indebtedness of the Corporation or any of its subsidiaries outstanding thereunder (which default or happening of event has not been cured or waived);

                 (g) a receiver, conservator, custodian, liquidator or trustee of the Corporation or any of its subsidiaries or of all or any of the property of any of them, is appointed by court order and such order remains in effect for more than 60 days; or an order for relief is entered under the federal bankruptcy laws with respect to the Corporation or any of its subsidiaries; or any of the material property of any of them is sequestered by court order and such order remains in effect for more than 60 days; or a petition is filed against the Corporation or any of its subsidiaries under the bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within 60 days after such filing;

                 (h) the Corporation or any of its subsidiaries files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law;

                 (i) the Corporation or any of its subsidiaries makes an assignment of all or any substantial part of its assets for the benefit of its creditors, or admits in writing its inability to pay, or in fact does not pay, its debts generally as they become due, or consents to the appointment of a receiver, conservator, custodian, liquidator or trustee of the Corporation or any of its subsidiaries, or of all or any part of the property of any of them;

                 (j) final judgment for the payment of money in excess of $150,000 shall be rendered by a court of record against the Corporation or any of its subsidiaries, and the Corporation or such subsidiary shall not (i) discharge the same (by insurance or otherwise) or provide for its discharge in accordance with its terms or (ii) procure a stay of execution thereof within 60 days from the date of entry thereof and within said period of 60 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                 (k) a material breach by the Corporation of the Registration Rights Agreement; or

                 (l) a material breach by the Corporation of the Stockholders Agreement;

then, when any Event of Default has occurred and shall be continuing, and unless the holder or holders of a majority or more of the Preferred Shares at the time outstanding shall have waived such Event of Default in writing, the dividend rate on the Preferred Shares and the Bace Shares shall increase from 5% to 7% and any holder of Preferred Shares or Bace Shares, in addition to any other rights of such holder in law or in equity or pursuant to this Agreement or the Charter, may require all of such holder's Preferred Shares or Bace Shares to be immediately redeemed by the Corporation at a price equal to the par value thereof, plus all accrued and unpaid dividends and interest thereon; provided, that no holder of Preferred Stock or Bace Shares may require such a redemption unless the holders of a majority of the shares of Series A Preferred Stock have given, or concurrently give, notice of such demand for redemption.

                 Section 6.2. Remedies on Default. (a) If an Event of Default shall have occurred pursuant to Section 6.1, holders of the Shares or Bace Securities shall be entitled, in addition to the rights specified in Section 6.1, to the rights set forth in the Charter, Preferred Shares and the Bace Shares, and, in addition, may proceed to protect and enforce any or all other rights, powers and remedies of such holders of Shares or Bace Shares, as the case may be, by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any covenant contained herein or in the Charter, the Preferred Shares, the Bace Shares or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or thereby or available at law, in equity, by statute or otherwise.

                 (b) If any holder of any shares of the Corporation's capital stock, any of the Loans or any other indebtedness of the Corporation or any of its subsidiaries for borrowed money shall serve any notice or demand or take any other action in respect of a claimed default, the Corporation shall forthwith give written notice thereof to each holder of the Preferred Shares or Bace Shares at the time outstanding, describing the notice, demand or action and the nature of the claimed default.

                 (c) No right, power or remedy conferred hereby or by ownership of the Shares or the Bace Securities or now or hereafter available at law, in equity, by statute or otherwise shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise; provided, however, that the right of any holder of the Shares or the Bace Shares to make a claim against the Corporation for damages for breach of representation or warranty shall only exist if such breach of representation or warranty is of a type or amount as to which indemnification could be sought under Section 5.10.



                                  ARTICLE VII

                                 Miscellaneous


                 Section 7.1. Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended with the written consent of the Majority Holders; provided, that any such amendment which is detrimental to the rights of the holders of Bace Securities in any material respect shall also require the approval of the holders of a majority of the Bace Securities (it being understood that an amendment which amends the provisions of any representations, warranties, conditions or covenants in this Agreement in a manner which is not materially more onerous to the Corporation shall be deemed in any case to be not detrimental to the rights of the holders of Bace Securities). No course of dealing between the Corporation and the holder of any of the Shares or the Bace Securities or any delay in exercising any rights hereunder or under the Charter will operate as a waiver of any rights of any such holders.

                 Section 7.2. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, the consummation of any Closing and any investigation made at any time by or on behalf of any Purchaser.

                 Section 7.3. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchasers or holders of the Shares are also for the benefit of, and enforceable by, any subsequent holders of any portion of the Shares and the provisions of this Agreement which are for the benefit of Bace or holders of the Bace Securities are also for the benefit of and enforceable by, any subsequent holders of any portion of the Bace Securities.


                 Section 7.4. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 Section 7.5. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

                 Section 7.6. Notices. Any notices required, desired or permitted to be given hereunder, shall be delivered personally, sent by overnight courier or mailed, registered or certified mail, return receipt requested, to the following addresses (or to such other address as each party may specify in a notice given hereunder) or transmitted by facsimile transmission (with such transmission promptly confirmed by writing delivered personally, by overnight courier or mailed as provided in this Section 7.6) and shall be deemed to have been received on the day of personal delivery, one business day after delivery to the overnight courier service, three business days after such mailing or, in the case of facsimile transmission, when received:

                 If to Mesirow:

                          Mesirow Capital Partners VI
                          350 North Clark Street
                          Chicago, Illinois  60610
                          Attention:  Thomas E. Galuhn
                          FAX #:  312/670-6211

                 If to Edgewater:

                          The Edgewater Private Equity Fund II, L.P.
                          666 Grand Avenue
                          Suite 200
                          Des Moines, Iowa  50309
                          Attention:  James A. Gordon
                          FAX #:  515/245-5660
                 with a copy in the case of notice to any of the Purchasers to:

                          Sidley & Austin
                          One First National Plaza
                          Chicago, Illinois 60603
                          Attention:  John J. Sabl
                          FAX #:  312/853-7036

                 If to the Corporation:

                          RentX Industries, Inc.
                          1522 Blake Street
                          Denver, Colorado  80202
                          Attention:  Dirk M. Tyler
                          FAX #:  303/620-9016

                 If to Bace:
                          BACE Investments, LLC
                          1522 Blake Street
                          Denver, Colorado  80202
                          Attention:  Craig J. Zoellner
                          FAX #:  303/620-9016

                 with a copy in the case of a notice to the Corporation or Bace to:

                          Sherman & Howard L.L.C.
                          First Interstate Tower North
                          633 Seventeenth Street
                          Suite 3000
                          Denver, Colorado  80202
                          Attention:  B. Scott Pullara
                          FAX #:  303/298-0940



                 SECTION 7.7. GOVERNING LAW. THE VALIDITY, MEANING AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

                 Section 7.8. Representations of Bace. Bace represents to the Purchasers and the Corporation that (i) it is a duly organized and validly existing limited liability company under the laws of the State of Colorado;
(ii) this Agreement has been duly authorized, executed and delivered by Bace and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; (iii) the Registration Rights Agreement and the Stockholders Agreement have been duly authorized by Bace and, when executed and delivered by Bace on the First Closing Date, will constitute the legal, valid and binding obligations of Bace, enforceable against it in accordance with its terms; (iv) the execution, delivery and performance under this Agreement, the Registration Rights Agreement and the Stockholders Agreement will not breach the provisions of any agreement to which Bace is a party; (v) Bace is acquiring shares of Class A Common Stock for its own account and not with a view to reselling or distributing such securities in any transaction which would constitute a "distribution" within the meaning of the Securities Act; (vi) Bace has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in such shares;
(vii) Bace is able to bear the complete loss of its investment in such shares;
(viii) Bace has had the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the offering of such shares and to obtain additional information about the Corporation and it has obtained such information; (ix) Bace is not an entity formed solely to make this investment; (x) Bace is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act; and (xi) Bace has its principal executive office in the State of Colorado.

                 Section 7.9. Purchasers' Investment Representation. Each Purchaser represents to the Corporation that: (i) such Purchaser is acquiring the Preferred Shares for such Purchaser's own account and not with a view to reselling or distributing such securities in any transaction which would constitute a "distribution" within the meaning of the Securities Act; (ii) such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Preferred Shares; (iii) such Purchaser is able to bear the complete loss of such Purchaser's investment in the Preferred Shares; (iv) such Purchaser has had the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the offering of the Preferred Shares and to obtain additional information about the Corporation and it has obtained such information; (v) if an entity, it is not an entity formed solely to make this investment; (vi) this Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes such Purchaser's legal, valid and binding obligation, enforceable against it in accordance with its terms; (vii) such Purchaser's execution, delivery and performance under this Agreement will not breach the provisions of any agreement to which such Purchaser is a party; (viii) such Purchaser is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act; (ix) in the case of Mesirow and Edgewater the principal executive office of such Purchaser is in Illinois (in the case of Mesirow) or Iowa (in the case of Edgewater); and (x) in the case of any other Purchaser, it is a resident or its principal executive office is of the jurisdiction as to which it has furnished written notice to the Corporation.

                 Section 7.10. Exhibits and Schedules. All Exhibits and Schedules hereto are an integral part of this Agreement.

                 Section 7.11. Exchange of Certificates. Upon surrender by any holder to the Corporation of any certificate or certificates evidencing any securities (including the Preferred Shares, the Common Shares and the Bace Securities), the Corporation at its expense will issue in exchange therefor, and deliver to such holder, a new security or securities, in such denomination or denominations as may be requested by such holder. Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any security issued by it and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Corporation of any such mutilation, upon surrender and cancellation of such security, the Corporation at its expense will issue and deliver to any such holder a new security of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificate.

                 Section 7.12. Final Agreement. This Agreement, together with those document which are exhibits hereto, constitute the final agreement of the parties concerning the matters referred to herein and therein, and supersedes all prior and contemporaneous agreements and understandings.

                 Section 7.13. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of the Shares or the Bace Securities, upon any breach or default of the Corporation under this Agreement, the Preferred Shares, the Bace Shares, the Registration Rights Agreement, the Stockholders Agreement, or the Charter or any other agreement contemplated hereby or thereby shall impair any such right, power or remedy of any such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any such holder of any provisions or conditions of this Agreement, the Preferred Shares, the Bace Shares, the Registration Rights Agreement, the Stockholders Agreement or the Charter must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, under either this Agreement, the Registration Rights Agreement, the Preferred Shares, the Bace Shares, the Stockholders Agreement, the Charter or the By-laws or otherwise afforded to any holder of the Shares or the Bace Securities, shall be cumulative and not alternative.

                 Section 7.14. Execution in Counterparts. The Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

                 Section 7.15. Certain Defined Terms; Interpretation. As used in this Agreement,

                 (a) "person" shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

                 (b) "subsidiary" shall mean, as to the Corporation, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Corporation by one or more of its subsidiaries, or by the Corporation and one or more of its subsidiaries, and in any case shall include A to Z unless at a time after any Closing Date such 50% ownership level is not maintained.

                 (c) the expressions "best knowledge of the Corporation," "knowledge of the Corporation," "known to the Corporation," "of which the Corporation is aware" and similar expressions shall mean the knowledge of Richard Tyler, Craig Zoellner, Robert Kilgore, Charles Greenidge and Gary Kulesza.

                 (d) whenever the expression "in the case of Zodiac and A to Z only, to the knowledge of the Corporation" or any similar expression is used in connection with a representation or warranty, it shall mean that such representation or warranty insofar as it relates to the Corporation is made without such knowledge qualification and, insofar as it relates to Zodiac and A to Z only, is made with such knowledge qualification.

                 (e) "Majority Holders" means at any time the persons holding a majority of the Shares then outstanding, measured by treating the Preferred Shares as if they all had been converted into Underlying Common Shares.

                 (f) "Permitted Liens" shall mean any liens, charges, restrictions, claims or encumbrances (collectively, "Liens") (i) arising under the Loan Documents, or (ii) Liens expressly permitted by
         Section 8.14 of the Credit Agreement, as such section is in effect on the date hereof.

                 SECTION 7.16. JURISDICTION; VENUE; FORUM NON CONVENIENS. (A) EACH OF THE CORPORATION, BACE AND EACH PURCHASER HEREBY IRREVOCABLY SUBMITS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF ILLINOIS AND WAIVES ANY AND ALL

OBJECTIONS TO JURISDICTION THAT IT MAY HAVE UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE.

                 (B) EACH OF THE CORPORATION, BACE AND EACH PURCHASER WAIVES ANY OBJECTION THAT IT MAY HAVE (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS) TO THE LOCATION OF THE COURT IN WHICH ANY PROCEEDING IS COMMENCED IN ACCORDANCE WITH THIS SECTION 7.16.

                 SECTION 7.17. WAIVER OF JURY TRIAL. EACH OF THE CORPORATION, BACE AND EACH PURCHASER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ANY OF THE PARTIES HERETO ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                 Section 7.18. Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 15th day of May, 1996.




                                        RENTX INDUSTRIES, INC.


                                        By: /s/  CRAIG J. ZOELLNER
                                           ------------------------------------
                                           Name: Craig J. Zoellner
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                        BACE INVESTMENTS, LLC


                                        By:  /s/  CRAIG J. ZOELLNER
                                           ------------------------------------
                                           Name:   Craig J. Zoellner
                                           Title:  Member



                                        MESIROW CAPITAL PARTNERS VI

                                        By:  Mesirow Financial Services,
                                               Inc., General Partner


                                             By: /s/ THOMAS E. GALUHN
                                                -------------------------------
                                                Thomas E. Galuhn
                                                Vice President

                                        THE EDGEWATER PRIVATE
                                        EQUITY FUND II, L.P.

                                        By:  Gordon Management, Inc.
                                                 General Partner


                                             By: /s/ JAMES A. GORDON
                                                -------------------------------
                                                James A. Gordon
                                                President




                 (Signature page to the RentX Industries, Inc.
                             Investment Agreement)

                                    EXHIBITS



A        Charter

B        Form of Registration Rights Agreement

C        Form of Stockholders Agreement

D-1      Form of Opinion of Sherman & Howard, L.L.C. for First Closing

D-2      Form of Opinion of Finke & Associates, P.C. for First Closing

E-1      Form of Opinion of Sherman & Howard, L.L.C. for Second and Additional
         Closings

E-2 Form of Opinion of Paine, Hamblen, Coffin, Brooke & Miller LLP for Second Closing*

F        Form of Management Agreement




                                   SCHEDULES


I        Disclosure Schedule

II Preferred Shares to be Purchased at First Closing, Second Closing and any Additional Closing; Stockholders

III      Officers

IV       Agreements, Employee Benefit Plans and Insurance

V        Projections


-------------
* Such form will be subject to mutual agreement of the Corporation and the Majority Holders.

                                                                       EXHIBIT A

                          CERTIFICATE OF INCORPORATION
                                       OF
                             RENTX INDUSTRIES, INC.


                                   ARTICLE 1

              The name of the corporation is RentX Industries, Inc.

                                   ARTICLE 2

              The address of the corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The name of its registered agent at such address is Corporation Service Company.

                                   ARTICLE 3

              The purposes for which the corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law and to possess and employ all powers and privileges now or hereafter granted or available under the laws of the State of Delaware to such corporations.

                                   ARTICLE 4

              The total number of shares which the corporation shall have authority to issue is 100 shares, all of which shares shall be common stock, par value $.01 per share.

              The affirmative vote of a majority of all outstanding shares of the corporation's common stock shall be required for the stockholders to act.

                                   ARTICLE 5

              The name and mailing address of the incorporator are:

                     B. Scott Pullara
                     633 17th Street, Suite 3000
                     Denver, Colorado  80202

                                   ARTICLE 6

              The powers of the incorporator shall terminate upon the filing of this certificate of incorporation in the office of the Secretary of State of the State of Delaware. The names and mailing addresses of each of the persons who are to serve as the directors of the corporation until their successors are elected and qualified or their earlier resignation or removal are:

              Name                                Mailing Address
              ----                                ---------------
              Richard M. Tyler                    1522 Blake Street
                                                  Denver, CO  80202


              Craig J. Zoellner                   1522 Blake Street
                                                  Denver, CO  80202

              The number of directors of the corporation shall be fixed from time to time in the manner provided in the bylaws and may be increased or decreased from time to time in the manner provided in the bylaws. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

              The affirmative vote of a majority of all directors constituting the board of directors shall be required for the board of directors to act.

                                   ARTICLE 7

              The board of directors of the corporation is expressly authorized to make, alter or repeal the bylaws of the corporation, but such authorization shall not divest the stockholders of the power, nor limit their power, to adopt, amend or repeal bylaws.

                                   ARTICLE 8

              No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except as to liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for violations of Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law hereafter is amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent provided or permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Article 8 shall not adversely affect any right or protection of a director under this Article 8 as in effect immediately prior to such repeal or modification with respect to any liability that would have accrued, but for this Article 8, prior to such repeal or modification.

                                   ARTICLE 9

              The corporation shall have authority, to the fullest extent now or hereafter permitted by the Delaware General Corporation Law, or by any other applicable law, to enter into any contract or transaction with one or more of its directors or officers, or with any corporation, partnership, joint venture, trust, association or other entity in which one or more of its directors or officers are directors or officers or have a financial interest, notwithstanding such relationships and notwithstanding the fact that the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction.

              Executed March 7, 1996.




                                                  /s/ B. SCOTT PULLARA
                                                  ------------------------------
                                                  B. Scott Pullara

                                                                    EXHIBIT B


                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT




                 This Registration Rights Agreement (this "Agreement"), dated as of May 15, 1996, is among RentX Industries, Inc., a Delaware corporation (the "Corporation"), Mesirow Capital Partners VI, an Illinois limited partnership ("Mesirow"), The Edgewater Private Equity Fund II, L.P., a Delaware limited partnership ("Edgewater," Mesirow, Edgewater and any other persons who purchase shares of Preferred Stock pursuant to the Investment Agreement (as each term is defined below) being collectively referred to as the "Investors") and BACE Investments, LLC, a Colorado limited liability company ("Bace").


                                    RECITALS

                 WHEREAS, the Investors are purchasing shares of convertible Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock") convertible into shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Corporation and Bace is purchasing shares of convertible Series B Preferred Stock, par value $1.00 per share, convertible into shares of Class A Common Stock (all shares of Class A Common Stock into which the Preferred Stock or the Series B Preferred are converted or may be convertible from time to time being referred to as the "Purchased Shares") as contemplated by that certain Investment Agreement dated as of May 15, 1996 (the "Investment Agreement"), among the Corporation, the Investors, and Bace; provided that certain registration rights are granted to the Investors; and

                 WHEREAS, the Corporation deems it desirable for the Corporation to grant certain registration rights to the Investors in order to induce the Investors to purchase the Preferred Stock pursuant to the terms of the Investment Agreement and to Bace.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1.       Definitions.  As used in this Agreement:

                          (a)  "Commission" means the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

                          (b)  "Common Stock" means the common stock of the
Corporation of any class.

                          (c)  "Person" means a natural person, a partnership,
a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                          (d)  "Registrable Shares" means at any time (i) the
Purchased Shares (whether or not such shares have been issued or are issuable or are issuable upon conversion of the Preferred Stock or the Series B Preferred); (ii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Registrable Shares; and (iii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Registrable Shares; provided, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected.

                          (e)  "Registration Expenses" has the meaning ascribed
to it in Section 6 of this Agreement.

                          (f)  "Securities Act"  means the Securities Act of
1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                          (g)  "Securities Exchange Act" means the Securities
Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 2.       Demand Registrations.

                          (a)  Requests for Registration.  At any time after
May 15, 1999, the holders of at least 50% or more of the then outstanding Registrable Shares at any time may request registration under the Securities Act of all or part of their Registrable Shares for sale in the manner specified in such request. Within ten days after receipt of any request pursuant to this
Section 2(a), the Corporation will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations."

                          (b)  Number of Demand Registrations.  The Corporation
shall be obligated to register Registrable Shares pursuant to a Demand Registration on three occasions only; provided that a registration will not count as a Demand Registration until it has become effective and unless the holders of Registrable Shares requesting such Registration are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration; provided that in any event the Corporation will pay all Registration Expenses in connection with any registration requested hereunder; provided, however, that a registration that is withdrawn at the request of the holders of Registrable Shares who demanded such Demand Registration will count as a Demand Registration unless the Company is reimbursed by holders of Registrable Shares for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration. The Company shall not be required to effect a Demand Registration if the number of shares requested to be registered is less than 2% of the shares of Common Stock then outstanding.

                          (c)  Priority on Demand Registrations.  If a Demand
Registration is an underwritten public offering, the holders of a majority of the Registrable Shares to be sold pursuant to such offering may designate the managing underwriters for such offering; provided that the selection of such managing underwriters is subject to the approval of the Corporation, which approval may not be unreasonably withheld. If in such an underwritten public offering the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

                          (d)  Restrictions on Registrations.  The Corporation
may postpone for up to four months the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration will have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction; provided that the Corporation shall have the right to so postpone such filing or effectiveness only one time during any period of fourteen consecutive months.

                 3.       Piggyback Registrations.

                 (a) Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (other than a Demand Registration) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback

Registration"), the Corporation will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than 30 days prior to the date the registration statement is to be filed) and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice.

                 (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares had requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

                 (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

                 (d) Other Registrations. If the Corporation has previously received a request for a Demand Registration pursuant to Section 2 or has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 3, and if such previous request or registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 6 months has elapsed from the effective date of such Demand Registration or previous registration, as the case may be.

                 4.       Holdback Agreements.

                 (a) Each of the holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                 (b) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) use all reasonable efforts to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities (other than equity securities acquired in a public trading market), or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                 5. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

                 (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or such longer period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (c) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                 (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process in any such jurisdiction);

                 (e) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Corporation are then listed or quoted;

                 (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                 (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

                 (h) make available for inspection by the seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                 (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                 (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                 (k) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

                 (l) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                 (m) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                 (n) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

                 (o) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered by the issuer's counsel in an underwritten offering; and
(ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered in accountant's letters in connection with an underwritten offering; and

                 (p) otherwise use its best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                 (q) Each holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees that in connection with registration as follows:

                          (i) Such seller shall cooperate as reasonably requested by the Corporation with the Corporation in connection with the preparation of the registration statement, and for so long as the Corporation is obligated to file and keep effective the registration statement, shall provide to the Corporation, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of the Registrable Shares as may be reasonably necessary to enable the Corporation to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                          (ii) During such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall comply with Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Corporation in contravention of such rules; (y) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement; and (z) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Corporation that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 6.       Registration Expenses.

                 (a) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange on which any shares of common stock are then listed or quoted.

                 (b) In connection with each Demand Registration and Piggyback Registration effected pursuant to this Agreement, the Corporation will reimburse the holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel for the holders chosen by the holders of a majority of such Registrable Shares.

                 7.       Indemnification.

                 (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares and in connection therewith the Corporation shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                 (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to; provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

                 (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party's reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in
Section 7(c), defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' obligations in this
Section 7(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

                 (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

                 8. Compliance with Rule 144. In the event that the Corporation (a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under
Section 13 or 15(d) of the Exchange Act, then the Corporation shall (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Commission, (ii) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act and (iii) at the request of any holder who proposes to sell securities in compliance with Rule 144, forthwith furnish to such holder a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

                 9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                 10. No Inconsistent Agreements. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of the Registrable Shares in this Agreement.

                 11. Adjustments Affecting Registrable Shares. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                 12. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                 13. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the holders of 80 percent of the Registrable Shares; provided that any such amendment or waiver shall apply equally to all holders of Registrable Shares except to the extent a holder of Registrable Shares adversely affected by unequal treatment otherwise consents. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

                 14. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement. However, any successor, assign or holder to have the benefits of this Agreement must at the request of the Corporation agree to be bound by the terms hereof.

                 15. Other Registration Rights. Except for the registration rights granted hereunder, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least two-thirds of the Registrable Shares. Except for registrations pursuant to registration rights granted to the holders of Registrable Shares hereunder or registrations of securities by the Corporation, the Corporation shall not register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least two-thirds of the Registrable Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares (for the purposes of Section 2), without the written consent of the holders of at least a majority of the Registrable Shares requesting such registration.

                 16. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                 17. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 18. Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

                 19. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

                 If to the holders of Registrable Shares, to the addresses set forth on the stock record books of the Corporation;

                 with a copy to (in the case of notices to holders other than Bace and its transferees):

                          Sidley & Austin
                          One First National Plaza
                          Chicago, Illinois  60603
                          Attention:  John J. Sabl


                 20. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

                 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

                 22. Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

        This Registration Agreement was executed on the date first set forth above.


                                        RENTX INDUSTRIES, INC.


                                        By: /s/ CRAIG J. ZOELLNER
                                            ------------------------------------
                                            Craig J. Zoellner
                                            Vice President


                                        MESIROW CAPITAL PARTNERS VI

                                        By: Mesirow Private Equity
                                                 Investments, Inc.,
                                               General Partner


                                            By: /s/ THOMAS E. GALUHN
                                                --------------------------------
                                                Thomas E. Galuhn
                                                Vice President


                                        THE EDGEWATER PRIVATE EQUITY FUND,
                                        II L.P.

                                        By:  Gordon Management, Inc.


                                             By: /s/ J.A. GORDON
                                                 ------------------------------
                                                 James A. Gordon
                                                 President


                                        BACE INVESTMENTS, LLC


                                             By: /s/ CRAIG J. ZOELLNER
                                                 ------------------------------
                                                 Craig J. Zoellner
                                                 Member

                                                                    EXHIBIT C


                                    FORM OF
                             STOCKHOLDERS AGREEMENT



                 This Stockholders Agreement (this "Agreement"), dated as of May 15, 1996, is among BACE Investments, LLC, a Colorado limited liability company ("Bace"), Mesirow Capital Partners VI, an Illinois limited partnership ("Mesirow"), The Edgewater Private Equity Fund II, L.P., a Delaware limited partnership ("Edgewater," Mesirow and Edgewater together with any other parties to this Agreement who purchase shares of Preferred Stock pursuant to the Investment Agreement (as each term is defined below) or successors or assigns of such purchasers, being collectively referred to as the "Purchasers"), Richard M. Tyler ("Tyler") and Craig J. Zoellner ("Zoellner"), and each other holder of record of Common Stock, as defined herein, or an option to acquire Common Stock who may execute this Agreement or hereafter execute a separate agreement to be bound by the terms hereof ( Bace, Purchaser and each other person that may become a party hereto as contemplated hereby are hereinafter collectively referred to as the "Parties" and individually a "Party"), and RentX Industries, Inc., a Delaware corporation (the "Corporation").


                                    RECITALS

                 WHEREAS, the Corporation has authorized capital stock consisting of 233,900 shares of Class A Common Stock, 12,350 shares of nonvoting Class B Common Stock, 15,000 shares of convertible Series A Preferred Stock, $1.00 par value per share (the "Series A Preferred"), and 200 shares of convertible Series B Preferred Stock, $1.00 par value (the "Series B Preferred") having the respective rights and powers set forth in the certificate of incorporation of the Corporation (as amended from time to time, the "Charter");

                 WHEREAS, the Parties are the legal and beneficial owners of all of the issued and outstanding shares of Capital Stock (as defined below) of the Corporation on the date hereof; and

                 WHEREAS, the Parties have agreed, among other things, to make certain provisions for the management of the Corporation and its subsidiaries, and to restrict the transfer of their Capital Stock.

                 NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Parties and the Corporation agree as follows:

                                   ARTICLE 1

                             CERTAIN DEFINED TERMS

                 1.1 Certain Terms. In addition to terms defined elsewhere in this Agreement, for purposes of this Agreement, except as otherwise set forth herein or the context otherwise requires, the following terms shall have the following meanings:

                 "Accredited Investor" shall have the meaning set forth in Regulation D or any successor rule then in effect.

                 "Accredited Party" has the meaning set forth in Section 3.1(c)(i).

                 "Affiliate" of a Party means (i) in all cases, any person or entity controlling, controlled by or under common control with, such Party,
(ii) in the case of Mesirow, Mesirow Financial Services, Inc. ("MFS"), any of the general or limited partners of Mesirow, any general or limited partners of such partners, any person or entity controlling, controlled by or under common control with Mesirow or MFS, Edgewater or any Affiliate of Edgewater, (iii) in the case of Edgewater, Gordon Management, Inc. ("GMI"), any of the general or limited partners of Edgewater, any general or limited partners of such partners, any person or entity controlling, controlled by or under common control with Edgewater or GMI, Mesirow or any Affiliate of Mesirow, (iv) in the case of a Party who is a natural person, such Party's spouse, the issue of such Party or such Party's spouse (including any by adoption), such Party's estate and any trust entirely for the benefit of any one or more of such Party, such Party's estate, such Party's spouse and the issue of such Party or such Party's spouse (including any by adoption), (v) in the case of Bace, Tyler, Zoellner, any Affiliate of Tyler, any Affiliate of Zoellner or any employee of Bace other than Tyler or Zoellner (a "Bace Employee"), (vi) in the case of Tyler, any Affiliate of Tyler or any Bace Employee, Zoellner or any Affiliate of Zoellner, and (vii) in the case of Zoellner, any Affiliate of Zoellner or any Bace Employee, Tyler or any Affiliate of Tyler.

                 "Board of Directors" means the board of directors of the Corporation.

                 "Capital Stock" means the Common Stock, the Preferred Stock and any other class of capital stock of the Corporation that may be outstanding from time to time.

                 "Class A Common Stock" means the Class A Common Stock of the Corporation, par value $.01 per share.

                 "Class B Common Stock" means the Class B Common Stock of the Corporation, par value $.01 per share, which stock generally is nonvoting.

                 "Common Stock" means the Class A Common Stock and the Class B Common Stock.

                 "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options (including, without limitation, employee stock options), convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, including (without limitation) the Series A Preferred and the Series B Preferred.

                 "Fully Diluted Common Stock" means, at any time, the then outstanding Common Stock of the Corporation plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

                 "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                 "Investment Agreement" means the Investment Agreement dated as of May 15, 1996, among the Corporation, the Purchasers and Bace, as may be amended from time to time.

                 "Preferred Stock" means the Series A Preferred Stock and the Series B Preferred Stock of the Corporation, par value $1.00 per share.

                 "Qualified Public Offering" means the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act, of Common Stock which results in public ownership of not less than 25% of the Fully Diluted Common Stock of the Corporation, which shares of Common Stock are listed upon the New York Stock Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market and which offerings shall have resulted in the receipt by the Corporation of aggregate cash proceeds (after deduction of underwriting discounts and the costs associated with the offerings) of at least $8 million and with the average price in such offering or offerings reflecting a valuation of the Fully Diluted Common Stock (excluding shares being issued in the offering or offerings) aggregating at least $30 million.

                 "Regulation D" means Regulation D promulgated by the SEC under the Securities Act, as amended from time to time.

                 "SEC" means the Securities and Exchange Commission or any successor governmental agency.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time.

                 "Subsidiary" means any corporation or other entity, a majority of whose capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time held by the Corporation or any Subsidiary thereof.


                                   ARTICLE 2

              MANAGEMENT OF THE CORPORATION AND CERTAIN ACTIVITIES

                 2.1  Board of Directors.

                 (a) The Parties and the Corporation hereby acknowledge and agree that the Board of Directors shall consist of five members; provided, that either the Purchasers or Bace may elect to increase the size of the Board of Directors to seven members at any time by notice given to the Corporation.
Bace shall be entitled to designate two of the directors (or three if the Board of Directors has seven members) and the Purchasers shall be entitled to designate the remaining three directors (or four if the Board of Directors has seven members) at all times during the term of this Agreement. Accordingly, the Parties and the Corporation agree to take all action within their respective power, including, but not limited to, the voting of Capital Stock, required to cause the Board of Directors to at all times (i) consists of five members (or seven at the election of the Purchasers or Bace) and (ii) include two designees (or three if the Board of Directors has seven members) of Bace, as determined in its sole discretion, and three designees (or four if the Board of Directors has seven members) of the Purchasers, as determined in their sole discretion. The Corporation agrees that it shall cause the board of directors of any and all Subsidiaries of the Corporation to consist of the same members as of the Board of Directors. The Parties further agree that, unless the Board of Directors concludes in good faith that such person has committed misconduct or otherwise is unfit to serve as an officer of the Corporation, that the Parties agree to take all action within their respective power to cause each of Tyler and Zoellner to continue to be elected as a vice president of the Corporation.

                 (b) In the event that any director (a "Withdrawing Director") designated pursuant to Section 2.1(a) is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors will be designated by the persons or entities entitled to designate such director pursuant to Section 2.1(a); provided, that a director designated pursuant to Section 2.1(a) may only be removed by the person or entity entitled to designate such director pursuant to Section 2.1(a). The Corporation and each of the Parties agree to take all action within its or his power, including, but not limited to, the voting of Capital Stock, to cause the election of such Substitute Director as soon as practicable following such designation.

                 (c) In the event a Party ceases to be entitled to designate directors pursuant to this Agreement, the vacancy or vacancies resulting therefrom shall be filled by the directors or by the stockholders in the manner provided by applicable law. In the event a Party chooses not to designate any director or directors, such directorship or directorships shall not otherwise be filled and the size of the Board of Directors shall be correspondingly reduced until such time as such Party elects to designate a director or directors in accordance with this Agreement.

                 (d) The Corporation and the Parties agree that no action shall be taken at any meeting of the Board of Directors unless each director shall receive at least one business day's notice of such meeting or shall waive such notice. The Corporation and each of the Parties agree to take all action within its or his power, including, but not limited to, the voting of Capital Stock, to prevent action from being taken without such notice unless such notice is waived by all of the members of the Board of Directors.

                 (e) The Corporation and the Parties shall vote to approve and adopt by-laws and amendments to the Charter and to take such other actions in furtherance of, and to give effect to, the agreements and provisions set forth in this Agreement and the Investment Agreement, and shall not vote to repeal or adopt any by-law or amendment to the Charter or take any other action in violation of, or inconsistent with, such agreements and provisions, including, without limitation, the provisions of Section 2.1(a) of this Agreement or of the Investment Agreement.

                 2.2 Non-Compete; Fiduciary Duties. It is understood and accepted that a Party may not have any interests (other than the ownership of not more than 5% of the common stock of a publicly held entity in which such party does not have any other involvement) or engage in any other business ventures which compete in any material respect with the activities of the Corporation and its Subsidiaries. Except as provided below in this Section 2.2, nothing in this Agreement, express or implied, shall relieve any officer or director of the Corporation or any of its Subsidiaries, or any Party, of any fiduciary or other duties or obligations they may have to the Corporation's stockholders. Notwithstanding anything to the contrary set forth above in this
Section 2.2 or in the Corporation's Charter, the Parties acknowledge and agree that the business of the Corporation (the "Business") shall be limited to engaging in (a) construction and industrial equipment rentals, general tool and equipment rentals, event and party rentals and related activities and (b) such other business activities as the Corporation shall hereafter, with the consent of a majority of the Board of Directors (including the approval of a majority of the members of the Board of Directors designated by the Purchasers), be engaged in or have determined to engage in. Consequently, (x) the "corporate opportunities" doctrine shall not apply to: (i) any activities or opportunities outside the scope of the Business set forth in clause (a) of the preceding sentence or (ii) prior to a Qualified Public Offering, activities referred to in clause (b) of the preceding sentence ("Non-RentX Activities") unless the consent of Bace, Tyler, Zoellner or at least one member of the Board of Directors designated by Bace, so long as Bace is permitted to make such designation, has been given in connection with the determination for the Corporation to engage in such activities; and (y) except as set forth in subsection (x)(ii), no officer or director of the Corporation or any of its Subsidiaries, or any Party, shall have any fiduciary or other duties, obligations or liabilities with respect to any Non-RentX Activities which such officer, director or Party pursues outside of the Corporation (it being understood that this provision in no way limits fiduciary or other obligations to maintain the confidentiality of confidential information of the Corporation or its Subsidiaries or refrain from using such information or other assets of the Corporation in connection with Non-RentX Activities pursued outside of the Corporation; provided, however, no such officer, director or other Party shall have any obligation to maintain the confidentiality of, or refrain from using, any confidential information with respect to Non-RentX Activities (A) which becomes generally known to and available for use by the public other than as a result of a disclosure by such officer, director or other Party, (B) with respect to which such officer's, director's or other Party's duty of confidentiality is waived by the Corporation, (C) if required by applicable law, regulation or order of any governmental agency or court of competent jurisdiction, (D) which was known to the public when received by such officer, director or other Party or (E) which is lawfully obtained by such officer, director or other Party from other sources).

                 2.3 Availability of Common Stock. The Parties and the Corporation agree that the Corporation shall at all times when any shares of Preferred Stock are outstanding have available and reserved sufficient shares of authorized but unissued shares or treasury shares of Common Stock for issuance upon any conversion of Preferred Stock, and the Parties and the Corporation agree to take all action with their respective power, including, but not limited to the voting of Capital Stock, required to cause all such Common Stock to be available for such issuance upon conversion at all times.

                 2.4 Liquidity Events. The Parties agree that the Purchasers shall have control over a merger or consolidation of the Corporation, the sale or other disposition of all or a majority of its assets or capital, a public offering of Capital Stock or a dissolution or liquidation of the Corporation (collectively, "Liquidity Events") and agree to cooperate as reasonably requested by the Purchasers and take all action within their respective power (including, but not limited to, the voting of Capital Stock and using all reasonable efforts to have their designees on the Board of Directors vote as directors) to consummate a Liquidity Event designated by the Purchasers, it being understood that the Corporation shall bear all of the Parties' reasonable out-of-pocket expenses in connection therewith. Without limiting the generality of the foregoing, each of Bace and the other Parties (other than the Purchasers), agrees (i) to sell the shares of Common Stock and Common Stock Equivalents held by him on the same basis as the Purchasers in connection with any Liquidity Event structured as a sale of Common Stock or Common Stock Equivalents, (ii) in connection with any Liquidity Event structured as a merger, consolidation or sale of assets, to not perfect or enforce any rights they might otherwise have to demand an appraisal for the shares of Common Stock or Common Stock Equivalents held by them and (iii) to refrain from otherwise attempting to impede, delay or prevent the consummation of a Liquidity Event sought by the Purchasers.

                                   ARTICLE 3

                             TRANSFER OF SECURITIES

                 3.1 Transfers. During the term hereof, no Party shall sell, transfer or otherwise dispose of, hypothecate or otherwise encumber (voluntarily or involuntarily) (any such sale, transfer, disposition, hypothecation or encumbrance being referred to as a "transfer") any Common Stock or Common Stock Equivalents except as expressly permitted in any subsection of this Section 3.1.

                 (a) A Party may transfer shares of Common Stock or Common Stock Equivalents, to an Affiliate thereof; provided, that (i) such Party first delivers to the Corporation the written representation of such Party and such Affiliate, expressly for the benefit of the Corporation and the other Parties, that such transfer is not being made for purposes of circumventing the provisions of this Article 3 and that such Affiliate agrees to be bound by the terms and provisions of this Agreement and (ii) the Corporation determines, in its reasonable discretion, that such representation is true. Notwithstanding the foregoing, none of Bace, Tyler, Zoellner or any Bace Employee may transfer shares of Common Stock or Common Stock Equivalents pursuant to this Section 3.1(a) (other than to Tyler, Zoellner or Bace, so long as a majority of the voting rights and equity ownership with respect to Bace continues to be held by Tyler or Zoellner) unless Tyler, Zoellner and Bace (but only counting Bace if a majority of the voting rights and equity ownership with respect to Bace continues to be held by Tyler or Zoellner) continue to hold in the aggregate a majority of Series B Preferred Stock and the Common Stock Equivalents relating thereto.

                 (b) A Party may transfer shares of Common Stock or Common Stock Equivalents pursuant to a registered public offering or pursuant to Rule 144 (other than Subsection (k) thereof) promulgated under the Securities Act or any successor rule or regulation then in place.

                 (c) A Party (the "Transferor") may at any time give written notice (the "Transferor's Notice") to the Corporation and the other Parties (the "Other Parties") that it has received a bona fide written offer to purchase any or all shares of such Party's Common Stock or Common Stock Equivalents and that such Party desires to transfer any or all of such shares or Common Stock Equivalents. The Transferor's Notice shall specify the proposed transferee thereof, all material terms of the proposed transaction, including the number of shares of Common Stock or Common Stock Equivalents to be transferred and the amount and type of consideration to be received therefor, shall be accompanied by a copy of such bona fide offer, and shall contain an undertaking by the proposed transferee to honor any Participation Offer (as defined below) which is made in accordance with the terms hereof and shall contain the following offers:

                 (i) The Transferor shall offer to sell (the "First Option") all such shares or Common Stock Equivalents to the Corporation for cash at the same price per share or per Common Stock Equivalent as to be paid by the proposed transferee. Regardless of whether the Corporation exercises the First Option, to the extent the consideration to be paid by the proposed transferee consists of assets other than cash, the cash equivalent of such consideration shall be determined reasonably and in good faith by the Corporation. The cash equivalent determination required by the preceding sentence, as well as the decision whether or not the Corporation will accept the First Option, in any particular instance shall be made by the Board of Directors, excluding therefrom any directors designated by the Transferor or the proposed transferee (or any Affiliate thereof), who may be counted for quorum purposes but shall abstain from any such decision, utilizing any method and/or advisory assistance the Board of Directors deems appropriate, and the Corporation shall give the Transferor and the Other Parties written notice of such determination within 20 days after receipt of the Transferor's Notice. If the Corporation (A) fails to notify the Transferor in writing within 20 days after receipt of the Transferor's Notice that it elects to accept the First Option or (B) by written notice rejects the First Option, in whole or in part, the Transferor shall offer to sell (the "Second Option") the shares or Common Stock Equivalents not so purchased by the Corporation to the Other Parties who are Accredited Investors and any Affiliate of an Other Party that is not an Accredited Investor so designated by such Other Party if such Affiliate is an Accredited Investor (collectively, the "Accredited Parties") for cash at the same price as the Corporation is entitled to purchase such shares or Common Stock Equivalents pursuant to the First Option. The Accredited Parties may purchase the shares or Common Stock Equivalents so offered in the proportions upon which they mutually agree, or, if they are unable to agree upon an allocation of such shares or Common Stock Equivalents among themselves, then in proportion to the number of shares of Fully Diluted Common Stock owned by each such Accredited Party who wishes to participate in the purchase of such shares or Common Stock Equivalents pursuant to the Second Option. The Second Option may be accepted by one or more of such Accredited Parties by written notice delivered to the Transferor within thirty days after receipt of the Transferor's Notice. Unless, through exercise of the First Option and the Second Option, all the shares or Common Stock Equivalents proposed to be transferred in the Transferor's Notice are to be acquired by the Corporation and Other Parties, the Transferor may transfer all shares or Common Stock Equivalents covered by the Transferor's Notice to the proposed transferee upon the terms of such transfer set forth in the Transferor's Notice, and, if the Participation Offer described in clause (ii) below has been accepted, subject to and in compliance with the Participation Offer; provided, however, that such transfer must occur no later than 75 days after the date the Transferor's Notice was received by the Corporation or five days after the expiration or termination of any waiting period applicable to such transfer pursuant to the HSR Act, whichever is later. If the First Option or the Second Option, as the case may be, is accepted in a manner such that all shares or Common Stock Equivalents covered by the Transferor's Notice are to be purchased, the Transferor shall, except as otherwise required by clause (ii) below, transfer all such shares or Common Stock Equivalents (free of all liens and encumbrances except this Agreement) to the respective purchasers thereof within 20 days after the date such offer is accepted by the Corporation and Accredited Parties, whichever is later, against delivery by the purchasers of the consideration for such shares; provided that, if the HSR Act is applicable to the First Option or the Second Option, such date shall be extended to the date which is five days after the date the applicable waiting period expires or is terminated.

                 (ii) In the Transferor's Notice, the Transferor shall offer (the "Participation Offer") to include in the proposed transfer to the proposed transferee referred to in Section 3.1(c) a number of shares or Common Stock Equivalents designated by any of the Other Parties, not to exceed, in respect of any such Other Party, the number of shares or Common Stock Equivalents equal to the product of (A) the aggregate number of shares or Common Stock Equivalents to be transferred by the Transferor to the proposed transferee and (B) a fraction with a numerator equal to the number of shares of Fully Diluted Common Stock that such Other Party owns and a denominator equal to the number of shares of Fully Diluted Common Stock owned by the Transferor and each Other Party who wishes to participate in the proposed transfer pursuant to the Participation Offer; provided, that, if the consideration to be received by the Transferor includes any securities, only Accredited Parties shall be entitled to include their shares or Common Stock Equivalents in such transfer. The Participation Offer shall be conditioned upon the Transferor transferring shares or Common Stock Equivalents pursuant to the First Option and/or the Second Option or consummating (which it shall not be obligated to do) the transactions contemplated in the Transferor's Notice with the transferee named therein. If any Party or Other Parties have accepted the Participation Offer, the Transferor shall reduce to the extent necessary the number of shares or Common Stock Equivalents it otherwise would have sold in the proposed transfer so as to permit Other Parties who have accepted the Participation Offer to sell the number of shares or Common Stock Equivalents that they are entitled to sell under this clause (ii), and the Transferor and such other Party or Other Parties shall transfer the number of shares or Common Stock Equivalents specified in the Participation Offer as follows: (W) to the Corporation, if it exercised the First Option in whole, or (X) if the Corporation exercised the First Option in part and the Other Party or other Parties who exercised the Second Option do so with respect to the remaining shares or Common Stock Equivalents, to the Corporation and the Other Party or other Parties, or (Y) if the Corporation did not exercise the First Option, to the other Party or Other Parties who exercised the Second Option in full, if any, or (Z) in all other events, to the proposed transferee in accordance with the terms of such transfer set forth in the Transferor's Notice.

                 (d) No shares of Common Stock or Common Stock Equivalents may be transferred by a Party (other than pursuant to an effective registration statement under the Securities Act otherwise permitted hereunder) unless, upon the request of the Corporation, such Party first delivers to the Corporation an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that such transfer is not required to be registered under the Securities Act.

                 (e) Transfers pursuant to Sections 3.1(a) and 3.1(b) shall not be subject to Section 3.1(c). Other than transfers pursuant to Section 3.1(b), no transfers of shares of Common Stock or Common Stock Equivalents shall be made unless prior to the consummation thereof, the Party transferring such shares delivers to the Corporation in form reasonably acceptable to the Corporation a written agreement of the proposed transferee to become a Party and be bound by the terms hereof.

                 (f) Any purported transfer of Common Stock or Common Stock Equivalents by a Party which is not permitted by the foregoing provisions of this Section, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

                 (g) Notwithstanding any provision to the contrary, the pledge of Common Stock or Common Stock Equivalents to secure indebtedness or other liabilities of the Corporation at the Corporation's request (including, without limitation, the pledge pursuant to the pledge agreement contemplated by the Loan Documents, as such term is defined in the Investment Agreement), and any sale or disposition pursuant to the terms of any such pledge, shall not constitute a transfer pursuant to Section 3.

                 3.2 Certain Events Not Deemed Transfers. In no event shall any of the following constitute a transfer of shares or Common Stock Equivalents for purposes of Section 3.1: an exchange, reclassification or other conversion of shares into any cash, securities or other property pursuant to (i) the terms thereof (including, without limitation, the conversion of the Preferred Stock into Common Stock), (ii) a merger, consolidation or recapitalization of the Corporation or any Subsidiary with, or (iii) a sale or transfer by the Corporation or any Subsidiary of all or substantially all its assets to, any person or entity.

                 3.3 Control of Bace by Tyler and Zoellner. Tyler and Zoellner agree that so long as Bace owns any Common Stock Equivalents they will maintain ownership and control of a majority of the equity interest and voting power in Bace.

                 3.4 Pledge of Shares at the Request of the Corporation. If requested by the Board of Directors and approved by Purchasers holding at least a majority of the Fully Diluted Common Stock then held by the Purchasers, the Corporation may require all Parties (excepting those exempted as provided in the last sentence of this Section 3.4) to pledge the shares of Capital Stock held by them (or a portion thereof pro rata among all such Parties) to secure indebtedness and other liabilities of the Corporation or its Subsidiaries.
Each Party shall be obligated to execute and deliver such pledge agreements, consents, financing statements or other certificates, instruments, agreements, notices or other documents as the Board of Directors and such Purchasers may deem necessary or advisable in connection therewith. In the event such a pledge of shares of Capital Stock occurs and the pledgee forecloses upon a pledge by a Party in a manner disproportionate to that of any other Party (except for events in which such Party is in default of a covenant under its pledge agreement other than through an act or omission of the Corporation or a Subsidiary thereof), all Parties shall contribute portions of their remaining shares of Capital Stock in order to make such foreclosure proportionate among all Parties; provided, however, that any proceeds obtained by such Party from such a foreclosure shall be distributed among such Party and all other Parties making such a contribution in the proportion to the shares of Capital Stock held by them after such contribution. A Party may be exempted from the obligation to pledge shares of Capital Stock or to contribute shares of Capital Stock and proceeds with respect to any indebtedness or liabilities under this
Section 3.4 if such exemption is approved by (i) the holders of a majority of the Fully Diluted Common Stock represented by Series A Preferred and Class A Common Stock into which Series A Preferred has been converted and (ii) the holders of a majority of the Fully Diluted Common Stock represented by Series B Preferred and Class A Common Stock into which Series B Preferred has been converted (the "Series B Majority Holders").


                                   ARTICLE 4

                                  TERMINATION

                 4.1 Termination. All provisions of this Agreement shall terminate (a) in respect of all Parties, upon the consummation of a Qualified Public Offering (provided, that (x) the obligations of the Parties to vote for two (or three if the Board of Directors has seven members) designees of Bace to the Board of Directors and three (or four if the Board of Directors had seven members) designees of the Purchasers, pursuant to Section 2.1(a) (it being understood that the size of the Board of Directors may be increased beyond seven members in connection with a Qualified Public Offering and that the Purchasers shall have the right to designate all such additional directors but with such designees being subject to the approval of the Series B Majority Holders) and (y) the requirement to make a Participation Offer as provided in
Section 3.1(c)(ii) except in the case of a transaction or transfer otherwise exempt from Article 3 or a tender offer or similar offer or transaction made available to all Parties hereto, shall all survive for a period of two years from such a termination upon the consummation of a Qualified Public Offering or, if earlier, the time this Agreement would otherwise terminate pursuant to this Section 4.1); (b) in respect of any Party, when such Party (and its Affiliates who acquired shares of Common Stock from such Party) no longer owns any Common Stock or Common Stock Equivalents; (c) in respect of all Parties, upon the written consent of Parties who then own 80% or more of the Fully Diluted Common Stock held by all of the Parties (including either Tyler or Zoellner if Bace remains a Party); and (d) in any event, upon the dissolution of the Corporation.

                                   ARTICLE 5

                                 MISCELLANEOUS

                 5.1 Amendment. Subject to the following sentence, this Agreement may be altered or amended by the written consent of the Corporation and Parties who then own 80% or more of the Fully Diluted Common Stock held by all of the Parties (including at least one of Tyler, Zoellner or Bace if any of them remains a Party owning Common Stock Equivalents subject to the terms of this Agreement), and such alteration or amendment shall be binding upon all Parties to this Agreement and all other persons. No alteration or amendment that adversely affects the rights of a Party hereto shall be enforceable against such Party until such Party has consented in writing to such alteration or amendment; provided that any alteration or amendment made for the purpose of adding an additional Party hereto shall not be deemed to adversely affect the rights of any other Party hereto.

                 5.2 Equitable Relief. The Parties and the Corporation recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties hereto and the Corporation may have specific performance, injunction, injunctive or other equitable relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

                 5.3 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties and the Corporation. No such assignment shall relieve the assignor from any liability hereunder. No assignment hereof shall be effective until the Party making an assignment hereof delivers to the Corporation an executed counterpart of this Agreement by the transferee or an agreement in writing executed by the transferee to be bound by the terms hereof to the same extent as if such transferee was a Party hereto.

                 5.4 Shares Subject to this Agreement. All shares of Common Stock or Common Stock Equivalents now owned or hereafter acquired by any of the Parties shall be subject to the terms of this Agreement.

                 5.5 Legend. Certificates evidencing shares of Common Stock or Common Stock Equivalents owned by the Parties shall bear a legend in substantially the following form:

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING RESTRICTIONS AND OTHER TERMS AND CONDITIONS SET FORTH IN

         THE STOCKHOLDERS AGREEMENT, DATED AS OF MAY 15, 1996, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

                 5.6 Notices. Any and all notices, designations, consents, offers, acceptances or any other communications provided for herein shall be given in writing by personal delivery overnight courier or telecopy, which shall be addressed, or sent, to the respective addresses set forth on the signature pages hereto or such other address as designated by any Party by like notice from time to time.

                 5.7 Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

                 5.8 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

                 5.9 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

                 5.10 Entire Agreement. This Agreement contains the entities understanding of the parties hereto respecting the subject matter hereof, and supersedes all prior agreements, discussions and understandings.

                 5.11 Cumulative Rights. The rights of the Parties and the Corporation under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements, including the Investment Agreement.

                 5.12 Severability. Should any particular provision of this Agreement be adjudicated to be invalid or unenforceable, such provision shall be deemed deleted and the remainder of the Agreement, nevertheless, shall remain unaffected and fully enforceable; further, to the extent any provision herewith is deemed unenforceable by virtue of its scope but may be made enforceable by limitation thereof, the parties hereto agree the same shall, nevertheless, be enforceable to the fullest extent permissible.

                 5.13 No Waiver. No delay on the part of any party hereunder in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power of privilege.

                 5.14 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                 5.15 Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

                 5.16 Action by Purchasers. Any action, approval or notice that can be given by the Purchasers as a group pursuant to this Agreement shall be deemed to be taken or made if so taken or made by Purchasers holding at least a majority of the Fully Diluted Common Stock then held by the Purchasers.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                           RENTX INDUSTRIES, INC.

                                           By: /s/ CRAIG J. ZOELLNER
                                               --------------------------------
                                               Craig J. Zoellner
                                               Vice President

                                           Address:
                                           1522 Blake Street
                                           Denver, Colorado  80202
                                           Attention:  Dirk M. Tyler


                                           BACE INVESTMENTS, LLC

                                           By: /s/ CRAIG J. ZOELLNER
                                               --------------------------------
                                               Craig J. Zoellner
                                               Member

                                           Address:
                                           1522 Blake Street
                                           Denver, Colorado  80202
                                           Attention:  Dirk M. Tyler

                                           MESIROW CAPITAL PARTNERS VI

                                           By: Mesirow Financial Services,
                                               Inc., General Partner


                                               By: /s/ THOMAS E. GALUHN
                                                   ----------------------------
                                                   Thomas E. Galuhn
                                                   Vice President

                                                   Address:
                                                   350 North Clark Street
                                                   Chicago, Illinois  60610
                                                   Attention:  Thomas E. Galuhn

                                THE EDGEWATER PRIVATE EQUITY FUND
                                II, L.P.

                                By:     Gordon Management, Inc.
                                        General Partner


                                        By:  /s/ J. A. GORDON
                                             -------------------------------
                                             James A. Gordon
                                             President

                                             Address:
                                             666 Grand Avenue
                                             Suite 200
                                             Des Moines, Iowa  50309
                                             Attention:  James A. Gordon

                                /s/ RICHARD M. TYLER
                                -------------------------------
                                Richard M. Tyler

                                Address:
                                1522 Blake Street
                                Denver, Colorado   80202

                                /s/ CRAIG J. ZOELLNER
                                -------------------------------
                                Craig J. Zoellner

                                Address:
                                1522 Blake Street
                                Denver, Colorado   80202




                (Signature page to the RentX Industries, Inc.
                           Stockholders Agreement)

                                                                     EXHIBIT D-1


                    [SHERMAN & HOWARD L.L.C. LETTERHEAD]



Mesirow Capital Partners VI        The Edgewater Private Equity Fund II, L.P.
350 North Clark Street             666 Grand Avenue, Suite 200
Chicago, Illinois  60610           Des Moines, Iowa  50309

Dear Ladies and Gentlemen:

       We have served as special counsel to RentX Industries, Inc., a Delaware corporation (the "Corporation"), BACE Investments, LLC, a Colorado limited liability company ("BACE"), BACE Industries, LLC, a Colorado limited liability company ("Industries"), Richard M. Tyler ("Tyler"), and Craig J. Zoellner ("Zoellner"), in connection with the transactions contemplated by the Investment Agreement dated of even date herewith (the "Investment Agreement") among the Corporation, Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater") (Mesirow and Edgewater being collectively referred to as the "Purchasers") and BACE. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Investment Agreement.

       In rendering this opinion we have examined copies certified by an officer of the Corporation of the bylaws and corporate resolutions of the Corporation, certificates of good standing for the Corporation from the Secretaries of State of Delaware and Colorado, the Investment Agreement, the Registration Rights Agreement, the Stockholders Agreement and such other documents and records pertaining to our clients as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. As to factual matters, we have relied upon the representations of the Corporation and BACE contained in the Investment Agreement, the certificates delivered at the First Closing by the Corporation pursuant to Sections 3.1(a),
(b) and (e) of the Investment Agreement, a certificate of officers of the Corporation, certificates of the members of BACE and Industries, and certificates of public officials, and have not made any independent review, investigation or verification of the matters set forth therein. The Investment Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Management Agreement and the other documents, instruments and agreements executed and delivered by the Corporation are hereinafter referred to collectively as the "Documents."

       Our opinions are limited to matters governed by federal law, Colorado law and the General Corporation Law of Delaware (collectively, the "Law"). We note that the Documents (other than the Management Agreement) by their terms are governed by the laws of Illinois. For purposes of this letter, we have assumed that the Documents (other than the Management Agreement) are governed by the internal laws of Colorado. We have not made or undertaken to make any

SHERMAN & HOWARD L.L.C.
Mesirow Capital Partners VI
The Edgewater Private Equity Fund II, L.P.

investigation to determine whether there is, and the extent of, any identity between Colorado laws and the laws of any other state. We have also assumed that the parties to the Documents other than the Corporation, BACE and Industries are competent and have the legal capacity and authority to execute, deliver, perform and otherwise be a party to the Documents. We have assumed without contrary knowledge the genuineness of all signatures on documents examined by us, the authenticity of all documents furnished to us as originals, and the conformance to authentic originals in all documents furnished to us as copies.

       Whenever the phrase "to the best of our knowledge" appears in the opinions set forth below, such phrase means the conscious awareness of facts or other information by the attorneys in our firm who have been actively involved in the transactions contemplated in the Documents.

       Based upon the foregoing, but subject to the limitations set forth below, we are of the opinion that:

       1. The Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Corporation is duly licensed or qualified to do business as a foreign corporation and is in good standing with in Colorado. The Corporation has all requisite corporate power and authority to own, lease and operate its property and to carry on its business as now conducted by it and as anticipated to be conducted by it after the First Closing Date.

       2. BACE and Industries are each limited liability companies validly existing under the laws of the State of Colorado. BACE and Industries each have all requisite limited liability company power and authority to execute, deliver and perform the Documents to which each of BACE and Industries, respectively, are parties.

       3. The Documents to which the Corporation, BACE, Industries, Tyler and Zoellner, respectively, are parties (a) have been properly authorized, executed and delivered by or on behalf of the Corporation, BACE and Industries, as the case may be, and have been properly executed and delivered by Tyler and Zoellner, (b) constitute the valid and binding obligations of the Corporation, BACE, Industries, Tyler and Zoellner, respectively, and (c) are enforceable against the Corporation, BACE, Industries, Tyler and Zoellner, respectively, in accordance with their respective terms.

SHERMAN & HOWARD L.L.C.
Mesirow Capital Partners VI
The Edgewater Private Equity Fund II, L.P.

       4. The Corporation has all requisite corporate power and authority to execute, deliver and perform the Documents and to perform its obligations thereunder and to issue, sell and deliver the Preferred Shares.

       5. The Preferred Shares and the Underlying Common Shares have been duly authorized and, when issued in accordance with the Investment Agreement and, in the case of the Underlying Common Shares upon conversion of the Preferred Shares, will be validly issued, fully paid and nonassessable. The issuance, sale or delivery of the Preferred Shares and the Underlying Common Shares are not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any person or entity, except as set forth in the Stockholders Agreement.

       6. At the time of the First Closing, the authorized capital stock of the Corporation will consist of 233,900 shares of Class A Common Stock, 12,350 shares of Class B Common Stock, 15,000 shares of Preferred Stock and 200 shares of Series B Preferred. At the time of the Closing, 5,020 shares of Preferred Stock, 200 shares of Series B Preferred and 10 shares Class A Common Stock will be validly issued and outstanding, fully paid and nonassessable. Immediately following the First Closing, the stockholders of record and, to the best of our knowledge, holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) created or issued by the Corporation to purchase or otherwise acquire equity securities of the Corporation, and the number of shares of stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the Schedule II to the Investment Agreement or in the Stockholders Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with Delaware General Corporation Law.

       7. The execution and delivery by the Corporation, BACE and Industries, respectively, of each of the Documents to which it is a party, the performance of their respective obligations thereunder, including, with respect to the Corporation, the issuance, sale and delivery of the Preferred Shares and the Underlying Common Shares, will not: (a) conflict with, constitute an event of default under, or result in a breach of or a violation of the provisions of the charter or bylaws of the Corporation or the articles of organization of BACE or Industries, (b) result in a violation of any applicable law, statute, ordinance or regulation, or, to the best of our knowledge, any judgment, order, writ, injunction, decree or rule of any court or other governmental agency or authority or of any determination or award of any arbitrator applicable to the Corporation, BACE or Industries, as the case may be, or (c) conflict with, constitute an event of default under, or result in a breach of or a violation of the provisions of any agreement listed on Schedule I hereto.

SHERMAN & HOWARD L.L.C.
Mesirow Capital Partners VI
The Edgewater Private Equity Fund II, L.P.

       8. Subject to the accuracy of the representations and warranties of BACE set forth in Section 7.8 of the Investment Agreement and of the Purchasers set forth in Section 7.9 of the Investment Agreement, to the best of our knowledge the Preferred Shares, the BACE Shares and the Class A Shares were issued in compliance with all applicable Federal and state securities laws. Subject to the accuracy of the representations and warranties of BACE set forth in Section 7.8 of the Investment Agreement and of each Purchaser set forth in
Section 7.9 of the Investment Agreement, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Corporation of the Investment Agreement, or the issuance, sale and delivery of the Preferred Shares and the Underlying Common Shares.

       9. The Corporation has all requisite corporate power and authority to execute, deliver and perform the Zodiac Agreements (as defined in Schedule
I) and perform its obligations thereunder, such execution, delivery and performance has been properly authorized by the Corporation, and the Zodiac Agreements have been duly authorized, executed and delivered.

       Our opinion in Paragraph 3 and the last sentence of Paragraph 6 are subject to the following:

              (i) enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally;

              (ii) the enforcement of rights and remedies may be limited by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

              (iii) we express no opinion as to the enforceability of any provisions of the Documents with respect to any indemnification obligations of the Corporation provided for in the Documents to the extent such obligations arise from negligent or intentional acts of any Purchaser or BACE or to the extent such obligations encompass claims against the Purchasers by the Corporation; and

              (iv) our opinion is subject to the possible unenforceability on public policy grounds of agreements under the Registration Rights Agreement providing for indemnification against liabilities under federal and state securities laws.

SHERMAN & HOWARD L.L.C.
Mesirow Capital Partners VI
The Edgewater Private Equity Fund II, L.P.

       In addition:

              (i) we express no opinion as to any provisions of the Documents under which a waiver of rights cannot arise from a course of dealing among the parties or any provisions governing arbitration and related matters; and

              (ii) we express no opinion as to Sections 7.16 and 7.17 of the Investment Agreement or as to the extent that the laws of any particular jurisdiction apply to the Documents.

       This letter is solely for your benefit and may not be furnished to or relied upon by any other person without our prior written consent.

       We confirm that, to the best of our knowledge, there is no outstanding
(a) action, suit, claim, proceeding or investigation pending or threatened in writing against or affecting the Corporation, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Corporation, or (c) governmental inquiry pending or threatened in writing against or affecting the Corporation (including without limitation any inquiry as to the qualification of the Corporation to hold or receive any license or permit) that would prevent the consummation of the transactions contemplated by the Documents.


                                   Very truly yours,

                                   SCHEDULE I
                                       TO
                      OPINION OF FIRST CLOSING PURCHASERS

1. Credit Agreement dated May 15, 1996 among the Corporation, the Lenders parties thereto and Harris Trust Savings Bank, individually and as agent (the "Agent").

2. Revolving Credit Notes dated May 15, 1996 from the Corporation to each of the Agent and LaSalle National Bank ("LaSalle") and the Term Notes dated May 15, 1996 from the Corporation to each of the Agent and LaSalle.

3.     Security Agreement dated May 15, 1996 between the Corporation and the
       Agent.

4. Pledge Agreements dated May 15, 1996 between the Corporation and each of Mesirow, Edgewater and BACE.

5. Asset Purchase Agreement dated April 3, 1996, as amended by Amendment to Asset Purchase Agreement dated April 29, 1996 and by letter agreement dated May 13, 1996, among Zodiac Rentals, Inc., Zodiac Rentals III, Inc., George A. Evans, Marilyn J. Evans, Maureen C. Davidson and Larry
       W. Davidson, and the Assignment and Assumption Agreement, the Employment Agreements, the Escrow Agreement and the Lease Agreements (each as defined in, and delivered by the Corporation at the Closing under and pursuant to such Asset Purchase Agreement) and the other agreements, if any, delivered by the Corporation at such Closing, under and pursuant to such Asset Purchase Agreement (collectively, the "Zodiac Agreements").

                                                                     EXHIBIT D-2

                            FINKE & ASSOCIATES, P.C.
                                ATTORNEYS AT LAW
                        1873 SOUTH BELLAIRE - SUITE 1401
                          DENVER, COLORADO 80222-4347
                              PHONE (303) 758-6500
                               FAX (303) 753-9352


To the Persons on the attached Schedule I


Ladies and Gentlemen:

       We have acted as special counsel to Zodiac Rentals, Inc. ("Zodiac One"), a Colorado corporation and Zodiac Rentals, Inc. III ("Zodiac Three"), a Colorado corporation (together "the Sellers"); and George A. Evans, Marilyn J. Evans, Maureen C. Davidson and Larry W. Davidson ("the Shareholders") in connection with the Asset Purchase Agreement ("the Purchase Agreement") dated as of April 3, 1996 among RentX Industries, Inc., a Delaware corporation ("the Buyer"), the Sellers and the Shareholders and related documents with respect to the acquisition by the Buyer of substantially all the assets of the Seller.

       This opinion letter is delivered pursuant to Section 6.1(l) of the Purchase Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

       In our capacity as counsel, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Purchase Agreement, the other Seller Agreements, the other Shareholders Agreements, the documents listed on Exhibit 3.1(l) to the Purchase Agreement and such other documents, corporate records and instruments as we have deemed necessary and appropriate for the purposes of this opinion. We have assumed the genuineness of all signatures and the authenticity of all documents submitted to use as originals and the conformity with authentic originals of all documents submitted to us. In rendering the opinions and confirmations contained in this letter, we have relied as to matters of fact solely upon representations made in the Purchase Agreement, upon a certificate of an officer of the Seller and certificates of the Shareholders delivered to us, and upon certificates of public officials, and have not made any independent review, investigation or verification of the matters set forth herein. However, we have no reason to believe that any facts upon which we have relied are incorrect or incomplete.

       Our opinions are limited to matters governed by the laws of the United States of America and the State of Colorado.

       Based on and subject to the foregoing and the qualifications and limitations set forth elsewhere in this letter, we are of the opinion that:

                                                                          Page 2
                                           To the Persons on attached Schedule A


       1. Each of Zodiac One and Zodiac Three is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Each of Zodiac One and Zodiac Three has all requisite power and authority to own, lease, operate and sell its properties and to carry on its business as it is now being conducted.

       2. The authorized capital stock of Zodiac One consists of forty nine thousand (49,000) shares of voting, common stock with no par value, of which one thousand five hundred sixty seven and one-third (1,567 1/3) shares are issued and outstanding. The authorized capital stock of Zodiac Three consists of fifty thousand (50,000) shares of voting, common stock with no par value, of which three hundred (300) shares are issued and outstanding. All of such issued and outstanding shares are owned of record and, to the best of our knowledge, beneficially by the Shareholders as set forth in Section 3.1(c) to the Purchase Agreement.

       3. The execution, delivery and performance by the Sellers of the Purchase Agreement and the other Sellers Agreements to which it is a party (collectively, "the Seller Agreements") have been duly authorized by all necessary corporate action of the Seller. Each of the Seller Agreements constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against the Sellers. Each of the Purchase Agreement and the other Shareholders Agreements to which a Shareholder is a party (collectively, "the Shareholder Agreements") constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each Shareholder who is a party thereto.

       4. The execution, delivery and performance by the Sellers of the Seller Agreements, and by each Shareholder of the Shareholder Agreements to which such Shareholder is a party, and the consummation of the transactions contemplated thereby do not and will not (a) violate any legal requirement or order to which the Sellers or any Shareholder, as the case may be, is subject or any provision of the Articles of Incorporation or Bylaws of the Sellers or
(b) violate, with or without the giving of notice or the lapse of time or both, or result in the breach or termination of any provision of, or constitute a default under, or give any person the right to accelerate any obligation under, or result in the creation of any encumbrance upon any of the properties, assets or business of the Sellers or a Shareholder, as the case may be, pursuant to any indenture, mortgage, deed of trust, lien, lease, license, agreement, instrument or other arrangement to which the Sellers or any Shareholder, as the case may be, is a party or by which the Sellers or any Shareholder, as the case may be, or any of their respective assets and properties is bound or subject which is known to us after diligent inquiry (including those identified in Exhibit 3.1(l) to the Purchase Agreement). Except for notices given and consents obtained by the Sellers and the Shareholders prior to the closing, none of the Sellers nor the Shareholders need give any notice to, make any filing with, or obtain authorization, consent or

                                                                          Page 3
                                           To the Persons on attached Schedule A


approval of any governmental authority or other person in order for the parties to consummate the transactions contemplated by the Purchase Agreement.

       We confirm that we have no knowledge of any action, suit or proceeding pending or threatened against the Sellers or any Shareholder before any governmental authority or before any other person wherein an unfavorable order would (a) prevent consummation of any of the transactions contemplated by the Purchase Agreement, (b) cause any of the transactions contemplated by the Purchase Agreement to be rescinded following consummation or (c) affect adversely the right of the Buyer to own the acquired assets or conduct the business, and we have no knowledge that any such order is in effect.

       The enforceability of the Seller Agreements and the Shareholder Agreements, as the case may be, may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights of creditors generally, and is subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. We express no opinion as to any provisions of the Seller Agreements or the Shareholder Agreements under which a waiver of rights cannot arise from a course of dealing among the parties.

       This opinion is furnished solely for the benefit of the addressees and may not be delivered to or relied upon by any other person without our prior written consent.

                                   Sincerely,

                                   FINKE & ASSOCIATES, P.C.


                                   /S/ RICHARD A. FINKE

                                   Richard A. Finke

                                   SCHEDULE I

                                       To
                   Opinion Letter of Finke & Associates, P.C.
                               Dated May 15, 1996



RentX Industries, Inc.                            Harris Trust and Savings Bank
1522 Blake Street                                 111 West Monroe Street
Denver, Colorado 80202                            Chicago, Illinois 60603

LaSalle National Bank                             Mesirow Capital Partners VI
120 South LaSalle Street                          350 North Clark Street
Chicago, Illinois 60603                           Chicago, Illinois 60610

Edgewater Private Equity Fund II, L.P.            BACE Investments, LLC
666 Grand Avenue, Suite 200                       1522 Blake Street
Des Moines, Iowa 50309                            Denver, Colorado 80202

                                                                     EXHIBIT E-1

                    [SHERMAN & HOWARD L.L.C. LETTERHEAD]

                                  May 29, 1996



To the Persons on Attached Schedule I:

       We have served as special counsel to RentX Industries, Inc., a Delaware corporation (the "Corporation"), BACE Investments, LLC, a Colorado limited liability company ("BACE"), BACE Industries, LLC, a Colorado limited liability company ("Industries"), Richard M. Tyler ("Tyler"), and Craig J. Zoellner ("Zoellner"), in connection with the transactions contemplated by the Investment Agreement dated as of May 15, 1996 (the "Investment Agreement") among the Corporation, Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE and the other Purchasers from time to time (Mesirow, Edgewater and such other Purchasers being collectively referred to as the "Purchasers"). Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Investment Agreement.

       In rendering this opinion we have examined copies certified by an officer of the Corporation of the bylaws and corporate resolutions of the Corporation, certificates of good standing for the Corporation from the Secretaries of State of Delaware, Colorado and Washington the Investment Agreement, the Registration Rights Agreement, the Stockholders Agreement and such other documents and records pertaining to our clients as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. As to factual matters, we have relied upon the representations of the Corporation and BACE contained in the Investment Agreement, the certificates delivered at the Second Closing by the Corporation pursuant to Sections 3.2(a),
(b) and (d) of the Investment Agreement, a certificate of officers of the Corporation, certificates of the members of BACE and Industries, and certificates of public officials, and have not made any independent review, investigation or verification of the matters set forth therein. The Investment Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Management Agreement and the other documents, instruments and agreements executed and delivered by the Corporation pursuant to the Investment Agreement at the First Closing or the Second Closing are hereinafter referred to collectively as the "Documents."

       Our opinions are limited to matters governed by federal law, Colorado law and the General Corporation Law of Delaware (collectively, the "Law"). We note that the Documents (other than the Management Agreement) by their terms are governed by the laws of Illinois. For purposes of this letter, we have assumed that the Documents (other than the Management Agreement) are governed by the internal laws of Colorado. We have not made or undertaken to make any investigation to determine whether there is, and the extent of, any identity between Colorado laws

SHERMAN & HOWARD L.L.C.
To the Persons on Attached Schedule I
May 29, 1996
Page 2


and the laws of any other state. We have also assumed that the parties to the Documents other than the Corporation, BACE and Industries are competent and have the legal capacity and authority to execute, deliver, perform and otherwise be a party to the Documents. We have assumed without contrary knowledge the genuineness of all signatures on documents examined by us, the authenticity of all documents furnished to us as originals, and the conformance to authentic originals in all documents furnished to us as copies.

       Whenever the phrase "to the best of our knowledge" appears in the opinions set forth below, such phrase means the conscious awareness of facts or other information by the attorneys in our firm who have been actively involved in the transactions contemplated in the Documents.

       Based upon the foregoing, but subject to the limitations set forth below, we are of the opinion that:

       1. The Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Corporation is duly licensed or qualified to do business as a foreign corporation and is in good standing in Colorado and Washington. The Corporation has all requisite corporate power and authority to own, lease and operate its property and to carry on its business as now conducted by it and as anticipated to be conducted by it after the Second Closing Date.

       2. BACE and Industries are each limited liability companies validly existing under the laws of the State of Colorado. BACE and Industries each have all requisite limited liability company power and authority to execute, deliver and perform the Documents to which each of BACE and Industries, respectively, are parties.

       3. The Documents to which the Corporation, BACE, Industries, Tyler and Zoellner, respectively, are parties (a) have been properly authorized, executed and delivered by or on behalf of the Corporation, BACE and Industries, as the case may be, and have been properly executed and delivered by Tyler and Zoellner, (b) constitute the valid and binding obligations of the Corporation, BACE, Industries, Tyler and Zoellner, respectively, and (c) are enforceable against the Corporation, BACE, Industries, Tyler and Zoellner, respectively, in accordance with their respective terms.

       4. The Corporation has all requisite corporate power and authority to execute, deliver and perform the Documents, to perform its obligations thereunder and to issue, sell and deliver the Preferred Shares issued on the Second Closing Date.

SHERMAN & HOWARD L.L.C.
To the Persons on Attached Schedule I
May 29, 1996
Page 3


       5. The Preferred Shares issued on the Second Closing Date and the Underlying Common Shares relating thereto have been duly authorized and, when issued in accordance with the Investment Agreement and, in the case of such Underlying Common Shares upon conversion of the Preferred Shares issued on the Second Closing Date, will be validly issued, fully paid and nonassessable. The issuance, sale or delivery of the Preferred Shares issued on the Second Closing Date and the Underlying Common Shares relating thereto are not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any person or entity, except as set forth in the Stockholders Agreement.

       6. At the time of the Second Closing, the authorized capital stock of the Corporation will consist of 233,900 shares of Class A Common Stock, 12,350 shares of Class B Common Stock, 15,000 shares of Preferred Stock and 200 shares of Series B Preferred. At the time of the Second Closing, 6,907 shares of Preferred Stock, 200 shares of Series B Preferred and 10 shares Class A Common Stock will be validly issued and outstanding, fully paid and nonassessable. Immediately following the Second Closing, the stockholders of record and, to the best of our knowledge, holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) created or issued by the Corporation to purchase or otherwise acquire equity securities of the Corporation, and the number of shares of stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the Schedule II to the Investment Agreement or in the Stockholders Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with Delaware General Corporation Law.

       7. The execution and delivery by the Corporation, BACE and Industries, respectively, of each of the Documents to which it is a party, the performance of their respective obligations thereunder, including, with respect to the Corporation, the issuance, sale and delivery of the Preferred Shares issued on the Second Closing Date and the Underlying Common Shares relating thereto, will not: (a) conflict with, constitute an event of default under, or result in a breach of or a violation of the provisions of the charter or bylaws of the Corporation or the articles of organization of BACE or Industries, (b) result in a violation of any applicable law, statute, ordinance or regulation, or, to the best of our knowledge, any judgment, order, writ, injunction, decree or rule of any court or other governmental agency or authority or of any determination or award of any arbitrator applicable to the Corporation, BACE or Industries, as the case may be, or (c) conflict with, constitute an event of default under, or result in a breach of or a violation of the provisions of any agreement listed on Schedule II hereto.

       8. Subject to the accuracy of the representations and warranties of BACE set forth in Section 7.8 of the Investment Agreement and of the Purchasers in the Second Closing set

SHERMAN & HOWARD L.L.C.
To the Persons on Attached Schedule I
May 29, 1996
Page 4


forth in Section 7.9 of the Investment Agreement, to the best of our knowledge the Preferred Shares issued on the Second Closing Date were issued in compliance with all applicable Federal and state securities laws. Subject to the accuracy of the representations and warranties of BACE set forth in Section
7.8 of the Investment Agreement and of each Purchaser in the Second Closing set forth in Section 7.9 of the Investment Agreement, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Corporation of the Investment Agreement, or the issuance, sale and delivery of the Preferred Shares issued on the Second Closing Date and the Underlying Common Shares relating thereto.

       9. The Corporation has all requisite corporate power and authority to execute, deliver and perform the A to Z Agreements (as defined in Schedule
II) and perform its obligations thereunder, such execution, delivery and performance has been properly authorized by the Corporation, and the A to Z Agreements have been duly authorized, executed and delivered.

       Our opinion in Paragraph 3 and the last sentence of Paragraph 6 are subject to the following:

              (i) enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally;

              (ii) the enforcement of rights and remedies may be limited by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

              (iii) we express no opinion as to the enforceability of any provisions of the Documents with respect to any indemnification obligations of the Corporation provided for in the Documents to the extent such obligations arise from negligent or intentional acts of any Purchaser or BACE or to the extent such obligations encompass claims against the Purchasers by the Corporation; and

              (iv) our opinion is subject to the possible unenforceability on public policy grounds of agreements under the Registration Rights Agreement providing for indemnification against liabilities under federal and state securities laws.

SHERMAN & HOWARD L.L.C.
To the Persons on Attached Schedule I
May 29, 1996
Page 5


       In addition:

              (i) we express no opinion as to any provisions of the Documents under which a waiver of rights cannot arise from a course of dealing among the parties or any provisions governing arbitration and related matters; and

              (ii) we express no opinion as to Sections 7.16 and 7.17 of the Investment Agreement or as to the extent that the laws of any particular jurisdiction apply to the Documents.

       This letter is solely for your benefit and may not be furnished to or relied upon by any other person without our prior written consent.

       We confirm that, to the best of our knowledge, there is no outstanding
(a) action, suit, claim, proceeding or investigation pending or threatened in writing against or affecting the Corporation, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Corporation, or (c) governmental inquiry pending or threatened in writing against or affecting the Corporation (including without limitation any inquiry as to the qualification of the Corporation to hold or receive any license or permit) that would prevent the consummation of the transactions contemplated by the Documents.


                                   Very truly yours,

                            SCHEDULE I TO OPINION OF
                            SHERMAN & HOWARD L.L.C.



Mesirow Capital Partners VI
350 North Clark Street
Chicago, Illinois 60610

The Edgewater Private Equity Fund II, L.P.
666 Grand Avenue, Suite 200
Des Moines, Iowa 50309

Trustees of Grinnell College
P.O. Box 805
1103 Park Street
Grinnell, Iowa  50112

George A. Evans
8157 E. Hunters Hill Dr.
Englewood, Colorado 80112

Larry W. Davidson
9504 Southern Hills Cr.
Littleton, Colorado 80124

Charles D. Greenidge
26711 Chipmunk Drive
P.O. Box 2613
Evergreen, Colorado 80439

Gary J. Kulesza
8 Desert Willow Lane
Littleton, Colorado 80127

                                  SCHEDULE II
                                       TO
                       OPINION OF SHERMAN & HOWARD L.L.C.

1. Credit Agreement dated May 15, 1996 among the Corporation, the Lenders parties thereto and Harris Trust Savings Bank, individually and as agent (the "Agent").

2. Revolving Credit Notes dated May 15, 1996 from the Corporation to each of the Agent and LaSalle National Bank ("LaSalle") and the Term Notes dated May 15, 1996 from the Corporation to each of the Agent and LaSalle.

3.     Security Agreement dated May 15, 1996 between the Corporation and the
       Agent.

4. Pledge Agreements dated May 15, 1996, and Amendments to Pledge Agreements dated May 29, 1996, between the Corporation and each of Mesirow, Edgewater and BACE, and Pledge Agreements dated May 29, 1996 between the Corporation and each of Gary J. Kulesza, Charles P. Greenidge and the Trustees of Grinnell College.

5. Asset Purchase Agreement dated April 3, 1996, as amended by Amendment to Asset Purchase Agreement dated April 29, 1996 and by letter agreement dated May 13, 1996, among Zodiac Rentals, Inc., Zodiac Rentals III, Inc., George A. Evans, Marilyn J. Evans, Maureen C. Davidson and Larry
       W. Davidson, and the Assignment and Assumption Agreement, the Employment Agreements, the Escrow Agreement and the Lease Agreements (each as defined in, and delivered by the Corporation at the Closing under and pursuant to such Asset Purchase Agreement) and the other agreements, if any, delivered by the Corporation at the Closing under and pursuant to such Asset Purchase Agreement (collectively, the "Zodiac Agreements").

6. Stock Purchase Agreement dated May 29, 1996 among RentX Industries, Inc., Milton L. Neumann and Alice E. Neumann, and Milt and Alice Neumann Charitable Remainder Unitrust, Milt and Alice Neumann Charitable Remainder Annuity Trust, Cheryl Kettrick Charitable Trust, Steve Neumann Charitable Trust, Cheryl Kettrick Charitable Remainder Unitrust, Steve Neumann Charitable Remainder Unitrust and Jody Depew Charitable Remainder Unitrust, and the Employment Agreements, the Noncompetition Agreement and the Premises Leases (each as defined in, and delivered by the Corporation at the Closing under and pursuant to such Stock Purchase Agreement) and the other agreements, if any, delivered by the Corporation at the Closing under and pursuant to such Stock Purchase Agreement (collectively, the "A to Z Agreements").

                                                                     EXHIBIT E-2

          [PAINE, HAMBLEN, COFFIN, BROOKE & MILLER LLP LETTERHEAD]




To the Addressees Listed on Attached Schedule I
(Subject in the Case of the Equity Investors to the Conditions stated Herein)


       RE: Stock Purchase Agreement Dated as of May 29, 1996 Among RentX Industries, Inc. and the Shareholders of A to Z Rentals and Sales, Inc.


Ladies and Gentlemen:

       We have acted as special counsel to Milton L. Neumann and Alice E. Neumann (the "Individual Shareholders") , the Milt and Alice Neumann Charitable Remainder Unitrust, the Jody Depew Charitable Remainder Unitrust, the Cheryl Kettrick Charitable Remainder Unitrust, the Steve Neumann Charitable Remainder Unitrust, the Milt and Alice Neumann Charitable Remainder Annuity Trust, the Cheryl Kettrick Charitable Trust, and the Steve Neumann Charitable Trust (the "Trust Shareholders" and together with the Individual Shareholders, the "Shareholders") , and Steven L. Neumann and Cheryl L. Kettrick (the "New Employees") in connection with the Stock Purchase Agreement (the "Purchase Agreement") dated as of May 29, 1996 among RentX Industries, Inc., a Delaware corporation (the "Buyer"), and the Shareholders with respect to the acquisition by the Buyer of all the outstanding shares of common stock of A to Z Rentals and Sales, Inc. , a Washington corporation (the "Company") , the two related Employment Agreements (as defined in the Purchase Agreement) between the Buyer and the respective New Employees party thereto, the related Noncompetition Agreement (as defined in the Purchase Agreement) between the Buyer and the Shareholders, and the three related Shareholder Leases (as defined in the Purchase Agreement) between the Buyer and the Individual Shareholders. We have also acted as special counsel to the Company in connection

Page - 2




with the related Assignment and Assumption Agreement (the "Douglass Lease Assignment"), between the Buyer and the Company.

       This opinion letter is delivered pursuant to Section 6.1(i) of the Purchase Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

       In rendering this opinion, we have reviewed the following documents:

       (1) The executed and acknowledged Purchase Agreement, including the Exhibits thereto;

       (2)    The executed Employment Agreements;

       (3)    The executed Noncompetition Agreement;

       (4)    The executed and acknowledged Shareholder Leases;

       (5)    The executed and acknowledged Douglass Lease Assignment;

       (6) The executed stock powers (the "Stock Powers") of the Shareholders to the Buyer;

       (7) The executed and acknowledged Deed and Bill of Sale (the "Bill of Sale") of the Individual Shareholders to the Company;

       (8) The Articles of Incorporation of the Company, certified by the Secretary of the State of Washington as of May 23, 1996 with further certifications by the Secretary of State of Washington as of such date to the effect that the Company is incorporated as a Washington corporation and is duly authorized to transact business in the State of Washington;

       (9) The Bylaws of the Company, certified by the Secretary/Treasurer and the President of the Company in the Officers' Certificate referred to below;

       (10) The certificate of the Secretary/Treasurer and the President of the Company attached to Exhibit 3.1(b) to the Purchase Agreement (the "Officers' Certificate");

       (11)   The other agreements of the Company listed in item 5(a) through
(d) , (g) , and (j) through (l) of Exhibit 3.1 (1) to the Purchase Agreement (the "Other Company Agreements");

       (12) The certificate of the Shareholders attached hereto (the "Shareholders' Certificate");

       (13) The other agreements of the Individual Shareholders, if any, and of the Trust Shareholders listed in item 6 of the Shareholder Certificate (the "Other Shareholder Agreements"), which

Page - 3




include the Trust Agreements dated as of May 15, 1996 between Milton L. Neumann and Alice E. Neumann as grantors and Bruce B. Butler as trustee (and in certain cases a second trustee) with respect to the establishment of the Trust Shareholders (the "Trust Agreements") and the Stock Transfer Agreements dated as of May 15, 1996 between Milton L. Neumann and Alice E. Neumann as transferors and the Trust Shareholders as transferees with respect to the prior transfer to the Trust Shareholders of the shares of common stock of the Company being sold by the Trust Shareholders pursuant to the Purchase Agreement (the "Trust Transfer Agreements");

       (14) The certificate of the New Employees attached hereto (the "New Employees' Certificate");

       (15) The other agreements of the New Employees, if any, listed in item 2 of the New Employees' Certificate (the "Other New Employee Agreements");

       (16) The additional certificates and documents delivered by the Shareholders, the New Employees and/or the Company as closing documents pursuant to the Purchase Agreement and the other Agreements, including the stock certificates representing the Shares, the additional certificates of the Shareholders, the New Employees and/or officers of the Company (the "Additional Certificates"), the Notice of Non-Routine Transaction listed in Exhibit 3.1(a) to the Purchase Agreement, and the consents of third parties listed in items II and IV of Exhibit 3.1(e) to the Purchase Agreement in connection with the Other Company Agreements, the Other Shareholder Agreements and/or the Other New Employee Agreements; and

       (17) Such other limited records and documents of the Company as have been provided to us.

       The documents listed as (1) through (7) above are sometimes referred to herein as the "Agreements". Any reference herein to any Agreement refers only to such Agreement and the Exhibits thereto which do not consist of a form of any other Agreements.

       In rendering this opinion letter, we have assumed i) the genuineness of all signatures, ii) the authenticity of all documents submitted to us as originals, iii) the conformity with authentic originals of all documents submitted to us as copies, iv) the legal capacity of the Individual Shareholders and the New Employees, V) the power and authority of, and the due authorization, execution and delivery of the Agreements by, each party thereto other than the Shareholders, the New Employees, and the Company, and vi) each of the Agreements constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each party thereto other than the Shareholders, the New Employees, and the Company. We have also relied, as to matters of fact material to the opinions and the confirmations set forth below, solely upon representations of the

Page - 4




Shareholders, the New Employees and/or the Company made in the Agreements, upon the certificates of the Shareholders, the New Employees, the officers of the Company, and the public officials listed above, upon the other records and documents listed above, and upon other oral or written statements or assurances of the Shareholders, the New Employees and officers of the Company; but we have not made any independent review, investigation or verification thereof. We have no actual knowledge, however, that such matters of fact upon which we have relied are incorrect.

       In regard to such reliance, we note the following. We have acted as special counsel to the Shareholders, the New Employees and the Company in connection with the Agreements as described above and we have acted as special counsel to the Individual Shareholders in connection with the Trust Agreements and the Trust Transfer Agreements; but we have not represented the Shareholders, the New Employees or the Company in connection with any other matters. In addition, we have not reviewed any agreements, certificates, documents or records of or relating to any such parties other than the ones listed above. Without limiting the generality of the foregoing, we have not represented any of such parties in connection with any environmental matters or any pending or threatened actions, suits or proceedings against any of such parties or their respective properties, nor have we reviewed any of the documents or records of any such parties relating thereto other than those listed in and attached to the Exhibits to the Purchase Agreement.

       The opinions set forth below are specifically limited to the internal laws of the State of Washington (excluding conflicts of laws). In addition, we express no opinion as to any categories of law set forth in Section 19 of the Accord referred to below, which Section is hereby incorporated herein by reference, except as to Section 19(p) with respect to the Washington State law opinions set forth in paragraphs 4, 5 and 6 below as to the Employment Agreements. We note that the Purchase Agreement by its terms is governed by the laws of the State of Colorado. In rendering the opinions set forth below, we have assumed, notwithstanding such terms, that the Purchase Agreement is governed by the internal laws of the State of Washington (excluding conflicts of laws) . We express no opinion, however, as to the extent that the laws of any jurisdiction are applicable to the subject matter hereof, or as to whether a Washington court would enforce the contractual choice of Colorado law.

       Based upon and subject to the foregoing and the further qualifications and limitations set forth below, we are of the opinion that:

       1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington. The Company has all requisite corporate power and authority under its Articles of Incorporation and Bylaws and the

Page - 5




Washington Business Corporation Act (RCW Title 23B) to own, lease, operate and sell its properties and to carry on a rentals and sales business.

       2. The authorized capital stock of the Company consists of 100,000 shares of common stock, $1.00 par value, of which 61,000 shares (the "Shares") are issued and outstanding. All of the Shares have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record and, to the best of our knowledge, owned beneficially by the Shareholders as set forth in Section 2.2(a) of the Purchase Agreement (it being specifically understood that, in the case of the Shares owned by the Trust Shareholders, such Shares are further beneficially owned by the beneficiaries thereof). To the best of our knowledge, i) there are no outstanding rights of first refusal, buy-sell agreements, options, warrants, calls, purchase rights or similar agreements with commitments to sell or transfer, or similar agreements with restrictions on selling or transferring, any of the Shares, to which any Shareholder is a party or by which any of them is bound (except the Purchase Agreement being executed concurrently herewith), and ii) there are no outstanding options, warrants, calls, purchase rights or similar agreements with commitments to issue or sell any capital stock of the Company or other securities of the Company convertible into or exchangeable for its capital stock, to which the Company is a party or by which it may be bound.

       3. Each Trust Shareholder has all requisite trust power and authority under its Trust Agreement and the Washington Trust Act (RCW Title 11) to execute, deliver and perform the Purchase Agreement. The execution, delivery and performance by each Trust Shareholder of the Purchase Agreement, the Noncompetition Agreement, its respective Stock Power and its respective Additional Certificates have been duly authorized by all necessary trust action on part of such Trust Shareholder. The Company has all requisite corporate power and authority under its Articles of Incorporation and Bylaws and the Washington Business Corporation Act to execute, deliver and perform the Douglass Lease Assignment. The execution, delivery and performance by the Company of the Douglass Lease Assignment have been duly authorized by all necessary corporate action on the part of the Company.

       4. Each of the Purchase Agreement and the Stock Powers constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each Shareholder party thereto. Each of the Employment Agreements constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each New Employee party thereto. Each of the Shareholder Leases and the Bill of Sale constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each Individual Shareholder. The Douglass Lease Assignment constitutes the legal, valid and binding obligation of, and is enforceable in accordance with its terms against, the Company.

Page - 6




       5. The execution, delivery and performance of the Agreements by each Shareholder, each New Employee and the Company, to the extent each is a party thereto, and the consummation by each such party (as applicable) of the sale of the Shares under the Purchase Agreement, of the noncompetition arrangements under the Noncompetition Agreement, of the employment and noncompetition provisions under the Employment Agreements, of the lease of the Premises under the Shareholder Leases, and of the assignment of the Douglass Lease under the Douglass Lease Assignment (collectively, the "Transactions") , will not i) to the best of our knowledge, violate any Legal Requirement or Order to which such Shareholder or New Employee is subject, or ii) with or without the giving of notice or the lapse of time or both, (a) result in the breach of or constitute a default under, (b) give any Person the right to accelerate any obligation under, or (c) result in the creation of any Encumbrance upon any properties of such Shareholder or New Employee under, any Other Shareholder Agreement or Other New Employee Agreement to which such Shareholder or New Employee is a party. Except for the notice referred to in Exhibit 3.1(a) of the Purchase Agreement which has been given, no notice to, filing with or authorization, consent or approval of i) to the best of our knowledge, (a) any Governmental Authority under any Legal Requirement to which such Shareholder or New Employee is subject or (b) any Person under any Order to which such Shareholder or New Employee is subject or ii) any Person under any Other Shareholder Agreement or Other New Employee Agreement to which such Shareholder or New Employee is a party, is required to be given, made or obtained by such Shareholder or New Employee for the due execution, delivery or performance by such party of the Agreements or the consummation by such party of the Transactions.

       6. The execution, delivery and performance of the Agreements by each Shareholder, each New Employee and the Company, to the extent each is a party thereto, and the consummation by each such party of the Transactions, do not and will not i) to the best of our knowledge, violate any Legal Requirement or order to which the Company is subject or any provision of the Articles of Incorporation or Bylaws of the Company or ii) with or without the giving of notice or the lapse of time or both, (a) result in the breach of or constitute a default under, (b) give any Person the right to accelerate any obligation under, or (c) result in the creation of any Encumbrance upon any properties of the Company, under any Other Company Agreement (except the Other Company Agreement listed in item 5(a) of Exhibit 3.1(1) (the "Douglass Lease") which is separately addressed below). Except for the notices and consents referred to in item II(a) of Exhibit 3.1(e) which have been given and obtained, no notice to, filing with or authorization, consent or approval of i) to the best of our knowledge, (a) any Governmental Authority under any Legal Requirement to which the Company is subject or (b) any Person under any Order to which the Company is subject, or ii) any Person under any Other Company Agreement (except the Douglass Lease which is separately addressed below), is required to be given, made or

Page - 7




obtained by the Company for the due execution, delivery and performance by any Shareholders, any New Employees or the Company of the Agreements or the consummation by such parties of the Transactions. In addition, the Company has obtained the consent of the landlord required under the Douglass Lease to the sale of the Shares under the Purchase Agreement.

       7. To the best of our knowledge, the consummation of the merger of the Company into the Buyer immediately following the Closing will not, with or without the giving of notice or the lapse of time or both, i) result in the breach of or constitute a default under, ii) give any Person the right to accelerate any obligation under, or iii) result in the creation of any Encumbrance upon any properties of the surviving company under, any Other Company Agreement (except the Douglass Lease which is separately addressed below) . Except for the notices and consents referred to in item IV(a) of
Exhibit 3.1(e) which have been given and obtained, no notice to or consent of any Person under any Other Company Agreement (except the Douglass Lease which is separately addressed below) is required to be given or obtained by the Company for the consummation of such merger. In addition, the Company has obtained the consent of the landlord required under the Douglass Lease to the assignment of the Douglass Lease under the. Douglass Lease Assignment.

       We confirm that we have no actual knowledge of any action, suit or proceeding against the Company, any Shareholder or any New Employee before any Governmental Authority or before any other Person (i) which is pending or threatened and which purports to challenge the legality or validity of the Agreements or the consummation of the transactions referred to above or (ii) except as disclosed by the Shareholders in the Exhibits to the Purchase Agreement, which is pending and, if adversely determined against such parties, would have an adverse effect on the Company's properties or business or on the ownership of the Shares. We further confirm that we have no actual knowledge of any order to which any Shareholder, any New Employee or the Company or their respective properties is subject.

       The opinions and confirmations expressed above are subject to the following additional qualifications.

       It is specifically understood that, under the scope of the opinion expressed in paragraph 4 above, such opinion is specifically limited to the enforceability of the Agreements specified therein against the Shareholders, the New Employees and the Company as specified therein, and we express no opinion therein as to the enforceability of such Agreements against the Buyer. The opinion expressed in paragraph 4 above is subject to the Bankruptcy and Insolvency Exception set forth in Section 12 of the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991), the Equitable Principles Limitation set forth in Section 13 of the Accord, and the Other Common Qualifications set forth in

Page - 8




Section 14 of the Accord, which Sections are hereby incorporated herein by reference. In addition, we express no opinion in paragraph 4 above as to (a) the noncompetition provisions of the Employment Agreements (it being specifically understood that, under the scope of such opinion in paragraph 4 above, we also express no opinion therein as to the Noncompetition Agreement),
(b) the arbitration provisions of the Agreements, (c) the offset provisions of the Agreements to the extent that any exercise of offset rights does not involve a mutuality of parties and matured, liquidated obligations, (d) the effect of judicial decisions which may permit the introduction of extrinsic evidence to modify or interpret the terms of written contracts, or (e) the effect on the provisions of Section 9.14 of the Purchase Agreement of agency laws which permit a principal to terminate or modify an agency relationship or which would otherwise cause or result in a termination or modification of an agency relationship.

       We further express no opinion as to (x) the Individual Shareholders' rights in or title to the properties subject to the Shareholder Leases or the Bill of Sale, the Company's rights in or title to the leasehold subject to the Douglass Lease Assignment, or any Encumbrances thereon (it being specifically understood that, under the scope of the opinions expressed above, we also express no opinion as to i) the Shareholders' rights in or title to the Shares or any Encumbrances thereon, except as specifically set forth in paragraph 2 above, or ii) the Company's rights in or title to any of its other properties or any Encumbrances thereon) or (y) except as to general form, the adequacy, sufficiency or accuracy of the legal description of the real property contained in the Shareholder Leases or the Douglass Lease Assignment. We have further assumed that the description of the personal property contained in the Shareholder Leases, the Douglass Lease Assignment and the Bill of Sale is sufficient to enable its identification by a subsequent purchaser, mortgagee or transferee of any interest therein.

       We further expressly disclaim any knowledge or expertise regarding, and express no opinion or confirmation (except for the limited pending litigation confirmation set forth above) as to, the existence of or liability for any hazardous waste or toxic substance, including without limitation any discharge, dispersal, release or escape of smoke, smudge, vapors, soot, fumes, acids, alkalies, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any water course or body of water. We have made no investigation or examination of any of the real or personal property of the Company or the Shareholders to determine, and we are not qualified to determine, whether or not such liability or substance may exist.

       This opinion letter is for the information of the addressees hereof and their counsel and is not to be filed with any Governmental Authority or delivered or revealed to any other Person without our prior written consent. Other than the addressees hereof

Page - 9




and their counsel, no Person (including without limitation (i) any stockholders of the Buyer except as specifically provided in the next sentence below, (ii) any Persons that may be successor Lenders to, or new Lenders in addition to, the Lenders to the Buyer listed as addressees hereof, and (iii) any Persons that may purchase a participation interest in the rights and obligations of such Lenders listed as addressees hereof) is entitled to rely upon this opinion letter or the opinions or confirmations expressed herein. Each Equity Investor listed as an addressee hereof is included as an addressee hereof subject to, and only if, as represented by the Buyer and its counsel such Equity Investor meets both of the following conditions: (a) such Equity Investor is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act") and (b) such Equity Investor is a sophisticated investor as described in Rule 506(b) (2) (ii) promulgated under the Securities Act; otherwise, this opinion letter is not addressed to such Equity Investor and is not to be delivered or revealed to, or relied upon by, such Equity Investor. This opinion letter is given as of the date hereof and imposes no obligation upon us to update this opinion letter.
We specifically disclaim any undertaking or obligations to advise the addressees or their counsel or any other Person of any facts or circumstances that may hereafter be brought to our attention or any change in any laws that may hereafter occur which may alter or affect the opinions or confirmations expressed herein.

                                           Very truly yours,

                                           PAINE, HAMBLEN, COFFIN,
                                             BROOKE & MILLER LLP


                                           /s/ PAINE-HAMBLEN

Page - 10





                            Schedule I to Opinion of
                  Paine, Hamblen, Coffin, Brooke & Miller LLP
                               Dated May 29, 1996


Buyer

RentX Industries, Inc.
1522 Blake Street
Denver, CO 80202


Equity Investors

Mesirow Capital Partners VI
350 North Clark Street
Chicago, Illinois 60610

The Edgewater Private Equity Fund II, L.P.
666 Grand Avenue, Suite 200
Des Moines, Iowa 50309

George A. Evans
8157 E Hunters Hill Dr.
Englewood, CO 80112

Larry W. Davidson
9504 Southern Hills Cr.
Littleton, CO 80124

Charles D. Greenidge
26711 Chipmunk Drive
P.O. Box 2613
Evergreen, Colorado 80439

Gary J. Kulesza
8 Desert Willow Lane
Littleton, Colorado 80127

BACE Investments, LLC
1522 Blake Street
Denver, Colorado 80202

Trustees of Grinnell College
P. O. Box 805
1103 Park Street
Grinnell, Iowa 50112

Lenders

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois 60603

                          CERTIFICATE OF SHAREHOLDERS

       This certificate is delivered to Paine, Hamblen, Coffin Brooke & Miller LLP in connection with the legal opinion of such firm rendered pursuant to the stock Purchase Agreement dated as of May 29, 1996 (the "Stock Purchase Agreement") among RentX Industries, Inc., a Delaware corporation ("RentX"), and the undersigned shareholders ("Shareholders") of A to Z Rentals and Sales, Inc., a Washington corporation (the "Company"), and may be relied upon by such firm in connection with such legal opinion. Capitalized terms used herein but not otherwise defined herein .shall have the meaning set forth in the stock Purchase Agreement. The Shareholders designated in the signature lines hereof as Individual Shareholders are sometimes referred to herein as "Individual Shareholders" and the Shareholders designated in the signature lines hereof as Trust Shareholders are sometimes referred to herein as "Trust Shareholders". Each undersigned Shareholder hereby certifies that:

       1. Such Shareholder beneficially owns the respective Shares of the Company as set forth in Section 2.2 (a) of the Stock Purchase Agreement (it being specifically understood that, in the case of the Shares owned by the Trust Shareholders, such Shares are further beneficially owned by the beneficiaries thereof).

       2. Such Shareholder has not pledged, encumbered, hypothecated, assigned or transferred any of such Shares or any interest therein.

       3. There are no outstanding rights of first refusal, buy-sell agreements, options, warrants, calls, purchase rights or similar agreements with commitments to sell or transfer, or similar agreements with restrictions on selling or transferring any of the Shares, to which such Shareholder is a party or by which such Shareholder is bound.

       4. In the case of each Trust Shareholder, the Trustees thereof listed in the signature lines below are the only Trustees of such Trust Shareholder.

       5. Such Shareholder and its properties are not subject to or bound by any Order, including any agreed order or consent decree.

       6.     (a)    In the case of each Trust Shareholder, such Trust
Shareholder is not a party to, and such Trust Shareholder and its properties are not subject to or bound by, any indenture, mortgage, deed of trust, lien, license, agreement, instrument or arrangement, other than as set forth below:

              (i) Its respective Trust Agreement dated as of May 15, 1996 between Milton L. Neumann and Alice E. Neumann as grantors and Bruce B. Butler as Trustee (and in certain cases a second Trustee as listed in the signature lines below) with respect to the establishment of such Trust Shareholder; and

            (ii) Its respective Stock Transfer Agreement dated as of May 15, 1996 between Milton L. Neumann and Alice E. Neumann as transferors and such Trust Shareholder as transferee with respect to the prior transfer to such Trust Shareholder of the Shares being sold by such Trust Shareholder pursuant to the Stock Purchase Agreement.

            (b) In the case of each Individual Shareholder, such Shareholder is not a party to, and such Individual Shareholder and his or her properties are not subject to or bound by, any indenture, mortgage, deed of trust, lien, license, agreement, instrument or arrangement relating in any way to (i) the Shares being sold by such Individual Shareholder under the Stock Purchase Agreement, (ii) requiring such Individuals Shareholders to engage in employment, consulting, ownership, officer, directors or other relationships or arrangements of any kind of the type prohibited under the non-competition provisions of the Noncompetition Agreement or otherwise restricting such Individual Shareholder from complying with such non-competition provisions, or,
(iii) the Premises being leased under the Shareholder Leases, other than as set forth below:

            None.

       7. There is no action, suit or proceedings against the Company or such Shareholder before any Governmental Authority (i) which is pending or threatened and which purports to challenge the legality or validity of the Stock Purchase Agreement, the Employment Agreements, the Noncompetition Agreement or the Shareholder Leases or the consummation of the transactions contemplated thereby or (ii), except as disclosed by the Shareholders in the Exhibits to the Stock Purchase Agreement, which is pending and which involves any other matters.

       8. Such Shareholder otherwise confirms that (i) its representations and warranties in the Stock Purchase Agreement, the Noncompetition Agreement, the Shareholder Leases and any related agreements are correct and complete and
(ii) the certification of the officers of the Company in the related Certificate of Secretary/Treasurer and President are correct and complete.

       IN WITNESS WHEREOF, the undersigned Shareholders have unto duly executed and delivered this Certificate as of May 1996.


                                       INDIVIDUAL SHAREHOLDERS



                                       /s/ Milton L. Neumann
                                       -----------------------------------------
                                       Milton L. Neumann

                                       /s/ Alice E. Neumann
                                       -----------------------------------------
                                       Alice E. Neumann

                                       TRUST SHAREHOLDERS:


                                       MILT AND ALICE NEUMANN
                                       CHARITABLE REMAINDER UNITRUST

                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                       Name:      Bruce B. Butler
                                       Title: Trustee

                                       NEUMANN CHARITABLE REMAINDER
                                       ANNUITY TRUST

                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                       Name: Bruce B. Butler
                                       Title: Trustee

                                       CHERYL KETTRICK CHARITABLE TRUST

                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                           Bruce B. Butler
                                           Title:  Co-Trustee

                                       By:  /s/ Cheryl Kettrick
                                          --------------------------------------
                                           Cheryl Kettrick
                                           Title:  Co-Trustee

                                       STEVE NEUMANN CHARITABLE TRUST

                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                           Bruce B. Butler
                                           Title:  Co-Trustee

                                       By:  /s/ Steven Neumann
                                          --------------------------------------
                                           Steven Neumann
                                           Title:  Co-Trustee

                                       CHERYL KETTRICK CHARITABLE
                                       REMAINDER UNITRUST


                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                           Bruce B. Butler
                                           Title:  Co-Trustee

                                       By:  /s/ Cheryl Kettrick
                                          --------------------------------------
                                           Cheryl Kettrick
                                           Title:  Co-Trustee

                                       STEVE NEUMANN CHARITABLE
                                       REMAINDER UNITRUST

                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                           Bruce B. Butler
                                           Title:  Co-Trustee

                                       By:  /s/ Steven Neumann
                                          --------------------------------------
                                           Steven Neumann
                                           Title:  Co-Trustee

                                       JODY DEPEW CHARITABLE
                                       REMAINDER UNITRUST

                                       By:  /s/ Bruce B. Butler
                                          --------------------------------------
                                           Bruce B. Butler
                                           Title:  Co-Trustee

                                       By:  /s/ Jody Depew
                                          --------------------------------------
                                           Jody Depew
                                           Title:  Co-Trustee

                          CERTIFICATE OF NEW EMPLOYEES


       This Certificate is delivered to Painey Hamblen, Coffin, Brooke & Miller LLP in connection with the legal opinion of such firm rendered pursuant to the Stock Purchase Agreement dated as of May 29, 1996 (the "Stock Purchase Agreement") among RentX Industries, Inc., a Delaware corporation ("RentX"), and the shareholders ("Shareholders") of A to Z Rentals and Sales, Inc., a Washington corporation (the "Company"), and may be relied upon by such firm in connection with such legal opinion. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement. Each undersigned New Employee hereby certifies that:

       1. Such New Employee and his or her properties are not subject to or bound by any Order, including any agreed order or consent decree.

       2. Such New Employee is not a party to, and such New Employee and his or her properties are not subject to or bound by, any indenture, mortgage, deed of trust, lien, license, agreement, instrument or arrangement (i) restricting his or her employment in any way, (ii) requiring him or her to engage in employment, consulting, ownership, officer, director or other relationships or arrangements of any kind of the type prohibited under the noncompetition provisions of the Employment Agreements, or (iii) otherwise restricting him or her from complying with the employment and non-competition provisions of the Employment Agreement other than as set forth below:

              None.

       3. There is no action, suit or proceedings against such New Employee before any Governmental Authority (i) which is pending or threatened and which purports to challenge the legality or validity of the Stock Purchase Agreement, the Employment Agreements, the Noncompetition Agreement or the Shareholder Leases or the consummation of the transactions contemplated thereby or (ii) which is pending and which involves any other matters.

       4. Such New Employee otherwise confirms that his or her representations and warranties contained in the Stock Purchase Agreement, the Employment Agreement and any related agreements are correct and complete.

       IN WITNESS WHEREOF, the undersigned New Employees have unto duly executed and delivered this Certificate as of May ___, 1996.



                                       /s/ Steve Neumann
                                       -----------------------------------------
                                       Steve Neumann


                                       /s/ Cheryl Kettrick
                                       -----------------------------------------
                                       Cheryl Kettrick

                                                                       EXHIBIT F

                              MANAGEMENT AGREEMENT


       THIS MANAGEMENT AGREEMENT (this "Agreement") is made effective as of May 1, 1996, regardless of its date of execution, between BACE Industries, LLC, a Colorado limited liability company ("BI"), and RentX Industries, Inc., a Delaware corporation (the "Company").

                                    RECITALS

       The Company was formed to acquire, own and operate various rental businesses previously acquired and other assets which it may acquire in the future. BI and the Company have agreed that BI's business expertise will be valuable to the Company in managing its business, and that such expertise is important to the Company's success. BI and the Company desire to set forth their understanding pursuant to which BI has agreed to provide certain management services to the Company.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

                                I.  DEFINITIONS

       For purposes of this Agreement, the following terms shall be defined as follows:

              1.1 Adjusted Income means the consolidated net income of the Company for any fiscal year, as reflected on the audited financial statements of the Company for such fiscal year, increased by (i) non-recurring or extraordinary expenses, including, without limitation, for acquisitions, mergers, financings (including, without limitation, public debt or stock offerings), casualty losses (net of insurance proceeds) and facility moves,
(ii) taxes, (iii) amortization (other than amortization relating to debt), (iv) expenses in excess of the fair market value of services actually rendered paid by the Company to selling shareholders of entities acquired by, or whose assets are acquired by, the Company in the future, (v) all payments by the Company to BI for Fixed Management Fees or expense reimbursements, (vi) in the first 12 months after the date of this Agreement only, all compensation expense for the Chief Executive Officer and Chief Financial Officer/Executive Vice President of the Company and (vii) losses on dispositions of assets outside of the ordinary course of business, and reduced by (x) non-recurring or extraordinary income (including, without limitation, such income arising from the items specified in clause (i) above) and (y) gains on dispositions of assets outside of the ordinary course of business.

              1.2 Affiliate means a person or entity which controls, is controlled by, or is under common control with another person or entity.

              1.3 Fixed Management Fee means an annual amount based on the Company's sales run rate determined per the following table (subject to annual adjustment as provided below):

                       Sales                        Fixed
                     Run Rate                   Management Fee
                   --------------               --------------
              Less than $15 million                $150,000
                    15 Million                      175,000
                    20 Million                      200,000
                    50 Million                      250,000
                    75 Million                      300,000

The Company's sales run rate means the Company's sales for the 12-month period ending with the month preceding the month for which a payment of Fixed Management Fee is being calculated. For that purpose, the Company's sales shall be deemed to include the sales of all entities acquired, or whose assets are acquired, by the Company prior to the date of acquisition (excluding any sales relating to portions of such entities or their assets which are not so acquired), even though the Company was not in existence or did not own the acquired entity when those sales occurred. If the Company opens a new start-up store, for purposes of computing the Company's sales run rate as of the end of any month during the first 12 months after the opening of the new store, the new store shall be deemed to have had sales during the 12-month period ending with that month equal to 80% of the cumulative cost of all rental equipment acquired by, transferred to or utilized by the new store as of the last day of that month, notwithstanding the level of actual sales. For purposes of computing the Company's sales run rate as of the end of the 13th through the 23rd month after the opening of the new store, the new store shall be deemed to have had sales during each of the first 12 months after opening equal to 80% of the cumulative cost of all rental equipment acquired by, transferred to or utilized by the new store as of the last day of the 12th month after opening, divided by 12, notwithstanding the actual level of sales. Sales for the 13th and each subsequent month shall be actual sales of the new store in such month. The month in which a new store is opened shall be treated as a full month after opening.

       In January 1997, the annual amounts of the Fixed Management Fee reflected in the foregoing table should be increased by a proportion equal to the proportionate increase in the Index released in January 1997 over the Index released in January 1996. In January of each succeeding year during the term of this Agreement, the annual amounts of the Fixed Management Fee established in January of the preceding year shall be increased by a proportion equal to the proportionate increase in the Index released in January of that year over the Index released in January of the preceding year. If the Index shall have decreased, the Fixed Management Fee shall not decrease.

              1.4 Variable Fee means 50% of the amount by which the Adjusted Income for any fiscal year exceeds the Minimum Hurdle for that fiscal year; provided, however, that the Variable Fee for any fiscal year shall not exceed the amount of the Fixed Management Fee paid for that fiscal year.

              1.5 Index means the Consumer Price Index - All Urban Consumers, All Items for the Denver-Boulder metropolitan area, as released from time to time.

              1.6 Minimum Hurdle for each fiscal year means 25% of the average equity capital that has been invested in the Company during that fiscal year. For example, if $5,000,000 had been invested in the Company prior to the beginning of a particular fiscal year and an additional $2,000,000 was invested half-way through that year, the average equity capital for the year would be $5,000,000 + ($2,000,000 / 2) = $6,000,000 and the Minimum Hurdle would be
$1,500,000. For that purpose, the first fiscal year of the Company shall be deemed to include the 12-month period ending with the last day of such fiscal year, even though the Company was not in existence throughout that period.

                            II.  MANAGEMENT SERVICES

       BI shall provide management level consulting services concerning business planning, acquisitions, financing and other management matters to the Company consistent with policies established by the Company's Board of Directors (the "Board"), and shall report to the Board. BI and its partners, employees and agents who provide services to the Company pursuant to this Agreement shall be independent contractors as to the Company, and not its employees. As independent contractors, neither BI nor its partners, agents or employees shall, unless otherwise expressly granted by the Company's Board of Directors, have the right or authority to execute documents in the name of the Company or to otherwise bind the Company; provided, however, that nothing contained in this Article II shall limit or diminish any rights or powers which any such partners, employees or agents may have as directors or officers of the Company.

                               III.  COMPENSATION

       3.1 Compensation. BI shall be entitled to receive from the Company on the first day of each calendar month a payment of the Fixed Management Fee equal to 1/12th of the annual amount thereof then in effect based on the Company's sales run rate for the 12-month period ending with the preceding month. Within 90 days after the end of each fiscal year, BI shall be entitled to receive the Variable Fee, if any, for that fiscal year. If the Company does not have aggregate debt financing and debt financing commitments totaling $35 million on or before May 1, 1997, the structure and amounts of BI's compensation hereunder will be renegotiated to the mutual satisfaction of the Board of Directors of the Company and BI. The Company's obligation to make payment of the Variable Fee to BI shall be suspended during any period during which there exists an Event of

Default pursuant to Section 6.1(a) or (b) of the Investment Agreement dated as of May 15, 1996 between the Company and the investors named therein, as amended from time to time (the "Investment Agreement"), or a failure by the Company, following demand given pursuant to Section 6.1 of the Investment Agreement, to redeem the preferred stock of the Company; provided, however, that the Company's obligation with respect to such compensation shall accrue during such suspension and be payable immediately upon termination of such suspension.

       3.2 Benefits and Expense Reimbursement. The Company shall reimburse BI and its members and employees who perform services for or on behalf of the Company hereunder for all reasonable out-of-pocket costs incurred by them, including out-of-pocket costs incurred prior to the date hereof. The Company shall provide health, medical, dental, disability and other similar insurance benefits for up to four members or employees of BI who are providing services for the Company hereunder on the same basis as provided to Company officers.

                                   IV.  TERM

       4.1 Term. Unless previously terminated by mutual agreement of the parties or unless terminated by the Company for cause pursuant to Section 4.2, this Agreement shall continue until the earliest to occur of the following events: (i) if Richard M. Tyler ("Tyler") and Craig J. Zoellner ("Zoellner"), or their respective Affiliates, spouses, children and trusts, do not own a number of shares of the Company's stock equal to at least one-third of the number of shares owned by BACE Investments, LLC ("Investments") as of the date hereof; (ii) the Company sells all or substantially all of its assets on a consolidated basis in any single transaction or series of related transactions for cash to a person or entity that is not an Affiliate; (iii) the Company is acquired for cash by a person or entity that is not an Affiliate of BI, including without limitation, through the purchase for cash of all or substantially all of the Company's outstanding stock or through a cash merger or consolidation; or (iv) the Company files, or there is filed against the Company, a proceeding under Chapter 11 of the Federal Bankruptcy Code.

       4.2 Termination for Cause. The Company may terminate this Agreement for cause if (i) BI or any member, employee or authorized agent of BI commits gross negligence in the performance of BI's duties hereunder, (ii) BI or any member, employee or authorized agent of BI willfully engages in any improper activity which is contrary to the best interests of the Company, (iii) BI or any member, employee or authorized agent of BI willfully violates or disregards written instructions from the Board with respect to BI's duties hereunder, (iv) BI or any member, employee or authorized agent of BI engages in any activity which has a material adverse effect upon the Company or its business, (v) if BI commits a material breach of a material provision of this Agreement, or (vi) if Tyler and Zoellner both cease to be members in, or otherwise own equity in, BI. BI shall be given 10 days' notice of any action which the Company deems to be cause for termination hereunder and BI shall be terminated only if BI fails to cure such action or offense within such 10-day period or repeats or continues the action or offense after such notice. If the action or offense was taken or committed by an employee or authorized agent of BI without BI's express authorization or actual prior knowledge, solely for the purpose of determining the Company's right to terminate this Agreement under this Section 4.2, BI shall be deemed to have cured the action or offense if it replaces the employee or agent within the 10-day period.

                               V.  NONCOMPETITION

       BI expressly covenants and agrees that, during the term of this Agreement and for one year thereafter, neither BI nor any member of BI will, directly or indirectly, as an officer, agent, principal, employee, consultant, or otherwise, engage in any activity which, at that time, competes to a material extent with the Company. Nothing herein will preclude BI or any member from acquiring or holding securities representing less than 5% of the outstanding securities of any class of equity security registered under the Securities Exchange Act of 1934, as amended, or from engaging in any Non-RentX Activities (as defined in the Stockholders Agreement dated as of May 15, 1996, as amended from time to time, among the Company and the other parties named therein) unless the consent of Investments, Tyler, Zoellner or at least one director designated by Investments pursuant to such Stockholders Agreement, so long as Investments is permitted to make such designation, has been given in connection with the determination by the Company to engage in such activities.

                    VI.  CONFIDENTIALITY AND NON-DISCLOSURE

       BI acknowledges that information, observations and data obtained by BI and its partners and other personnel during the term of this Agreement concerning the business or affairs of the Company (the "Confidential Information") are the property of the Company. BI will not disclose to any person or use for its own account any Confidential Information without the written consent of the Board. Nothing herein shall prevent the disclosure of Confidential Information (i) which becomes generally known to and available for use by the public other than as a result of a disclosure by BI, (ii) with respect to which BI's duty of confidentiality is waived by the Company, (iii) if required by applicable law, regulation or order of any governmental agency or court of competent jurisdiction, (iv) which was known to the public when received by BI or (v) which is lawfully obtained by BI from other sources. BI agrees that upon termination of this Agreement, it will deliver to the Company all memoranda, notes, plans, records, reports and other documents containing Confidential Information, and all copies thereof, that BI may then possess or have under its control. The obligations set forth in this Article VI shall continue for a period of two years following the termination of this Agreement.

                            VII.  GENERAL PROVISIONS

       7.1 Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. BI may not assign any of its rights or obligations hereunder, except to an Affiliate.

       7.2 Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, upon confirmation of receipt if given by telecopier, or three days after being deposited in the United States mail, certified mail, return receipt requested, postage prepaid, as follows:

              To the Company:

              RentX Industries, Inc.
              1522 Blake Street
              Denver, Colorado 80202
              Attn: Gary Kulesza
              Telecopier: (303) 620-9016

              To BI:

              BACE Industries, LLC
              1522 Blake Street
              Denver, CO  80202
              Attn:  Richard M. Tyler
              Telecopier: (303) 620-9016

or to such other address as either party shall have specified by notice in writing to the other party.

       7.3 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

       7.4 Complete Agreement. This Agreement embodies the complete Agreement and understanding between the parties and supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which relate to the subject matter hereof.

       7.5 CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

       7.6 Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of the provisions of this Agreement and to exercise all other rights in its favor at law or in equity. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of Articles V and VI of this Agreement and that any party may in its sole discretion apply for specific performance and injunctive relief in order to enforce or prevent any violations of the provisions of Article V or VI.

       7.7 Amendments and Waivers. This Agreement may be amended only pursuant to a duly authorized written agreement signed by all of the parties hereto. No waiver of rights hereunder shall be effective unless such waiver is set forth in writing signed by the party whose rights are being waived.

       7.8 Arbitration. Any disputes arising under this Agreement, including, without limitation, those involving claims for specific performance or injunctive relief, shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Denver, Colorado, before a single arbitrator selected by BI and the Company, or, if they are unable to agree on an arbitrator, before a panel of three arbitrators, one selected by BI, one selected by the Company and the third selected by the two arbitrators. Failing the selection of any required arbitrator, the selection shall be made by the American Arbitration Association. The award of the arbitrators shall be final and binding and judgment on the award may be entered by any court of competent jurisdiction. This submission and agreement to arbitrate shall be specifically enforceable.

       7.9 Attorneys' Fees. The prevailing party or parties in any arbitration or in any action to enforce or interpret this Agreement shall be entitled to all reasonable out-of-pocket costs and expenses, including fees of the arbitrators and reasonable attorneys' fees, incurred in connection therewith.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                            RENTX INDUSTRIES, INC.


                            By: /s/ Craig J. Zoellner
                                ------------------------------------------------
                                Its Vice President
                                   ---------------------------------------------
                                Date:     May 15                       , 1996
                                        -------------------------------


                            BACE INDUSTRIES, LLC


                            By: /s/ Craig J. Zoellner
                                ------------------------------------------------
                                Craig J. Zoellner, Member
                                Date:  May 15                          , 1996
                                      ---------------------------------

                            By: /s/ Richard M. Tyler
                                ------------------------------------------------
                                Richard M. Tyler, Member
                                Date:  May 15                          , 1996
                                     ----------------------------------

                           [SCHEDULES NOT PROVIDED]

                                AMENDMENT NO. 1
                                       TO
                              INVESTMENT AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


                 This Amendment No. 1 to the Investment Agreement (this "Amendment"), dated as of August 2, 1996, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace") and Trustees of Grinnell College ("Grinnell").

                 WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Investment Agreement, dated as of May 15, 1996 (the "Investment Agreement");

                 WHEREAS, Grinnell, in addition to certain other persons, became a party to the Investment Agreement on May 29, 1996;

                 WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Investment Agreement; and

                 WHEREAS, the Investment Agreement may be amended by the consent of the parties hereto;

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

                 1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Investment Agreement.

                 2.       AMENDMENT TO SECTION 4.3.

                 Section 4.3 of the Investment Agreement is hereby amended to read in its entirety as follows:

                 "Section 4.3. Inspection Rights. With respect to any person who holds 10% or more of the Preferred Shares (treating for this purpose (i) any Common Shares into which Preferred Shares have been converted as if they have not been converted and
                 (ii) any commitments to purchase Preferred Shares at the Additional Closings as outstanding Preferred Shares) (any such holder being referred to as a "Substantial Purchaser"), the Corporation will permit an authorized representative designated by such person to visit and inspect the properties of the Corporation or any of its subsidiaries, including its and their books (and to make extracts therefrom) and to discuss its and their affairs, finances and accounts with its and their officers, personnel and auditors, all at such reasonable times and as often as such person may reasonably request, all upon reasonable notice to the Chairman of the Board of Directors of the Corporation."

                 3.       AMENDMENT TO SECTION 5.7.

                 Section 5.7 of the Investment Agreement is hereby amended to read in its entirety as follows:

                 "Section 5.7. Directors' and Observers' Expenses. (a) The Corporation shall reimburse each of its directors for the reasonable out-of-pocket expenses incurred by such director in attending meetings of the Board of Directors or any committee thereof and for otherwise fulfilling his or her fiduciary obligations as a director of the Corporation.

                 (b) The Corporation shall reimburse each of the other persons (up to two such persons) selected by the Majority Holders pursuant to Section 5.14 to attend meetings of the Board of Directors of the Corporation and any subsidiary thereof, and any committee of any of the foregoing, for the reasonable out-of-pocket expenses incurred by such person in attending any such meetings."

                 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                 5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                                        RENTX INDUSTRIES, INC.


                                        By: /s/ RICHARD M. TYLER
                                            -----------------------------------
                                            Name:  Richard M. Tyler
                                                  -----------------------------
                                            Title:  President
                                                   ----------------------------


                                        BACE INVESTMENTS, LLC


                                        By: /s/ CRAIG J. ZOELLNER
                                            -----------------------------------
                                            Name:  Craig J. Zoellner
                                                  -----------------------------
                                            Title:  Member
                                                   ----------------------------


                                        MESIROW CAPITAL PARTNERS VI


                                        By:  Mesirow Financial Services, Inc.,
                                              General Partner


                                        By: /s/ THOMAS E. GALUHN
                                            -----------------------------------
                                            Thomas E. Galuhn
                                            Vice President



                                        THE EDGEWATER PRIVATE
                                        EQUITY FUND II, L.P.


                                        By:  Gordon Management, Inc.
                                              General Partner


                                        By: /s/ JAMES A GORDON
                                            -----------------------------------
                                            James A. Gordon
                                            President



                     (Signature page to Amendment No. 1 to
                             Investment Agreement)

                                        TRUSTEES OF GRINNELL COLLEGE


                                        By:/s/ DAVID S. CLAY
                                           ------------------------------------
                                           David S. Clay
                                           Vice President for Business
                                            and Treasurer





                     (Signature page to Amendment No. 1 to
                             Investment Agreement)

                                AMENDMENT NO. 2
                                       TO
                              INVESTMENT AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


                 This Amendment No. 2 to Investment Agreement (this "Amendment"), dated as of December 19, 1996, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

                 WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Investment Agreement, dated as of May 15, 1996 (the "Investment Agreement");

                 WHEREAS, Grinnell, in addition to certain other persons, became a party to the Investment Agreement on May 29, 1996;

                 WHEREAS, Inroads became a party to the Investment Agreement on August 2, 1996;

                 WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Investment Agreement; and

                 WHEREAS, the Investment Agreement may be amended by the consent of the parties hereto;

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

                 1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Investment Agreement.

                 2.       AMENDMENT TO SECTION 1.1.

                 Section 1.1 of the Investment Agreement is hereby amended to read in its entirety as follows:

         "Section 1.1. Sales of Preferred Shares. Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties of the Corporation set forth herein or in certificates delivered pursuant hereto, the Corporation agrees to issue, sell and deliver to each Purchaser, free and clear of any liens, claims, charges and encumbrances whatsoever, except as set forth in the Registration Rights Agreement and the Stockholders Agreement (in each case as defined below), the provisions of this Section 1.1 and any pledge required under the Loan Documents (as defined below), and each Purchaser agrees, severally and not jointly, to purchase from the Corporation (i) at the First Closing (as defined below), for $1,000 per share, the respective numbers of Preferred Shares so specified on
         Schedule II, (ii) at the Second Closing (as defined below), for $1,000 per share, the respective numbers of Preferred Shares so specified on
         Schedule II and (iii) at each Additional Closing (as defined below) for $1,000 per share, the respective numbers of Preferred Shares in accordance with Schedule II (it being understood that Mesirow and Edgewater expect that some other person or persons they determine will purchase all or a portion of the Preferred Shares to be purchased at the Second Closing and a portion of the Preferred Shares to be purchased at any Additional Closing and that each such person shall, upon such determination by Mesirow and Edgewater and the execution by such person of counterparts of this Agreement, the Registration Rights Agreement and the Stockholders Agreement shall become a Purchaser hereunder and Schedule II will be appropriately modified to reflect such new Purchaser and the changes in the numbers of Preferred Shares being purchased by the affected Purchasers); provided that the purchases by Mesirow and Edgewater, taken together, shall account for more than 50% of the Preferred Shares purchased pursuant to this Agreement; provided further that the purchase of Preferred Stock by any person (other than Mesirow, Edgewater, Grinnell or Inroads) shall require the prior written approval of the Majority Holders. Bace agrees that, not later than the First Closing, it will purchase the Bace Shares. Mesirow, Edgewater, Grinnell and Inroads agree, severally and not jointly, to purchase from the Corporation, in the aggregate, 15,000 Preferred Shares in accordance with Schedule II."

                 3.       AMENDMENT TO SECTION 2.4.

                 The first sentence of Section 2.4 of the Investment Agreement is hereby amended to read as follows:

         "The authorized capital stock of the Corporation consists of 253,150 shares of Class A Common Stock, 12,350 shares of nonvoting Class B Common Stock, $.01 par value ("Class B Common Stock") and 16,250 shares of Preferred Stock and 200 shares of Series B Preferred."

                 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                 5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.



                                        RENTX INDUSTRIES, INC.


                                        By: /s/ RICHARD M. TYLER
                                           ------------------------------------
                                           Name: Richard M. Tyler
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------



                                        BACE INVESTMENTS, LLC


                                        By:/s/ RICHARD M. TYLER
                                           ------------------------------------
                                           Name: Richard M. Tyler
                                                -------------------------------
                                           Title: Managing Member
                                                 ------------------------------

                                        MESIROW CAPITAL PARTNERS VI


                                        By:  Mesirow Financial Services, Inc.,
                                              General Partner


                                             By:/s/ THOMAS E. GALUHN
                                                -------------------------------
                                                Thomas E. Galuhn
                                                Vice President



                                        THE EDGEWATER PRIVATE
                                        EQUITY FUND II, L.P.


                                        By:  Gordon Management, Inc.  General
                                              Partner


                                             By:/s/ JAMES A. GORDON
                                                -------------------------------
                                                James A. Gordon
                                                President



                                        TRUSTEES OF GRINNELL COLLEGE


                                             By:/s/ DAVID S. CLAY
                                                -------------------------------
                                                David S. Clay
                                                Vice President for Business
                                                and Treasurer



                                        INROADS CAPITAL PARTNERS, L.P.

                                        By:  Inroads General Partner, L.P.,
                                             General Partner


                                             By:/s/ MARGARET E. FISHER
                                                -------------------------------
                                                Margaret E. Fisher
                                                General Partner



                     (Signature page to Amendment No. 2 to
                             Investment Agreement)

                                AMENDMENT NO. 3
                                       TO
                              INVESTMENT AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


                 This Amendment No. 3 to Investment Agreement (this "Amendment"), effective as of March 11, 1997, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

                 WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Investment Agreement, dated as of May 15, 1996 (the "Investment Agreement");

                 WHEREAS, Grinnell, in addition to certain other persons, became a party to the Investment Agreement on May 29, 1996;

                 WHEREAS, Inroads became a party to the Investment Agreement on August 2, 1996;

                 WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Investment Agreement; and

                 WHEREAS, the Investment Agreement may be amended by the consent of the parties hereto;

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

                 1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Investment Agreement.

                 2.       AMENDMENT TO SECTION 1.1.

                 Section 1.1 of the Investment Agreement is hereby amended to read in its entirety as follows:

         "Section 1.1. Sales of Preferred Shares. Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties of the Corporation set forth herein or in certificates delivered pursuant hereto, the Corporation agrees to issue, sell and deliver to each Purchaser, free and clear of any liens, claims, charges and encumbrances whatsoever, except as set forth in the Registration Rights Agreement and the Stockholders Agreement (in each case as defined below), the provisions of this Section 1.1 and any pledge required under the Loan Documents (as defined below), and each Purchaser agrees, severally and not jointly, to purchase from the Corporation (i) at the First Closing (as defined below), for $1,000 per share, the respective numbers of Preferred Shares so specified on
         Schedule II, (ii) at the Second Closing (as defined below), for $1,000 per share, the respective numbers of Preferred Shares so specified on
         Schedule II and (iii) at each Additional Closing (as defined below) for $1,000 per share, the respective numbers of Preferred Shares in accordance with Schedule II (it being understood that Mesirow and Edgewater expect that some other person or persons they determine will purchase all or a portion of the Preferred Shares to be purchased at the Second Closing and a portion of the Preferred Shares to be purchased at any Additional Closing and that each such person shall, upon such determination by Mesirow and Edgewater and the execution by such person of counterparts of this Agreement, the Registration Rights Agreement and the Stockholders Agreement shall become a Purchaser hereunder and Schedule II will be appropriately modified to reflect such new Purchaser and the changes in the numbers of Preferred Shares being purchased by the affected Purchasers); provided that the purchases by Mesirow, Edgewater and Grinnell, taken together, shall account for more than 50% of the Preferred Shares purchased pursuant to this Agreement; provided further that the purchase of Preferred Stock by any person (other than Mesirow, Edgewater, Grinnell or Inroads) shall require the prior written approval of the Majority Holders. Bace agrees that, not later than the First Closing, it will purchase the Bace Shares. Mesirow, Edgewater, Grinnell and Inroads agree, severally and not jointly, to purchase from the Corporation, in the aggregate, 15,000 Preferred Shares in accordance with Schedule II."

                 3.       AMENDMENT TO SECTION 2.4.

                 Section 2.4 of the Investment Agreement is hereby amended to read in its entirety as follows:

         "Section 2.4. Authorized Capital Stock. The authorized capital stock of the Corporation consists of 5,061,538 shares of Class A Common Stock, 192,308 shares of nonvoting Class B Common Stock, $.01 par value ("Class B Common Stock") and 16,250 shares of Preferred Stock and 200 shares of Series B Preferred. At the time of the First Closing, 5,020 shares of Preferred Stock, 200 shares of Series B Preferred, 10 shares of Class A Common Stock and no shares of Class B Common Stock of the Corporation will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Corporation, and the number of shares of capital stock and the number of such subscriptions, warrants, options (expressed in terms of numbers of shares subject thereto or as a percentage of shares to be outstanding on a fully diluted basis giving effect to the conversion of all Preferred Stock and the Bace Shares), convertible securities, and other such rights held by each, are as set forth in the attached Schedule II, except that the foregoing information with respect to the Series B preferred may be disclosed in the aggregate in Schedule II (provided that, upon the request of the majority holders, the corporation shall provide the majority holders detailed information regarding the Series B preferred on a Series B preferred per holder basis). The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Corporation are as set forth in the Charter, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached
         Schedule II, (i) no person owns of record or is known to the Corporation to own beneficially any share of capital stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Corporation is authorized or outstanding and (iii) there is no commitment by the Corporation to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset, except that the foregoing information with respect to the Series B preferred may be disclosed in the aggregate in

         Schedule II (provided that, upon the request of the majority holders, the Corporation shall provide the majority holders detailed information regarding the Series B preferred on a Series B preferred per holder basis). Except as provided for in the Charter or as set forth in the attached Schedule II, the Corporation has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Corporation or any of its subsidiaries (whether or not any of them is a party thereto), except for this Agreement, the Stockholders Agreement, the pledge agreements in favor of Harris Trust and Savings Bank ("HTSB"), as agent for itself and the other lenders, to secure the Loans required under the Loan Documents, and as set forth on Schedule II with respect to certain shares of the Series B preferred. All of the outstanding securities of the Corporation have been issued in compliance with all applicable Federal and state securities laws."

                 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                 5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                                        RENTX INDUSTRIES, INC.


                                        By: /s/ RICHARD M. TYLER
                                            -----------------------------------
                                            Name:  Richard M. Tyler
                                                  -----------------------------
                                            Title:  Vice President
                                                   ----------------------------


                                        BACE INVESTMENTS, LLC


                                        By: /s/ RICHARD M. TYLER
                                            -----------------------------------
                                            Name: Richard M. Tyler
                                                  -----------------------------
                                            Title:  Vice President
                                                   ----------------------------


                                        MESIROW CAPITAL PARTNERS VI


                                        By:  Mesirow Financial Services, Inc.,
                                              General Partner


                                        By: /s/ THOMAS E. GALUHN
                                            -----------------------------------
                                            Thomas E. Galuhn
                                            Vice President



                                        THE EDGEWATER PRIVATE
                                        EQUITY FUND II, L.P.


                                        By:  Gordon Management, Inc.
                                              General Partner


                                        By: /s/ JAMES A GORDON
                                            -----------------------------------
                                            James A. Gordon
                                            President


                                        TRUSTEES OF GRINNELL COLLEGE


                                        By:/s/ DAVID S. CLAY
                                           ------------------------------------
                                           David S. Clay
                                           Vice President for Business
                                            and Treasurer


                                        INROADS CAPITAL PARTNERS, L.P.


                                        By: Inroads General Partners,
                                            L.P., General Partner

                                            By: /s/ MARGARET E. FISHER
                                               --------------------------------
                                               Margaret E. Fisher
                                               General Partner



         (Signature page to Amendment No. 1 to Investment Agreement)

                                 SCHEDULE II TO
                              INVESTMENT AGREEMENT


                       HOLDER OF CLASS A COMMON STOCK
                              AT FIRST CLOSING

BACE                                        1,000 shares of Class A Common Stock


       PURCHASERS OF PREFERRED SHARES AND BACE SHARES AT FIRST CLOSING

PURCHASER                                          SHARES BEING PURCHASED
---------                                          ----------------------

BACE                                               200 BACE Shares

Mesirow                                            2,510 Preferred Shares

Edgewater                                          2,510 Preferred Shares


              PURCHASERS OF PREFERRED SHARES AT SECOND CLOSING

PURCHASER                                          SHARES BEING PURCHASED
---------                                          ----------------------

Trustees of Grinnell College ("Grinnell")          1,277 Preferred Shares

George A. Evans                                    300 Preferred Shares

Larry W. Davidson                                  200 Preferred Shares

Gary J. Kulesza                                    60 Preferred Shares

Charles D. Greenidge                               50 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT THIRD CLOSING

PURCHASER                                          SHARES BEING PURCHASED
---------                                          ----------------------

Grinnell                                           340 Preferred Shares

Inroads Capital Partners, L.P. ("Inroads")         1,000 Preferred Shares

              PURCHASERS OF PREFERRED SHARES AT FOURTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Grinnell                                           675 Preferred Shares

Inroads                                            465 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT FIFTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Inroads                                            206 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT SIXTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Grinnell                                           271 Preferred Shares


              PURCHASERS OF PREFERRED SHARES AT SEVENTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            43 Preferred Shares

Edgewater                                          43 Preferred Shares


              PURCHASERS OF PREFERRED SHARES AT EIGHTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            451 Preferred Shares

Edgewater                                          451 Preferred Shares

Grinnell                                           358 Preferred Shares

Inroads                                            332 Preferred Shares

Arnold A. Bernstein                                250 Preferred Shares

               PURCHASERS OF PREFERRED SHARES AT NINTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            355 Preferred Shares

Edgewater                                          355 Preferred Shares

Grinnell                                           439 Preferred Shares

Inroads                                            315 Preferred Shares

Lawrence R. Redwine                                200 Preferred Shares

John H. Hays                                       170 Preferred Shares


           PREFERRED SHARES TO BE PURCHASED AT ADDITIONAL CLOSINGS

PURCHASER(1)                                       SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            706 Preferred Shares

Edgewater                                          706 Preferred Shares

Grinnell                                           705 Preferred Shares

Inroads                                            487 Preferred Shares

See Section 2.4 of Disclosure Schedule, as supplemented, for description of possible purchases of Preferred Shares.

See Exhibit A hereto for a list of outstanding options granted to employees of the Corporation to purchase its Class B Common Stock. All of the options have an exercise price of $1.00 per share, except (i) Mr. Bernstein has the option to acquire 38,462 shares at an exercise price of $0.15 per share and 64,984 shares at an exercise price of $8.00 per share and (ii) Mr. Kulesza has the option to acquire 19,231 shares at an exercise price of $0.10 per share and 32,532 shares at an exercise price of $8.00 per share.




------------------------------

     (1)The number of Preferred Shares to be purchased by Mesirow, Edgewater, Grinnell and Inroads at each Additional Closing shall be determined by agreement between the Corporation and the Majority Holders. As contemplated by
Section 1.1 of the Investment Agreement, Purchasers (other than Mesirow, Edgewater, Grinnell and Inroads) designated by Mesirow and Edgewater may purchase all or a portion of such Preferred Shares being purchased at any Additional Closings subject to the provision contained in such Section 1.1.

                                   Exhibit A

                       OUTSTANDING EMPLOYEE STOCK OPTIONS


                                                                No. of Shares
                                                                 of Class B
                                                                Common Stock
    Employee                       Title                     Subject to Options
    --------                       -----                     ------------------
Arnold A. Bernstein      President                                  103,446
Gary J. Kulesza          Executive Vice President                    51,763
Charles E. Baker         Assistant Director of Development            4,808
Larry W. Davidson        Director of Operations                       2,000
George A. Evans          Director of Development                      2,000
Mary Ann Milton          Director of Human Resources                  2,000
Ronald R. Chiovetti      Assistant Director of Operations             1,250
Nola M. Greenwald        Accounting Manager                           1,250
Hubert G. Brown          National Sales Manager                       1,250
Lance A. White           Purchasing/Merchandising Manager             1,250
James Waite              Associate Counsel                            1,000
Jeffrey K. Henderson     Safety and Training Manager                  1,000
Douglas L. Sharpe        Area Manager (Denver)                        1,000
Fredric J. Opp           Area Manager (Mountains)                     1,000
Lawrence Redwine         Area Manager (Oklahoma)                      1,000
Don Bedford              Area Manager (Spokane)                       1,000
John H. Hays             Area Manager (Development/Arkans             1,000
Patricia A. Pipkin       Area Manager (Arkansas)                      1,000
Clint A. Gregory         Senior Store Manager                           300
                         (El Dorado, Arkansas)
Tom L. Overton           Senior Store Manager                           300
                         (Hot Springs, Arkansas)
Terry J. Hornick         Senior Store Manager                           300
                         (#201 Spokane)
Allan W. Miller          Manager #101 Denver                            150
Everett M. Schneider     Manager #102 Denver                            150
Mark D. Holt             Manager #103 Denver                            150
Dan E. Parker            Manager #104 Denver                            150
Robert L. Nibbe          Manager #106 Denver                            150
Glenn A. Davidson        Manager #105 Denver                            150
Steven J. Nelson         Manager #107 Denver                            150
Robert L. Patterson      Manager #108 Denver                            150
Michael J. Pfeifer       Manager #109 Denver                            150
Edward Crilly            Manager #302 Mountains                         150
Rance M. Ketterling      Manager #303 Mountains                         150

                                                                No. of Shares
                                                                  of Class B
                                                                 Common Stock
    Employee                       Title                       Subject to Options
    --------                       -----                       ------------------
                                                                     C>
Donna M. Carter          Manager #304 Mountains                      150
William Tabor            Manager #305 Mountains                      150
Thomas R. Grote          Manager #202 Spokane                        150
Ruth P. Neumann          Manager #203 Spokane                        150
Darline Muggli           Manager #204 Spokane                        150
Dave R. Kistler          Project Manager -
                          Computer Spokane                           150
Michelle Pizello         Manager #205 Spokane
                          Special Event (Party)                      150
Tim Campbell             Manager #206 Spokane                        150
Tod Campbell             Manager #207 Spokane                        150
John P. Redwine          Manager #401 Oklahoma                       150
Brett E. Dawkins         Manager #402 Oklahoma                       150
Kevin Bogdan             Manager #403 Oklahoma                       150
Frank L. Burroughs III   Manager - Camden, Arkansas                  150
Rodger S. Bays           Manager - Magnolia, Arkansas                150
Christopher M. Adams     Manager - Arkadelphia                       150
Janine C. Leupold        Area Accountant                             150
Marian Schneller         Area Accountant                             150
Maureen C. Davidson      Accounts Receivable Supervisor              150
Rich R. Rainey           Assistant Manager #101 - Denver              75
Robert A. Howell         Assistant Manager #102 - Denver              75
David C. Takacs          Assistant Manager #103 - Denver              75
Charles W. Milhimes      Assistant Manager #104 - Denver              75
Sheila D. Nibbe          Assistant Manager #105 - Denver              75
Steven J. Shoreland      Assistant Manager #106 - Denver              75
Brian H. Treat           Assistant Manager #107 - Denver              75
Robert C. Doran          Assistant Manager #109 - Denver              75
Lonny R. Glatt           Assistant Manager #201 - Spokane             75
Roxine Campbell          Assistant Manager #302 - Mountains           75
Michael Siegfried        Assistant Manager #204 - Spokane             75
Kim A. Godfrey           Assistant Manager #202 - Spokane             75
Kenneth Geren            Assistant Manager #203 - Spokane             75
Shane E. Wade            Assistant Manager #305 - Mountains           75
Danny J. Williams        Assistant Manager - Eldorado, Arkansas       75
Larry W. Talley          Assistant Manager - Camden, Arkansas         75
Donna L. Gilzow          Assistant Manager - Hot Springs, Arkansas    75
Jerry R. Poulsen         Sales/Field - Denver                         75
Dean Pfeifer             Sales/Field - Denver                         75
Christopher T. Sideroff  Area Sales Supervisor - Arkansas            300
Donna J. Hamby           Office Manager - El Dorado, Arkansas         75
Steve Franetovich        Salesman - Oklahoma                          75


                                                                No. of Shares
                                                                 of Class B
                                                                Common Stock
    Employee                    Title                        Subject to Options
    --------                    -----                        ------------------
Charles Lance Ikover     Manager #404 Oklahoma                       150
Douglas V. Richardson    Manager - Denver                            150
Richard C. Fellet        Assistant Manager - Denver                   75
Lachele A. Campbell      Assistant Manager - Spokane
                         Special Event (Party)                        75
                                                                 -------
                                                Total            186,592

                                AMENDMENT NO. 4
                                       TO
                              INVESTMENT AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


         This Amendment No. 4 to Investment Agreement (this "Amendment"), effective as of May 19, 1997, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

         WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Investment Agreement, dated as of May 15, 1996 (the "Investment Agreement");

         WHEREAS, Grinnell, in addition to certain other persons, became a party to the Investment Agreement on May 29, 1996;

         WHEREAS, Inroads became a party to the Investment Agreement on August 2, 1996;

         WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Investment Agreement; and

         WHEREAS, the Investment Agreement may be amended by the consent of the parties hereto;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereby agree as follows:

         1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Investment Agreement.

         2.      AMENDMENTS TO SECTION 2.4.

         The first sentence of Section 2.4 of the Investment Agreement is hereby amended to read in its entirety as follows:

      "Section 2.4. Authorized Capital Stock. The authorized capital stock of the Corporation consists of 5,260,538 shares of Class A Common Stock, 242,308 shares of nonvoting Class B Common Stock $.01 par value ("Class B Common Stock"), 17,245 shares of Preferred Stock and 200 shares of Series B Preferred.

         3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

         4. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

                                       RENTX INDUSTRIES, INC.

                                       By:  /s/ Richard M. Tyler
                                          -------------------------------------
                                          Richard M. Tyler Vice President

                                       BACE INVESTMENTS, LLC

                                       By: /s/ Richard M. Tyler
                                          -------------------------------------
                                          Richard M. Tyler Vice President

                                       MESIROW CAPITAL PARTNERS VI

                                       By: Mesirow Financial Services, Inc.
                                           General Partner

                                           By: /s/ Thomas E. Galuhn
                                              ------------------------------
                                              Thomas E. Galuhn
                                              Vice President

                                        THE EDGEWATER PRIVATE
                                        EQUITY FUND II, L.P.

                                        By: Gordon Management Inc.,
                                            General Partner

                                            By:  /s/ James A. Gordon
                                               --------------------------------
                                               James A. Gordon
                                               President

                                        TRUSTEES OF GRINNELL COLLEGE

                                        By: /s/ James A. Gordon
                                           ------------------------------------
                                           James A. Gordon
                                           Authorized Officer or Agent

                                        INROADS CAPITAL PARTNER, L.P.

                                        By: Inroads General Partners, L.P.
                                            General Partner

                                            By:
                                               ---------------------------------
                                                    Margaret E. Fisher
                                                    General Partner

         (Signature page to Amendment No. 4 to Investment Agreement)

                                AMENDMENT NO. 5
                                       TO
                              INVESTMENT AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


                 This Amendment No. 5 to Investment Agreement (this "Amendment"), effective as of June 26, 1997, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

                 WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Investment Agreement, dated as of May 15, 1996 (as amended, the "Investment Agreement");

                 WHEREAS, Grinnell, in addition to certain other persons, became a party to the Investment Agreement on May 29, 1996;

                 WHEREAS, Inroads became a party to the Investment Agreement on August 2, 1996;

                 WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Investment Agreement; and

                 WHEREAS, the Investment Agreement may be amended by the consent of the parties hereto;

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

                 1. DEFINITIONS. Unless stated otherwise herein, capitalized terms used in this Amendment shall have the meanings specified in the Investment Agreement.

                 2. AMENDMENT TO RECITALS. The fourth "Whereas" clause of the recitals to the Investment Agreement shall be amended and restated in its entirety to read as follows:

                          "WHEREAS, in order to finance a portion of the
                 purchase price pursuant to the Acquisition Agreements and to fund the future growth of the Corporation, the Corporation desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Corporation, up to 17,245 shares of the authorized but unissued shares of Series A Preferred Stock, $1.00 par value, of the Corporation (the "Series A Preferred") and 3,000 shares of Series C Preferred Stock, $1.00 par value (the "Series C Preferred," the Series A Preferred and Series C Preferred being collectively referred to as the "Preferred Stock," and the shares of Preferred Stock being purchased by the Purchasers being referred to as the "Preferred Shares") which are convertible into shares of Class A Common Stock, par value $.01 per share, of the Corporation (the "Class A Common Stock"), with the Preferred Shares and the shares of Class A Common Stock into which the Preferred Shares are convertible (the "Underlying Common Shares," the Preferred Shares and the Underlying Common Shares being collectively referred to as the "Shares") and the Bace Shares and the shares of Class A Common Stock into which the Bace Shares are convertible (the "Underlying Bace Shares," the Bace Shares and the Underlying Bace Shares being collectively referred to as the "Bace Securities") to have the respective rights specified in the Corporation's Certificate of Incorporation, as amended to the date hereof (the "Charter"), a copy of which is attached as Exhibit A hereto, all on the terms and subject to the conditions set forth in this Agreement;"

                 3. AMENDMENT TO SECTION 1.1. Section 1.1 shall be amended by adding the sentence set forth below at the end of such section.

                 "The 3,000 shares of Series C Preferred shall be purchased by the Purchasers so specified in Schedule II in the respective amounts so specified at a single Additional Closing (the "Series C Closing"), which may also be an Additional Closing at which Series A Preferred is purchased."

                 4. AMENDMENT TO SECTION 2.4. Section 2.4 of the Investment Agreement is hereby amended to read in its entirety as follows:

                 "Section 2.4. Authorized Capital Stock. The authorized capital stock of the Corporation consists of 5,964,326 shares of Class A Common Stock, 242,308 shares of nonvoting Class B Common Stock, $.01 par value ("Class B Common Stock"), and 20,395 shares of Preferred Stock (consisting of 17,195 shares of Series A Preferred and 3,000 shares of Series C Preferred) and 200 shares of Series B Preferred. At the time of the First Closing, 5,020 shares of Series A Preferred, 200 shares of Series B Preferred, 10 shares of Class A Common Stock and no shares of Class B Common Stock of the Corporation will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Corporation, and the number of shares of capital stock and the number of such subscriptions, warrants, options (expressed in terms of numbers of shares subject thereto or as a percentage of shares to be outstanding on a fully diluted basis giving effect to the conversion of all Preferred Stock and the Bace Shares), convertible securities, and other such rights held by each, in each case as of June __, 1997 are as set forth in the attached Schedule II, except that the foregoing information with respect to the Series B Preferred may be disclosed in the aggregate in Schedule II (provided that, upon the request of the Majority Holders, the Corporation shall provide the Majority Holders detailed information regarding the Series B Preferred on a Series B Preferred per holder basis). The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Corporation are as set forth in the Charter, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached Schedule II, (i) no person owns of record or is known to the Corporation to own beneficially any share of capital stock,
                 (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Corporation is authorized or outstanding and (iii) there is no commitment by the

                 Corporation to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset, except that the foregoing information with respect to the Series B Preferred may be disclosed in the aggregate in Schedule II (provided that, upon the request of the Majority Holders, the Corporation shall provide the Majority Holders detailed information regarding the Series B Preferred on a Series B Preferred per holder basis). Except as provided for in the Charter or as set forth in the attached
                 Schedule II, the Corporation has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Corporation or any of its subsidiaries (whether or not any of them is a party thereto), except for this Agreement, the Stockholders Agreement, the pledge agreements in favor of Harris Trust and Savings Bank ("HTSB"), as agent for itself and the other lenders, to secure the Loans required under the Loan Documents, and as set forth on
                 Schedule II with respect to certain shares of the Series B Preferred. All of the outstanding securities of the Corporation have been issued in compliance with all applicable Federal and state securities laws."

                 5. AMENDMENTS TO CERTAIN EXHIBITS AND SCHEDULES TO THE INVESTMENT AGREEMENT. Exhibits A, B and C to the Investment Agreement shall be amended as provided in the amendments set forth in Appendix A, B and C, respectively, hereto, and each of the terms "Charter," "Registration Rights Agreement" and "Stockholders Agreement" in the Investment Agreement shall mean such respective document as so amended. The Disclosure Schedule to the Investment Agreement, insofar as it relates to an Additional Closing which is the Series C Closing, shall be amended as set forth in the Supplement to
Schedule I delivered by the Corporation in connection with such Additional Closing.

                 6.       AMENDMENT TO SECTION 6.1.  Subsections (a) and (b) of
Section 6.1 of the Investment Agreement are hereby amended and restated in their entirety to read as follows:

                          "(a) the Corporation fails to redeem any of the
                 Preferred Shares or the Bace Shares on the date specified in or pursuant to the terms of the Preferred Stock or the Series B Preferred;

                          (b) (i) the Board of Directors of the Corporation
                 fails for a period of two consecutive quarters, commencing with the first quarter in which the Corporation is permitted by the Loan Documents to pay dividends, after the first anniversary hereof to declare any dividends on any of the Preferred Shares at the rate stated in the terms of the Preferred Stock ("Stated Dividends") or (ii) the Corporation fails to pay the Stated Dividends in full for two consecutive quarters, commencing with the first quarter in which the Corporation is permitted by the Loan Documents to pay dividends:"

                 7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                 8. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                 IN WITNESS WHEREOF, this Amendment No. 5 to Investment Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.




                                           RENTX INDUSTRIES, INC.


                                           By:/s/ ARNOLD A. BERNSTEIN
                                              ---------------------------------
                                              Name: Arnold A. Berstein
                                              Title: President - CEO


                                           BACE INVESTMENTS, LLC


                                           By:/s/ RICHARD M. TYLER
                                              ---------------------------------
                                              Richard M. Tyler
                                              Member


                                           MESIROW CAPITAL PARTNERS VI


                                           By: Mesirow Financial Services, Inc.,
                                               General Partner


                                               By:/s/ THOMAS E. GALUHN
                                                  -----------------------------
                                                  Thomas E. Galuhn
                                                  Vice President


                                           THE EDGEWATER PRIVATE EQUITY
                                            FUND II, L.P.


                                           By: Gordon Management, Inc.,
                                               General Partner


                                               By:/s/ JAMES A. GORDON
                                                  -----------------------------
                                                  James A. Gordon
                                                  President

                                           TRUSTEES OF GRINNELL COLLEGE


                                           By:/s/ JAMES A. GORDON
                                              ---------------------------------
                                              James A. Gordon
                                              Authorized Agent


                                           INROADS CAPITAL PARTNERS, L.P.


                                           By: Inroads General Partners, L.P.
                                               General Partner


                                               By:/s/ MARGARET G. FISHER
                                                  -----------------------------
                                                  Margaret G. Fisher
                                                  General Partner





                     (Signature Page to Amendment No. 5 to
                             Investment Agreement)

                            CERTIFICATE OF AMENDMENT          APPENDIX A
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             RENTX INDUSTRIES, INC.

        RentX Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

        FIRST: That the Board of Directors of RentX Industries, Inc., by unanimous written consent of the directors effective June __, 1997, adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of said corporation. The resolutions setting forth the proposed amendments are as follows:

        RESOLVED, that a proposed amendment to the Certificate of Incorporation of the Corporation, amending and restating Article IV thereof to read in its entirety as follows, is recommended to the stockholders for approval as being in the best interests of the Corporation:

                                   ARTICLE 4
                                 CAPITALIZATION

                4.1 Authorized Shares; Reclassification. The total number of shares that the Corporation shall have authority to issue is 6,227,029 shares, comprised of (i) 6,206,634 shares of Common Stock, each with a par value of $.01, of which 5,964,326 shares shall be voting Class A Common Stock and 242,308 shares shall be nonvoting Class B Common Stock (the Class A Common Stock and the Class B Common Stock being collectively referred to herein as the "Common Stock"), and (ii) 20,395 shares of Preferred Stock, each with a par value of $1.00 and a stated value of $1,000, of which 17,195 shares shall be Series A Preferred Stock, 200 shares shall be Series B Preferred Stock and 3,000 shares shall be Series C Preferred Stock (the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock being collectively referred to as the "Preferred Stock").

                4.2 Preferred Stock. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the respective voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof set forth below (it being understood that except as provided in this Certificate of Incorporation, the rights of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be identical on a share-for-share basis):

                         4.2.1 Dividends. (a) The holders of Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds at the time legally available therefor, dividends at the annual rate of $50.00 per annum per share

        ($70.00 per annum per share during the continuance of any Event of Default, i.e., a 5% annual rate on its $1,000 stated value but increased to 7% during the continuance of an Event of Default), which shall be fully cumulative, shall accrue from the date of initial issuance of each share of Preferred Stock (on a daily basis whether or not sufficient funds would be legally available at that time for the payment of such dividends) and shall be payable in cash quarterly in arrears on the first day of February, May, August and November in respect of the 3-month period (or portion thereof during which such Preferred Stock was outstanding) ended on the last day of the preceding January, April, July and October, respectively (except that if any such payment date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday). Each such dividend shall be paid to the holders of record of the Preferred Stock as they appear upon the stock transfer books of the Corporation at the close of business on the last day of the three-month period (or portion thereof) in respect of which the dividend is payable. For purposes hereof, the term "legal holiday" shall mean any day on which banking institutions are authorized to close in Denver, Colorado and the term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. Holders of shares of Preferred Stock that are redeemed or converted will be entitled to receive the dividend accrued through the date of redemption or conversion (whether or not such dividend accrued shall have been previously declared), payable by the Corporation not later than five days after the date of such conversion or redemption or, if later, the date contemplated in the last sentence of Section 4.2.1(b). Dividends on account of arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date. The amount of dividends payable per share of Preferred Stock for each full three-month dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any other period shorter than a full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months based on the 5% annual rate applied to the $1,000 stated value per share (or 7% annual rate for any period during the continuance of an Event of Default).

                (b) The Corporation may elect to defer payment of dividends (ratably among the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) if and to the extent the payment of such dividends would violate restrictions in any loan agreement or indenture of the Corporation or a subsidiary thereof pursuant to which any of them then has indebtedness outstanding (such restrictions being referred to as "Dividend Restrictions") or violate the General Corporation Law of the State of Delaware (the "GCL"), and such dividends so deferred will accumulate additional dividends as provided in Section 4.2.1(c). Except as provided in the following sentence, such additional dividends will be payable quarterly at the same times as dividends referred to in Section 4.2.1(a). The Corporation shall pay all such deferred dividends and additional amounts accrued thereon, out of funds then legally available therefor, as soon as, and to the extent that, such payment does not violate the Dividend Restrictions or the GCL, but in any event not later than the occurrence of a Fundamental Change,

                (c) Dividends whose payment is not made on a timely basis as specified above (including, without limitation, all amounts referred to in Section 4.2.1(b)) shall accumulate, together with an amount computed at the rate of 5% per annum thereon (or 7% per annum during the continuance of any Event of Default) from the date such dividends were payable until paid in full, compounded quarterly, which additional accrued amounts shall be paid as additional dividends hereunder. In the event that the funds legally available for dividends are not sufficient to pay the dividends accrued on the Preferred Stock, the funds available shall be paid to the holders of Preferred Stock ratably in proportion to the respective unpaid dividends accrued on the Preferred Stock.

                (d) After the payment in respect of each quarterly dividend period of all cumulative dividends on the Preferred Stock (including, without limitation, all amounts referred to in Section 4.2.1(b) or (c)) the Board of Directors of the Corporation, in its discretion, may pay additional dividends to the holders of the Class A Common Stock and to the holders of the Preferred Stock ratably, calculated as if the holders of the Preferred Stock had converted such shares into shares of Class A Common Stock as provided herein on the record date with respect to such dividend.

                (e) The term "Event of Default" shall have the meaning specified therefor in the Investment Agreement dated as of May 15, 1996, among Mesirow Capital Partners VI, The Edgewater Private Equity Fund II, L.P., BACE Investments, LLC and the Corporation and any other parties thereto, as it may be amended from time to time.

                4.2.2 Voting Rights. Except as otherwise provided by law or expressly in this Certificate of Incorporation, the Preferred Stock will be entitled to vote with the Class A Common Stock, voting together as a single class, on all matters to be voted on by the Corporation's stockholders, with the shares of Preferred Stock entitled to a number of votes equal to the respective number of shares of Class A Common Stock that would have been issuable if such shares of Preferred Stock had been converted on the record date for the meeting at which the vote is taken or for the submission of the matter in question to the stockholders for action by written consent, as the case may be; provided, that no amendment to this Article 4 may be made without the affirmative vote or consent of the holders of a majority of the shares of each series of Preferred Stock then outstanding.

                4.2.3 Liquidation Preference. (a) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders an amount equal to the dividends accrued and unpaid on such shares on the date of final distribution to such holders, whether or not declared, including any accruals thereon provided in Section 4.2.1(b) or (c), plus a sum equal to $1,000 per share, before any payment shall be made or any assets distributed to the holders of shares of Common Stock. If the assets available for distribution to the stockholders are insufficient to pay the entire amounts to which the holders of Preferred Stock are entitled, the entire assets of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of the Preferred Stock in proportion to the respective preferential amounts to which each is entitled.

                (b) After payment in full of the liquidation preferences of the shares of the Preferred Stock, any remaining assets of the Corporation available for distribution to the stockholders shall be distributed to the holders of the Common Stock ratably. The consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

                4.2.4 Redemption. (a) During the continuance of an Event of Default, unless the holder or holders of a majority of the shares of Preferred Stock (other than Series B Preferred Stock) shall have waived such Event of Default in writing, each holder of outstanding shares of Preferred Stock may, at such holder's option on any business day set by such holder, subject to the limitations, if any, imposed by applicable law, require the Corporation to redeem all or any part of such holder's Preferred Stock for an amount in cash per share equal to the sum of (i) $1,000 plus (ii) all per share dividends accrued and unpaid thereon, whether or not declared, including any accruals thereon provided in
        Section 4.2.1(b) or (c) to but excluding the Redemption Date (as defined below), such sum, as from time to time adjusted as provided below, being hereinafter referred to as the "Redemption Price." Notwithstanding the foregoing, no holder of Preferred Stock may require such a redemption unless the holders of a majority of the shares of Preferred Stock (other than Series B Preferred Stock) have given, or concurrently give, notice of such demand for redemption.

                (b) Not more than sixty nor less than fifteen days prior to the date fixed for redemption (the "Redemption Date"), notice of the redemption shall be given by the holder of the shares to be redeemed to the Corporation, by registered or certified mail, postage prepaid, addressed to the Corporation at its principal executive offices. Such notice of redemption from a holder shall specify the Redemption Date and the number of shares of Preferred Stock to be redeemed. On or after the Redemption Date the holder requiring such redemption by the Corporation shall surrender the certificate evidencing its shares at the principal executive offices of the Corporation, and shall thereupon be entitled to receive payment of the Redemption Price.

                (c) Notice having been given as provided in Section 4.2.4(b) above, if, on the Redemption Date, funds necessary for the redemption shall be available therefor and shall have been set aside by the Corporation to pay the Redemption Price, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accrue on and after the Redemption Date, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Corporation and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. Shares of Preferred Stock redeemed or otherwise acquired by the Corporation (including, without limitation, upon conversion) shall be canceled and not reissued or resold,

                4.2.5 Conversion. (a) As used in this Section 4.2.5, the following terms have the indicated meanings.

                         "Conversion Date" with respect to any share of
                Preferred Stock means the date on which the certificate representing such share is received by the Corporation for conversion.

                         "Fifth Anniversary" means the fifth anniversary of the
                original issuance of the first share of Series A Preferred Stock issued by the Corporation.

                         "Fully Diluted Shares" shall mean at any time the sum
                of (i) the number of outstanding shares of Class A Common Stock (excluding any shares of Class A Common Stock issued in respect of Class B Common Stock under Section 4.3.4 or upon conversion of Series C Preferred Stock), (ii) the number of shares of Class A Common Stock issuable upon conversion of outstanding Series A Preferred Stock, and (iii) the number of shares of Class A Common Stock issuable upon conversion of the Series B Preferred Stock (whether attributable to the Base Series B Conversion Rate or the Additional Conversion Rate); provided, that shares issued in connection with a Fundamental Change (other than with respect to previously outstanding shares of the Corporation), such as shares to be issued by the Corporation for sale to the public in a Qualified Public Offering, shall not be included in the computation of Fully Diluted Shares.

                         "Fundamental Change" means any (i) transaction or
                event in connection with which the Class A Common Stock of the Corporation shall be converted into or constitute solely the right to receive cash, securities

                (other than solely equity securities of the Corporation), property or other assets (whether by means of an exchange offer, consolidation, merger, combination, reclassification, recapitalization or otherwise), (ii) conveyance, sale, lease, assignment, transfer or other disposition of all or substantially all of the Corporation's property, business or assets, (iii) the sale by the Corporation or one or more of its stockholders in a single transaction or series of related transactions of Class A Common Stock or Preferred Stock representing at least 50% of the Fully Diluted Shares after such sale, or (iv) a Qualified Public Offering; provided, however, that a Fundamental Change shall not be deemed to have occurred with respect to any consolidation or merger of the Corporation (without consent of the holders of a majority of the outstanding shares of Series A Preferred Stock) in which
                (A) the holders of Series B Preferred Stock or Class A Common Stock immediately prior to such transaction own, directly or indirectly, (x) 50% or more of the common stock of the surviving corporation (or of the ultimate parent of such surviving corporation) outstanding immediately after such consolidation or merger and (y) securities representing 50% or more of the combined voting power of the surviving corporation's Voting Stock (as defined below) (or of the Voting Stock of the ultimate parent of such surviving corporation) outstanding at such time, and (B) the holders of each of the Series A Preferred Stock and Series C Preferred Stock immediately prior to such transaction receive securities substantially identical to the Series A Preferred Stock and Series C Preferred Stock, respectively, which are convertible into a number of shares of the common stock of the surviving corporation (or of the ultimate parent of such surviving corporation) which bears at least as great a proportion to the shares of such common stock received by the holders of Class A Common Stock in the transaction as the number of shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock and Series C Preferred Stock, respectively, immediately prior to the transaction bears to the number of shares of Class A Common Stock outstanding prior to such transaction. The phrase "Voting Stock" means, with respect to any person, all capital stock of such person having general voting power under ordinary circumstances to elect the board of directors, managers or trustees of such person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                         "Series B Director" means a member of the Board of
                Directors of the Corporation who directly or indirectly owns shares of Series B Preferred Stock or shares of Class A Common Stock previously issued upon conversion of Series B Preferred Stock or who has an Affiliate, as defined in Section 4.2.5(f)(iii), that directly or indirectly owns shares of Series B Preferred Stock or such shares of Class A Common Stock.

                         "Qualified Public Offering" has the meaning specified
                in the Stockholders Agreement dated as of May 15, 1996, among Mesirow Capital Partners VI, The Edgewater Private Equity Fund II, L.P., BACE Investments, LLC, the Corporation and any other parties thereto, as it may be amended from time to time.

                (b) Conversion of Series A Preferred Stock. (i) Each holder of Series A Preferred Stock shall have the right at any time to convert, without the payment of any additional consideration, all or any portion of its shares of Series A Preferred Stock into the number of fully paid and nonassessable shares of Class A Common Stock determined by multiplying the number of shares of Series A Preferred Stock being so converted by the Series A Conversion Rate subject to adjustments as provided in this Section 4.2.5. The Series A Conversion Rate shall be 200 multiplied by a fraction (the "Adjustment Fraction"), the numerator of which is $5 and the denominator of which is the Trigger Price in effect immediately prior to such conversion. The initial Trigger Price shall be $5. Each conversion of shares of Series A Preferred Stock into shares of Class A Common Stock shall be effected by the delivery of notice of such conversion by such holder and the surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted to the Corporation (or such other office or agency designated by the Corporation), without the payment of any additional consideration. All converted shares of Series A Preferred Stock shall be permanently retired and shall not be reissued.

                                 (ii)     Adjustment of Trigger Price.  The
        Trigger Price shall be subject to adjustment from time to time as hereinafter provided.

                         (A) Adjustment of Trigger Price upon Issuance of Common Stock. If and whenever after the date hereof the Corporation shall issue or sell (or be deemed to issue or sell as provided hereunder) any shares of its Common Stock for a consideration per share less than the Trigger Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Trigger Price shall be reduced to the price, calculated to the nearest $.001, determined by dividing (i) the sum of (a) the number of Fully Diluted Shares outstanding immediately prior to such issue or sale multiplied by the then existing Trigger Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of Fully Diluted Shares outstanding immediately after such issue or sale. Notwithstanding any other provision hereof, no adjustment of the Trigger Price shall be made upon the issuance or sale (or deemed issuance or sale) by the Corporation of any shares of Common Stock issued or issuable (x) pursuant to the conversion of Preferred Stock or the reclassification of Class B Common Stock or (y) pursuant to the exercise of any Option (as defined below) to acquire Common Stock granted to any employee of the Corporation on or before ____________, 1997.

                         (B) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options or warrants for the purchase of (such rights or options being herein called "Options"), Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such options or upon conversion or exchange of such Convertible Securities (determined as provided in the following sentence) shall be less than the Trigger Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such options and thereafter shall be deemed to be outstanding. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (a) the sum of (1) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus (2) the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus (3) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities (to the extent not counted in clause (2)) and upon the conversion or exchange of all such Convertible Securities into Common Stock, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options; the consideration received or receivable by the Corporation shall in each Case be determined in accordance with paragraph (E) hereof. Except as otherwise provided in paragraph (D) hereof, no adjustment of the Trigger Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                         (C) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined as provided in the following sentence) shall be less than the Trigger Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in paragraph (D) below, no adjustment of the Trigger Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Trigger Price have been or are to be made pursuant to paragraph (B), no further adjustment of the Trigger Price shall be made by reason of such issue or sale. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (a) the sum of (1) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus (2) the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities into Common Stock, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities; the consideration received or receivable by the Corporation shall in each case be determined in accordance with paragraph (E).

                         (D) Change in Option Price or Conversion Rate. Upon the happening of the following events, namely, if the purchase price provided for in any outstanding Option referred to in paragraph
        (B), the additional Consideration, if any, payable upon the conversion or exchange of any outstanding Convertible Securities referred to in paragraph (B) or (C), or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (except for an adjustment of the Series A Conversion Rate or Series B Conversion Rate as provided in this Section 4.2.5), the Trigger Price in effect at the time of such event shall forthwith be readjusted to the Trigger Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration or termination of any Option referred to in paragraph (B) prior to the exercise thereof or the expiration or termination of any right to convert or exchange any Convertible Securities referred to in paragraph (B) or (C) prior to the exercise of such rights, the Trigger Price then in effect hereunder shall forthwith be increased (but in no case shall such Trigger Price be increased to a price greater than the initial Trigger Price hereunder) to the Trigger Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding for the purposes of any calculation under paragraph (B) or
        (C).

                         (E) Consideration for Securities. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold by the Corporation for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation (subject to the provisions of Section 4.2.5(i)). In case any Common Stock, Option or Convertible Securities shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Corporation shall be changed into or exchanged for the, stock or other securities of another corporation) the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Corporation (subject to the provisions of Section 4.2.5(i)) of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Corporation shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any corporation, the Corporation shall be deemed to have issued a number of shares of its Common Stock equal to the number of shares of Common Stock used for computing the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of transaction of all such stock or securities of the other corporation received by the holders of the capital stock of the Corporation or by the Corporation and if such calculation results in adjustment of the Trigger Price, the determination of the number of shares of Common Stock issuable upon conversion immediately prior to such merger, consolidation or sale, for purposes of paragraph
        (H) shall be made after giving effect to such adjustment of the Trigger Price.

                         (F) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition or reissuance of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 4.2.5.

                         (G) Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Class A Common Stock into a greater number of shares, the Trigger Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Class A Common Stock of the Corporation shall be combined into a smaller number of shares, the Trigger Price in effect immediately prior to such combination shall be proportionately increased.

                         (H)     Reorganization, Reclassification,
        Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Class A Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Class A Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holders of Preferred Stock shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Class A Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class A Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Series A Conversion Rate, Base Series B Conversion Rate, the Additional Conversion Rate, the Trigger Price and the Series C Conversion Rate) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby (including an immediate adjustment, by reason of such consolidation or merger, of the Trigger Price to the value for the Class A Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Trigger Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Corporation with or into another corporation as a result of which a number of shares of common stock of the surviving corporation greater or lesser than the number of shares of Class A Common Stock of the Corporation outstanding immediately prior to such merger or consolidation are issuable to holders of Class A Common Stock of the Corporation, then the Trigger Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Class A Common Stock of the Corporation outstanding immediately prior to such merger or consolidation.

                         (I) Notice of Adjustment. Upon any adjustment of the Trigger Price or any determination of the Additional Conversion Rate pursuant to Section 4.2.5(c), then and in each such case, the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of Series A Preferred Stock or Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Trigger Price resulting from such adjustment and the increase or decrease, if any, in the number of shares into which a share of Series A Preferred Stock or Series B Preferred Stock would then be convertible, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                         (J)     Other Notices.  In case at any time:

                                 (I)      the Corporation shall offer for
                                 subscription to the holders of any of its Class A Common Stock any additional shares of stock of any class or other rights;

                                 (II)     there shall be any capital
                                 reorganization, reclassification of the
                                 capital stock of the Corporation or
                                 consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

                                 (III)    there shall be a voluntary or
                                 involuntary dissolution, liquidation or
                                 winding up of the Corporation;

        then, in any one or more of said cases (unless a waiver of such notice shall have been given by the holders of a majority of the outstanding shares of Series A Preferred Stock, the holders of a majority of the outstanding shares of Series B Preferred Stock and the holders of a majority of the outstanding shares of Series C Preferred Stock), the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 business days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 business days' prior written notice of the date when the same shall take place. Any notice required by clause (II) or (III) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                         (K) Duty to Make Fair Adjustments in Certain Cases. If any event occurs as to which in the opinion of any of (i) the Board of Directors of the Corporation, (ii) the holders of a majority of the shares of Series A Preferred Stock

        (the holders of such a majority being referred to as the "Series A Preferred Holders") or (iii) the holders of a majority of the shares of Series B Preferred Stock (the holders of such a majority being referred to as the "Series B Preferred Holders") the provisions of this Section 4.2.5(b) are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of Series A Preferred Stock or Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors and the Series A Preferred Holders and Series B Preferred Holders shall mutually agree upon an adjustment in the application of such provisions (subject to the provisions of Section 4.2.5(i)(2)(to the extent necessary)), in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Trigger Price as otherwise determined pursuant to this Section 4.2.5(b)(ii) except in the event of an increase in option price, additional consideration or conversion rate as contemplated by paragraph (D), or a combination of shares of the type contemplated in paragraph (H) and then in no event to an amount larger than the Trigger Price as adjusted pursuant to paragraph (D) or paragraph (H).

                (c) Conversion of Series B Preferred Stock. (i) Each holder of Series B Preferred Stock shall have the right at any time to convert, without the payment of any additional consideration, all or any of its shares of Series B Preferred Stock into the number of fully paid and nonassessable shares of Class A Common Stock determined by multiplying the number of shares of Series B Preferred Stock being so converted by the sum of (x) the Base Series B Conversion Rate and (y) if a Fundamental Change has occurred, the Additional Conversion Rate. The Base Series B Conversion Rate shall be 195 multiplied by the Adjustment Fraction (as determined in accordance with Section 4.2.5(b)). The Additional Conversion Rate shall be determined upon the first Fundamental Change. In connection with such determination, the Conversion Rate shall be adjusted to include an Additional Conversion Rate as provided in this Section 4.2.5(c). The determination of the Additional Conversion Rate pursuant to this Section 4.2.5(c)(i) shall be made one time only and shall be made on or before the effective date of the Fundamental Change, and shall thereafter remain the same for all conversions except for any adjustment provided in Section 4.2.5(c)(ii). In order to determine the Additional Conversion Rate (as adjusted for this Section 4.2.5(c)), the net fair market value of the aggregate Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the Corporation (the "Fair Market Value") shall first be determined. The Fair Market Value shall be determined by the Board of Directors of the Corporation, acting in good faith and based on the value placed on the Corporation in the transaction constituting the Fundamental Change, without adjustment for any changes that may occur after the date of that transaction.

                The Additional Conversion Rate shall be determined pursuant to this Section 4.2.5(c)(i) based on the relationship between (A) the annualized rate of return on the shares of Series A Preferred Stock from the date of original issuance (or, if shares of Series A Preferred Stock have been issued at more than one time, a combined Series A Preferred Stock annualized rate of return taking into account the timing and amount of additional issues of Series A Preferred Stock), calculated on the $1,000 per share original purchase price thereof, taking into account dividends and other distributions, assuming the Series A Preferred Stock were then being sold for cash at its net fair market value, and compounding annually (the "Series A Rate of Return") and (B) the percentage of the Fully Diluted Shares issuable to the holders of the Series B Preferred Stock on account of the Additional Conversion Rate. The Board of Directors shall determine the Additional Conversion Rate as follows:

                (1) First, the amount of the Fair Market Value attributable to the Fully Diluted Shares shall be determined by subtracting from the total Fair Market Value the sum of (i) the portion of the Fair Market Value that is attributable to any Class B Common Stock outstanding or issuable under outstanding options, warrants, conversion rights or the like and to any Class A Common Stock issued in respect of Class B Common Stock pursuant to Section 4.3.4, plus (ii) the portion of the Fair Market Value that is attributable to any Series C Preferred Stock outstanding or to any Class A Common Stock issued or issuable upon conversion of Series C Preferred Stock. The portion of the Fair Market Value attributable to the Class B Common Stock (or Class A Common Stock issued in respect of Class B Common Stock pursuant to Section 4.3.4) is 4.0626%, subject to reduction as provided in
        Section 4.3.4. The portion of the Fair Market Value attributable to the Series C Preferred Stock and any Class A Common Stock issued or issuable upon conversion thereof is 7.905%. The percentages given in this clause (1) for the portion of the Fair Market Value attributable to the Class B Common Stock and the Series C Preferred Stock are based on the number of authorized shares of capital stock as of ____________, 1997, and upon any amendment of this Certificate of Incorporation to change the number of authorized shares, this clause (1) shall also be amended to adjust those percentages in a manner that causes such change to affect all authorized shares of capital stock as of ____________, 1997 proportionately on a fully diluted basis. The amount of the Fair Market Value attributable to the Fully Diluted Shares is referred to as the "Fully Diluted Fair Market Value."

                (2) Second, the number of shares of Class A Common Stock then issuable upon conversion of the Series A Preferred Stock and the Series B Preferred Stock shall be determined, assuming that the Additional Conversion Rate is zero, and the resulting number of Fully Diluted Shares shall be calculated. The Fully Diluted Fair Market Value shall then be divided among the shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock (the "Series A Conversion Shares"), the shares of Class A Common Stock issuable upon conversion of the Series

        B Preferred Stock (the "Series B Conversion Shares"), and all other shares of Class A Common Stock included in Fully Diluted Shares (the "Other Shares"), as so calculated, based on the number of shares in each group.

                (3) The Series A Rate of Return shall then be computed based on a net fair market value for the Series A Preferred Stock equal to the value allocated to the Series A Conversion Shares in (2) above. If that Series A Rate of Return is less than 10%, the Additional Conversion Rate shall be zero. If that Series A Rate of Return is 10% or greater, the Additional Conversion Rate shall be determined as provided in (4) below.

                (4) Through an iterative trial and error process, the Board of Directors shall increase the number of Series B Conversion Shares (reallocating the Fully Diluted Fair Market Value among the Series A Conversion Shares, the Series B Conversion Shares and the Other Shares and recomputing the resulting Series A Rate of Return each time as provided in (2) and (3) above) until the relationship between the Series A Rate of Return and the percentage of the Fully Diluted Shares represented by the increase in the number of Series B Conversion Shares (the "Additional Series B Conversion Shares") meets the requirements of the following table:

                                        Percentage of Fully Diluted Shares
                                        Represented by Additional Series B
Series A Rate of Return                 Conversion Shares
-----------------------                 ---------------------------------------

Less than 10%                           0

10% 9.640% (or so much thereof as does not cause the Series A Rate of Return to be less than 10%)

More than 10% but less than 20%         Sum of (i) 9.640% plus (ii)(A) the
                                        excess of Series A Rate of Return over
                                        10% multiplied by (B) .9640, rounded to
                                        the nearest .0001%

20%                                     19.280%

More than 20% but less than 45%         Sum of (i) 19.280% plus (ii) (A) the
                                        excess of Series A Rate of Return over
                                        20% multiplied by (B) .57840, rounded to the nearest .0001%

45% or more                             33.740%

                Examples of such computations (with some rounding) are set forth in Appendix 1-B hereto.

                All computations and determinations required by this subsection
        (c) shall be made by the Board of Directors of the Corporation, acting in good faith, subject to the provisions of Section 4.2.5(i).

                (ii) If the Trigger Price is adjusted pursuant to Section 4.2.5(b) after the determination of the Additional Conversion Rate pursuant to Section 4.2.5(c)(i) for an event not taken into account in making the determination of the Additional Conversion Rate as provided therein, the Additional Conversion Rate at the time of a conversion shall be adjusted to equal the Additional Conversion Rate as initially determined pursuant to Section 4.2.5(c)(i) multiplied by a fraction, the numerator of which shall be the Trigger Price in effect at the time the events giving rise to the determination of the Additional Conversion Rate accrued and the denominator of which is the Trigger Price in effect immediately prior to such conversion.

                (d) Conversion of Series C Preferred Stock. Each holder of Series C Preferred Stock shall have the right at any time to convert, without the payment of any additional consideration, all or any portion of its shares of Series C Preferred Stock into the number of fully paid and nonassessable shares of Class A Common Stock determined by multiplying the number of Shares of Series C Preferred Stock by the Series C Conversion Rate, subject to adjustments as provided in this Section
        4.2.5.  The Series C Conversion Rate shall be determined by dividing
        (a) 7.905% of the Assumed Common Shares (as defined below) as of the Conversion Date by (b) 3000. For that purpose, the Assumed Common Shares shall mean the quotient of (i) the number of shares of Common Stock (regardless of class) that would be outstanding if all authorized shares of Series A Preferred Stock (whether or not issued or outstanding) and Series B Preferred Stock (whether or not issued or outstanding) were then converted into Class A Common Stock and all outstanding options or other rights to purchase or acquire Common Stock (whether or not then exercisable) were then exercised, divided by (ii) .92095. The 7.905% and .92095 figures given this Section 4.2.5(d) are based on the number of authorized shares of capital stock as of ___________, 1997, and upon any amendment of this Certificate of Incorporation to change the number of authorized shares, this Section 4.2.5(d) shall also be amended to adjust those figures in a manner that causes such change to affect all authorized shares of capital stock as of __________, 1997 proportionately on a fully diluted basis. If any shares of Series C Preferred Stock are converted before the occurrence of the first Fundamental Change, the Assumed Common Shares shall include the number of Additional Series B Conversion Shares that would be issuable upon conversion of the Series B Preferred Stock if a Fundamental Change had occurred and the Series A Rate of Return were 45% or more. In that event, the additional shares issuable upon conversion as a result of the inclusion of the Additional Series B Conversion Shares in the Assumed Common Shares (the "Excess Shares") shall be represented by a separate certificate that bears a legend referring to the Corporation's right to recover Excess Shares under this Section 4.2.5(d). If, upon the occurrence of the first Fundamental Change after the conversion of any Series C Preferred Stock, the Series A Rate of Return is less than 45%, then the Series C Conversion Rate shall be recomputed based on a number of Assumed Common Shares determined as of the Conversion Date, but taking into account the actual number of Additional Series B Conversion Shares, and the then holders of the Excess Shares (in proportion to their holdings thereof) shall return to the Corporation for cancellation a number of Excess Shares equal to the excess of the number of shares of Class A Common Stock originally issued upon such conversion of Series C Preferred Stock over the number of shares of Class A Common Stock that would have been so issued based on the recomputed Series C Conversion Rate. If, after the conversion of any Series C Preferred Stock but prior to the conversion of all of the Series B Preferred Stock, the Additional Conversion Rate is adjusted as provided in Section 4.2.5(c)(ii), the Series C Conversion Rate shall be redetermined as of the Conversion Date, but taking into account the adjusted Additional Conversion Rate, and the Corporation shall issue to the then holders of the shares of Class A Common Stock issued upon such conversion, without additional consideration, a number of shares of Class A Common

        Stock equal to the additional shares of Class A Common Stock that would have been issued upon such conversion based on the recomputed Series C Conversion Rate.

                (e) No adjustment shall be required under Section 4.2.5(b), (c) or (d) unless such adjustment would require an increase or decrease of at least 1% in the number of shares of Class A Common Stock issuable upon conversion of a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively; provided, however, that any adjustments which by reason of this Section 4.2.5(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                (f)(i) The Corporation shall not effect any consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the holders of the Preferred Stock at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the provisions of this Section 4.2.5, are deliverable upon conversion of the Preferred Stock.

                (ii) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, then the Corporation shall not effect any consolidation, merger or sale with the Person (hereinafter defined) having made such offer or with any Affiliate (hereinafter defined) of such Person unless, prior to the consummation of such consolidation, merger or sale, the holders of the Preferred Stock shall have been given a reasonable opportunity to then elect to receive upon the conversion of their shares of Preferred Stock either the stock, securities or assets then issuable with respect to the Class A Common Stock or, if different, the stock, securities or assets, of the equivalent, issued to previous holders of the Class A Common Stock in accordance with such offer, computed as though the holders of the Preferred Stock had been, at the time of such offer, holders of the stock, securities or assets then purchasable upon the exercise of the conversion rights represented hereby.

                (iii) As used in this Section 4.2.5(f), the term "Person" shall include an individual, a partnership, a corporation, a limited liability company, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                (g) No fractional shares of Class A Common Stock shall be issued upon conversion of Preferred Stock. If more than one certificate evidencing shares of Preferred Stock shall be surrendered for conversion at one time by the holder, the number of full shared issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional share of Class A Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional share in an amount equal to the value thereof based on the value thereof as determined in good faith by the Board of Directors of the Corporation.

                (h) The Corporation shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of shares of its Class A Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Preferred Stock from time to time outstanding.

                (i)(1) If the Board of Directors of the Corporation makes a determination pursuant to Section 4.2.5(b)(ii)(E) or makes a determination of the Additional Conversion Rate pursuant to Section 4.2.5(c) and such determination is made without the affirmative vote or consent of a Series B Director (including, without limitation, a situation in which there is no Series B Director), the Series B Holders may demand, by notice delivered to the Corporation by registered or certified mail not later than 30 days after such holders were mailed notice of such determination by the Corporation pursuant to Section 4.2.5(b)(ii)(I), that the correctness of such determination be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Denver, Colorado before a single arbitrator jointly selected by the Board of Directors of the Corporation (the "Board") and the Series B Holders or, if they are unable to agree on an arbitrator, before a panel of three arbitrators, one selected by the Board, one selected by a majority of the Series B Holders and the third selected by the other two arbitrators. Failing the selection of any required arbitrator, the selection shall be made by the American Arbitration Association.

                (2) If the Board makes a determination pursuant to Section 4.2.5(b)(ii)(K) and such determination is made without the affirmative vote or consent (i) of a majority of the members of the Board who have been designated for election by a majority of the Series A Preferred Holders (the "Series A Directors"), including, without limitation, a situation in which there arc no Series A Directors, and (ii) of a Series B Director, then the Series A Holders, if such affirmative vote or consent of the Series A Directors was not obtained (the "Series A Disapproval"), or the Series B Holders, if such affirmative vote or consent of a Series B Director was not obtained (the "Series B Disapproval"), may demand, by notice delivered to the Corporation by registered or certified mail not later than 30 days after such holders were mailed notice of such determination by the Corporation pursuant to Section 4.2.5(b)(ii)(I), that the correctness of such determination be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Denver, Colorado before a single arbitrator jointly selected by the Board, the Series A Holders (in the event of a Series A Disapproval) and the Series B Holders (in the event of a Series B Disapproval) or, if they are unable to agree on an arbitrator, before a panel of three arbitrators, one selected by the Board, one selected by a majority of the Series A Holders (in the event of a Series A Disapproval) and the third selected by a majority of the Series B Holders (in the event of a Series B Disapproval); provided, however, that if there was not a Series A Disapproval or a Series B Disapproval, as the case may be, then the third arbitrator shall be selected by the other two arbitrators who were selected pursuant to the procedure described above in this sentence. Failing the selection of any arbitrator, the selection shall be made by the American Arbitration Association.

                (3) Where the dispute involves solely financial or accounting matters, the arbitrator or arbitrators shall be certified public accountants or other persons with appropriate financial and accounting knowledge and experience to handle such matters; and where it involves solely matters of legal interpretation, the arbitrator or arbitrators shall be lawyers, law professors or other persons with appropriate legal knowledge and experience to handle such matters. Where the dispute involves mixed financial, accounting and legal issues, a good faith attempt will be made by the parties to select an arbitrator or arbitrators with an appropriate mix of knowledge and experience to handle such matters. The determination of the arbitrators shall be final and binding and shall replace the determination previously made pursuant to Section 4.2.5(b)(ii)(E),
        Section 4.2.5(c) or Section 4.2.5(b)(ii)(K), as the case may be. The prevailing party or parties in any such arbitration shall be entitled to all reasonable out-of-pocket costs and expenses, including fees and expenses of the arbitrators and attorneys, incurred in connection therewith. Notwithstanding anything to the contrary set forth in this
        Section 4.2.5(i), the right of the Series A Holders or the Series B Holders to demand arbitration shall be conditioned upon at least a majority of the Series A Holders or at least a majority of the Series B Holders, as the case may be, delivering to the Corporation their agreement to be bound by the terms of the preceding sentence.

                4.3 Common Stock. Except as otherwise provided in this Certificate of Incorporation, the rights of Class A Common Stock and the Class B Common Stock shall be identical in all respects on a share-for-share basis.

                4.3.1 Voting. Each outstanding share of Class A Common Stock shall have one vote on all matters submitted to a vote of the stockholders. The Class A Common Stock shall vote as a single class with the Preferred Stock. The holders of the Class B Common Stock shall not be entitled to vote on any matter submitted to the stockholders, except as otherwise required by Section 242 of the Delaware General Corporation Law; provided, however, that the holders of the Class B Common Stock shall not be entitled to vote on any amendment to the Certificate of Incorporation that would increase or decrease the number of authorized shares of Class B Common Stock.

                4.3.2 Dividends. (a) Subject to the preferential rights of the holders of Preferred Stock, the holders of the Class A Common Stock shall be entitled to share in the payment of dividends as, when and if declared by the Board of Directors out of funds legally available therefor to the extent provided in Section 4.2.1(d).

                         (b) The holders of Class B Common Stock shall not be entitled to receive any dividends and the Board of Directors shall not declare or pay any dividends or make any other distributions (other than distributions in liquidation permitted by Section 4.2.3) on the Class B Common Stock.

                4.3.3 Liquidation. Holders of Common Stock shall have the right to participate in the assets of the Corporation upon the liquidation, dissolution or winding up of the Corporation to the extent provided in Section 4.2.3.

                4.3.4 Conversion of Class B Common Stock. Effective concurrently with the closing of an underwritten public offering registered under the Securities Act of 1933, as amended from time to time, of Common Stock of the Corporation, each share of the Corporation's Class B Common Stock issued and outstanding as of such time shall, without further action, be reclassified and changed into a number of shares of fully paid and nonassessable share of Class A Common Stock equal to the Class B Reclassification Rate, and all then outstanding rights to purchase of otherwise acquire shares of Class B Common Stock from the Corporation shall, without further action, represent the right to purchase or otherwise acquire, for the same aggregate consideration, a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock covered thereby multiplied by the Class B Reclassification Rate. The Class B Reclassification Rate shall be determined by: (a) dividing the sum of
        (i) the number of Fully Diluted Shares (determined as provided in
        Section 4.2.5) plus (ii) the number of shares of Class A Common Stock issued or issuable upon conversion of the Series C Preferred Stock, by .959374; (b) multiplying the quotient obtained in (a) by 4.0626%; and
        (c) dividing the product obtained in (b) by the total number of authorized shares of Class B Common Stock. If less than all of the Class B Common Stock has been issued or is subject to outstanding options at the time of the reclassification under this Section 4.3.4,
        (i) the 4.0626% number given
        above shall be reduced by multiplying such number by a fraction, the numerator of which is the sum of the number of shares of Class B Common Stock then outstanding and the number of shares of Class B Common Stock issuable under then outstanding options (whether or not such options are then exercisable), and the denominator of which is the total number of authorized shares of Class B Common Stock, and (ii) the .959374 number given above shall be increased to a number determined by subtracting the percentage obtained in (i), expressed as a decimal, from 100. The 4.0626% and .959374 figures given in this Section 4.3.4 are based on the number of authorized shares of capital stock as of __________, 1997, and upon any amendment of this Certificate of Incorporation to change the number of authorized shares, this Section
        4.3.4 shall also be amended to adjust those figures in a manner that causes such change to affect all authorized shares of capital stock as of ___________, 1997 proportionately on a fully diluted basis. The holders of record of certificates for shares of Class B Common Stock as of the time of such reclassification shall promptly surrender such certificates in exchange for a certificate or certificates representing the shares of Class A Common Stock into which such shares of Class B Common Stock have been reclassified. Class B Common Stock so reclassified may not be reissued.

        SECOND: That the stockholders of said corporation duly adopted such resolutions by written consent effective June __, 1997 in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and written notice thereof has been given as provided in such Section 228.

        THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, RentX Industries, Inc. has caused this certificate to be executed by Richard M. Tyler, its Vice President, and attested to by Richard M. Tyler, its Secretary, on this ___ day of June, 1997.

                                       RENTX INDUSTRIES, INC.



                                       By:  /s/ Richard M. Tyler
                                          -------------------------------------
                                          Richard M. Tyler, Vice President

                           [COMPUTATIONS/EXAMPLE 1
                                NOT PROVIDED]

                                                                    APPENDIX B


                   [THIS DOCUMENT APPEARS IN EXHIBIT 10.5]

                                                                    APPENDIX C


                   [THIS DOCUMENT APPEARS IN EXHIBIT 10.4]

                               SCHEDULE II TO
                            INVESTMENT AGREEMENT

                       HOLDER OF CLASS A COMMON STOCK
                              AT FIRST CLOSING

BACE                                        1,000 shares of Class A Common Stock


       PURCHASERS OF PREFERRED SHARES AND BACE SHARES AT FIRST CLOSING

PURCHASER                                   SHARES BEING PURCHASED
---------                                   ----------------------

BACE(1)                                     200 BACE Shares

Mesirow                                     2,510 Preferred Shares

Edgewater                                   2,510 Preferred Shares


              PURCHASERS OF PREFERRED SHARES AT SECOND CLOSING

PURCHASER                                   SHARES BEING PURCHASED
---------                                   ----------------------

Trustees of Grinnell College ("Grinnell")   1,277 Preferred Shares

George A. Evans                             300 Preferred Shares

Larry W. Davidson                           200 Preferred Shares

Gary J. Kulesza                             60 Preferred Shares

Charles D. Greenidge                        50 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT THIRD CLOSING

PURCHASER                                   SHARES BEING PURCHASED
---------                                   ----------------------

Grinnell                                    340 Preferred Shares

Inroads Capital Partners, L.P. ("Inroads")  1,000 Preferred Shares






----------------------------------

(1) Included in this category are shares sold by BACE to B. Scott Pullara, Robert J. Kilgore, and Jeffrey N. MacDowell pursuant to Stock Purchase and Stock Transfer Agreements, dated April 1, 1997, April 25, 1997, and April 10, 1997, respectively, and to Charles D. Greenidge pursuant to a Stock Purchase Agreement (which also contains transfer restrictions), dated June 9, 1997. Messrs. Pullara, Kilgore, MacDowell and Greenidge also executed Irrevocable Proxies appointing BACE attorney to vote each of their shares. Each buyer also executed Agreements to be Bound to the Investment Agreement, the Stockholders Agreement and the Registration Rights Agreement. The BACE Shares owned by Mr. Kilgore are subject to a Stock Pledge Agreement, Security Agreements and Secured Promissory Notes, dated April 30, 1997, in favor of Craig J. Zoellner and Richard M. Tyler.

              PURCHASERS OF PREFERRED SHARES AT FOURTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Grinnell                                           675 Preferred Shares

Inroads                                            465 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT FIFTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Inroads                                            206 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT SIXTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Grinnell                                           271 Preferred Shares


              PURCHASERS OF PREFERRED SHARES AT SEVENTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            43 Preferred Shares

Edgewater                                          43 Preferred Shares


              PURCHASERS OF PREFERRED SHARES AT EIGHTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            451 Preferred Shares

Edgewater                                          451 Preferred Shares

Grinnell                                           358 Preferred Shares

Inroads                                            332 Preferred Shares

Arnold A. Bernstein                                250 Preferred Shares

               PURCHASERS OF PREFERRED SHARES AT NINTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            355 Preferred Shares

Edgewater                                          355 Preferred Shares

Grinnell                                           439 Preferred Shares

Inroads                                            315 Preferred Shares

Lawrence R. Redwine                                200 Preferred Shares

John H. Hays                                       170 Preferred Shares


               PURCHASERS OF PREFERRED SHARES AT TENTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            301 Preferred Shares

Edgewater                                          301 Preferred Shares

Grinnell                                           300 Preferred Shares

Inroads                                            208 Preferred Shares


             PURCHASERS OF PREFERRED SHARES AT ELEVENTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Charles E. Baker                                   100 Preferred Shares

Thomas D. Nugent                                   125 Preferred Shares

Norman C. Kiser                                    200 Preferred Shares

Richard H. Baldwin                                 100 Preferred Shares

Gary J. Kulesza                                    40 Preferred Shares

Jeffrey A. Eide                                    200 Preferred Shares

              PURCHASERS OF PREFERRED SHARES AT TWELFTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Mesirow                                            142 Preferred Shares

Edgewater                                          142 Preferred Shares

Grinnell                                           142 Preferred Shares

Inroads                                            99 Preferred Shares


             PURCHASER OF PREFERRED SHARES AT THIRTEENTH CLOSING

PURCHASER                                          SHARES TO BE PURCHASED
---------                                          ----------------------

Hershel A. Manning                                 200 Preferred Shares


       PURCHASERS OF PREFERRED SHARES AND SERIES C PREFERRED SHARES AT
                             FOURTEENTH CLOSING

                                   SHARES TO BE PURCHASED
                                   ----------------------
PURCHASER         PREFERRED SHARES                 SERIES C PREFERRED SHARES
---------         ----------------                 -------------------------

Mesirow           263 Preferred Shares               813 Series C Preferred

Edgewater         263 Preferred Shares               813 Series C Preferred

Grinnell          263 Preferred Shares               813 Series C Preferred

Inroads           180 Preferred Shares               561 Series C Preferred


See Section 2.4 of Disclosure Schedule, as supplemented, for description of possible purchases of Preferred Shares.

See Exhibit A hereto for a list of outstanding options granted to employees of the Corporation to purchase its Class B Common Stock. All of the options have an exercise price of $1.00 per share, except (i) Mr. Bernstein has the option to acquire 38,462 shares at an exercise price of $0.15 per share and 64,984 shares at an exercise price of $8.00 per share, (ii) Mr. Kulesza has the option to acquire 19,231 shares at an exercise price of $0.10 per share and 32,532 shares at an exercise price of $8.00 per share, (iii) Mr. Nugent has the option to acquire 40,000 shares at an exercise price of $7.00 per share, and (iv) the options granted May 22, 1997, and as of the Fourteenth Closing have an exercise price of $5.00 per share.

                                  Exhibit A

                      OUTSTANDING EMPLOYEE STOCK OPTIONS


                                                                           No. of Shares
                                                                            of Class B
                                                                           Common Stock
           Employee                              Title                   Subject to Options
           --------                              -----                   ------------------
Arnold A. Bernstein       President                                             103,446
Gary J. Kulesza           Executive Vice President                               51,763
Thomas D. Nugent          Executive Vice President -                             40,000
                          Chief Financial Officer
Charles E. Baker          Assistant Director of Development                       4,808
Stephen T. Carlson        Controller                                              2,500
Larry W. Davidson         Director of Operations                                  2,000
George A. Evans           Director of Development                                 2,000
Mary Ann Milton           Director of Human Resources                             2,000
Hershel A. Manning*       Director of Stores Western Region                       1,300
Nola M. Greenwald         Accounting Manager                                      1,250
Hubert G. Brown           National Sales Manager                                  1,250
Lance A. White            Purchasing/Merchandising Manager                        1,250
James Waite               Associate Counsel                                       1,000
Jeffrey K. Henderson      Safety and Training Manager                             1,000
Douglas L. Sharpe         Area Manager (Denver)                                   1,000
Fredric J. Opp            Area Manager (Mountains)                                1,000
Lawrence Redwine          Area Manager (Oklahoma)                                 1,000
Don Bedford               Area Manager (Spokane)                                  1,000
John H. Hays              Area Manager (Development/Arkansas)                     1,000
Patricia A. Pipkin        Area Manager (Arkansas)                                 1,000
Richard H. Baldwin        Operations Manager                                      1,000
Daniel C. Showalter       Assistant Manager and Special Events Manager            1,000
Jon Kevin Manning*        Area Manager New Mexico                                 1,000
Christopher L. Titus*     Area Manager Michigan                                   1,000
Jeffrey A. Eide*          Area Manager                                            1,000
David Todd Manning*       Assistant Area Manager New Mexico                         750
Jeffrey W. Titus*         Assistant Area Manager Michigan                           750
Clint A. Gregory          Senior Store Manager                                      300
                          (El Dorado, Arkansas)
Tom L. Overton            Senior Store Manager                                      300
                          (Hot Springs, Arkansas)
Terry J. Hornick          Senior Store Manager                                      300
                          (#201 Spokane)
Christopher T. Sideroff   Area Sales Supervisor - Arkansas                          300

                                                                           No. of Shares
                                                                            of Class B
                                                                           Common Stock
           Employee                              Title                   Subject to Options
           --------                              -----                   ------------------
Leonard Lee Sedillo*      Senior Manager #42 New Mexico                        300
Raquel C. Roysdon*        Office Manager                                       300
Allan W. Miller           Manager #101 Denver                                  150
Everett M. Schneider      Manager #102 Denver                                  150
Mark D. Holt              Manager #103 Denver                                  150
Dan E. Parker             Manager #104 Denver                                  150
Robert L. Nibbe           Manager #106 Denver                                  150
Glenn A. Davidson         Manager #105 Denver                                  150
Steven J. Nelson          Manager #107 Denver                                  150
Robert L. Patterson       Manager #108 Denver                                  150
Michael J. Pfeifer        Manager #109 Denver                                  150
Edward Crilly             Manager #302 Mountains                               150
Rance M. Ketterling       Manager #303 Mountains                               150
Donna M. Carter           Manager #304 Mountains                               150
William Tabor             Manager #305 Mountains                               150
Thomas R. Grote           Manager #202 Spokane                                 150
Darline Muggli            Manager #204 Spokane                                 150
Dave R. Kistler           Project Manager - Computer Spokane                   150
Michelle Pizello          Manager #205 Spokane Special Event (Party)           150
Tim Campbell              Manager #206 Spokane                                 150
Tod Campbell              Manager #207 Spokane                                 150
John P. Redwine           Manager #401 Oklahoma                                150
Brett E. Dawkins          Manager #402 Oklahoma                                150
Kevin Bogdan              Manager #403 Oklahoma                                150
Frank L. Burroughs III    Manager - Camden, Arkansas                           150
Rodger S. Bays            Manager - Magnolia, Arkansas                         150
Christopher M. Adams      Manager - Arkadelphia                                150
Janine C. Leupold         Area Accountant                                      150
Maureen C. Davidson       Accounts Receivable Supervisor                       150
Charles Lance Ikner       Manager #404 Oklahoma                                150
Douglas V. Richardson     Manager - Denver                                     150
David E. Kite             Manager #032 Virginia                                150
Gary W. Durham            Manager #033 Virginia                                150
Harold D. Frazier         Manager #034 Virginia                                150
Gregory R. Funk           Manager #036 Virginia                                150
Robert R. Seward          Manager #037 Virginia                                150
Michael Joe Ormseth*      Manager #43 New Mexico                               150
Charles Wesley Manning*   Manager #45 New Mexico                               150
Mark Anthony Halvorsen*   Manager #46 New Mexico                               150
Michael G. Roberts*       Manager Special Events Warehouse MI                  150

                                                                           No. of Shares
                                                                            of Class B
                                                                           Common Stock
           Employee                              Title                   Subject to Options
           --------                              -----                   ------------------
Rolando S. Sales*         Store Manager Novi Tool Michigan                      150
Jerry Roffey*             Store Manager Plymouth Michigan                       150
Edward T. Spiker*         Store Manager Brighton Michigan                       150
Paul V. Scafuri*          Store Manager Livonia Michigan                        150
Joe Castile*              Manager South Lyon Michigan                           150
Carol J. McBride*         Manager Novi Party Store Michigan                     150
William T. Wright*        Store Manager                                         150
Matthew J. Simonson*      Store Manager                                         150
Sean F. Farwell*          Store Manager                                         150
John J. Wooten*           Store Manager                                         150
Rich R. Rainey            Assistant Manager #101 Denver                          75
Robert A. Howell          Assistant Manager #102 Denver                          75
David C. Takacs           Assistant Manager #103 Denver                          75
Charles W. Milhimes       Assistant Manager #104 Denver                          75
Sheila D. Nibbe           Assistant Manager #105 Denver                          75
Steven J. Shoreland       Assistant Manager #106 Denver                          75
Brian H. Treat            Assistant Manager #107 Denver                          75
Robert C. Doran           Assistant Manager #109 Denver                          75
Lonny R. Glatt            Assistant Manager #201 Spokane                         75
Roxine Campbell           Assistant Manager #302 Mountains                       75
Michael Siegfried         Assistant Manager #204 Spokane                         75
Kim A. Godfrey            Assistant Manager #202 Spokane                         75
Kenneth Geren             Assistant Manager #203 Spokane                         75
Shane E. Wade             Assistant Manager #305 Mountains                       75
Danny J. Williams         Assistant Manager - Eldorado, Arkansas                 75
Larry W. Talley           Assistant Manager - Camden, Arkansas                   75
Donna L. Gilzow           Assistant Manager - Hot Springs, Arkansas              75
Jerry R. Poulsen          Sales/Field - Denver                                   75
Dean Pfeifer              Sales/Field - Denver                                   75
Donna J. Hamby            Office Manager - El Dorado, Arkansas                   75
Steve Franetovich         Salesman - Oklahoma                                    75
Richard C. Fellet         Assistant Manager - Denver                             75
Lachele A. Campbell       Assistant Manager - Spokane
                          Special Event (Party)                                  75
Thomas L. Harris          Assistant Manager #032 Virginia                        75
David W. Correll          Assistant Manager #032 Virginia                        75
Oliver G. Weaver          Maintenance Supervisor #032 Virginia                   75
Robert F. Dudley          Assistant Manager #033 Virginia                        75
Thomas R. Painter         Maintenance Supervisor #033 Virginia                   75
Charles L. Schartiger     Assistant Manager #034 Virginia                        75

                                                                           No. of Shares
                                                                            of Class B
                                                                           Common Stock
           Employee                              Title                   Subject to Options
           --------                              -----                   ------------------
Gerald R. Staley          Assistant Manager #036 Virginia                       75
Michael T. Osgood         Special Events Manager #036 Virginia                  75
Wenda F. Workman          Assistant Manager #037 Virginia                       75
Joseph Barry Muench*      Assistant Manager #42 New Mexico                      75
Luis G. Alarcon*          Shop Supervisor #42 New Mexico                        75
Barbara J. Rosa*          Assistant Manager #43 New Mexico                      75
Allen R. McCall*          Tent Supervisor #43 New Mexico                        75
James Leon Horcasitas*    Assistant Manager #45 New Mexico                      75
Harry Scott Pate*         Assistant Manager #46 New Mexico                      75
Michael John Tarazoff*    Outside Sales New Mexico                              75
Robert Hamilton Romer*    Outside Sales New Mexico                              75
Mary Lou Carey*           Special Events Supervisor Michigan                    75
John F. Kepke*            Maintenance Mechanic Supervisor MI                    75
Terri Gromacki*           Assistant Store Manager Plymouth MI                   75
Jacklyn S. Gagnon*        Special Events Sales Michigan                         75
Deborah L. Rader*         Assistant Manager Party Livonia MI                    75
Greg M. Karaim*           Assistant Manager Tools Livonia MI                    75
Glen Chamberlin*          Service Manager Novi Michigan                         75
John A. Mazur*            Asst. Store Manager                                   75
Harry K. Braswell*        Asst. Store Manager                                   75
George B. Westbrook*      Asst. Store Manager                                   75
Greg A. Sanchez*          Asst. Store Manager                                   75
Stacey M. Werner*         Office Manager Michigan                               75
                                                          Total            240,967



--------------------

* Options granted to these persons were or will be granted either on May 22, 1997 or on the date of the Fourteenth Closing.

                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 6
                                       TO
                              INVESTMENT AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996

                 This Amendment No. 6 to Investment Agreement (this "Amendment"), effective as of September 19, 1997 is made by and among RentX Industries, Inc. ("RentX") and the other parties to the Investment Agreement (as defined below). As provided in the Investment Agreement, this Amendment shall become binding upon RentX and all such other parties when it has been signed by RentX and the Majority Holders (as defined in the Investment Agreement), whether or not it is signed by all of the persons for whom signature spaces are provided below.

                 WHEREAS, RentX, Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater") and BACE Investments, LLC ("BACE") have entered into that certain Investment Agreement, dated as of May 15, 1996 (as amended, the "Investment Agreement");

                 WHEREAS, Trustees of Grinnell College, Inroads Capital Partners, L.P. and certain other persons have become parties to the Investment Agreement at various times prior to the date hereof; and

                 WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Investment Agreement;

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

                 1. Effective Date. The Amendment set forth herein shall automatically become effective upon the consummation of a Qualified Public Offering (as that term is defined in the Stockholders Agreement by and among RentX, Mesirow, Edgewater and BACE dated as of May 15, 1996, as heretofore or hereafter amended); provided, however, that if a Qualified Public Offering has not been consummated on or before December 31, 1997, this Amendment shall terminate and shall not thereafter become effective. The date upon which this Amendment becomes effective is referred to herein as the "Effective Date".

                 2. Deletion of Certain Sections. Effective on the Effective Date, the Investment Agreement is amended by deleting therefrom Sections 4.1, 4.3, 4.4, 5.1 through 5.8 and 5.11 through 5.14.

                 3.       Information.  Effective on the Effective Date,
Section 4.2 of the Investment Agreement is hereby amended to read in its entirety as follows:

                 4.2 Financial Statements and Other Information. The Corporation will deliver to the Purchasers, Bace and any subsequent holder of Shares or Bace Securities copies of all reports filed by the Company with the Securities and Exchange Commission, Nasdaq or any stock exchange on which the Company's securities may be listed, and all press releases made by the Company, promptly after such reports or releases are filed or disseminated. The Company's obligations under this Section 4.2 shall not run to any holder of Shares or Bace Securities who purchases such Shares or Bace Securities in the public market.

                 4. Default. Effective on the Effective Date, Article VI of the Investment Agreement is hereby amended to read in its entirety as follows:

                                   ARTICLE VI

                               Events of Default

                 Section 6.1. Events of Default. If any of the following events (each is herein referred to as an "Event of Default") occur:

                          (a) default shall occur in the performance of or compliance with any covenant contained herein which shall continue uncured for more than 20 days (in the case of a payment default) or 30 days (in the case of any other default) after the Corporation becomes aware of such default;

                          (b) a material breach by the Corporation of the Registration Rights Agreement; or

                          (c) a material breach by the Corporation of the Stockholders Agreement;

                 then, when any Event of Default has occurred and shall be continuing, and unless the holder or holders of a majority or more of the Shares at the time outstanding shall have waived such Event of Default in writing, each holder of Shares or Bace Securities shall have and may exercise all of the rights and remedies provided in this Agreement, the

                 Registration Rights Agreement and the Stockholders Agreement, as well as any other rights of such holder in law or in equity.

                 Section 6.2. Remedies on Default. (a) If an Event of Default shall have occurred pursuant to Section 6.1, holders of the Shares or Bace Securities shall be entitled to the rights specified in Section 6.1, and, in addition, may proceed to protect and enforce any or all other rights, powers and remedies of such holders of Shares or Bace Securities, as the case may be, by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any covenant contained herein or in the Registration Rights Agreement or the Stockholders Agreement or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or thereby or available at law, in equity, by statute or otherwise.

                 (b) No right, power or remedy conferred hereby or by ownership of the Shares or the Bace Securities or now or hereafter available at law, in equity, by statute or otherwise shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise; provided, however, that the right of any holder of the shares or the Bace Securities to make a claim against the Corporation for damages for breach of representation or warranty shall only exist if such breach of representation or warranty is of a type or amount as to which indemnification could be sought under
                 Section 5.10.

                 5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                 6. Counterparts. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.





                            (Signature Page follows)

                 IN WITNESS WHEREOF, this Amendment No. 6 to Investment Agreement has been duly executed and delivered by the undersigned as of the date first above written.

                                       RENTX INDUSTRIES, INC.


                                        By:  /s/ ARNOLD A BERNSTEIN
                                           -----------------------------------
                                        Name:    ARNOLD A BERNSTEIN
                                             ---------------------------------
                                        Title:   PRESIDENT
                                              --------------------------------


                                        BACE INVESTMENTS, LLC


                                        By:  /s/ CRAIG J. ZOELLNER
                                           -----------------------------------
                                        Name:    CRAIG J. ZOELLNER
                                             ---------------------------------
                                        Title:   MEMBER
                                              --------------------------------


                                        MESIROW CAPITAL PARTNERS VI

                                        By:  Mesirow Financial Services, Inc.,
                                             General Partner


                                             By: /s/ THOMAS E. GALUHN
                                                ------------------------------
                                                Thomas E. Galuhn
                                                Vice President


                                        THE EDGEWATER PRIVATE EQUITY
                                        FUND II, L.P.

                                        By:  Gordon Management, Inc.,
                                             General Partner


                                             By: /s/ JAMES A. GORDON
                                                ------------------------------
                                                James A. Gordon
                                                President





                       (Signature Page to Amendment No. 6
                          to the Investment Agreement)

                                        TRUSTEES OF GRINNELL COLLEGE


                                        By: /s/ DAVID S. CLAY
                                           -----------------------------------
                                           David S. Clay
                                           Vice President for Business
                                           and Treasurer



                                        INROADS CAPITAL PARTNERS, L.P.

                                        By:     Inroads General Partners,
                                                L.P., General Partner


                                                By: /s/ MARGARET G. FISHER
                                                   ---------------------------
                                                   Margaret G. Fisher
                                                   General Partner

                                         /s/  GEORGE A. EVANS
                                        --------------------------------------
                                        George A. Evans

                                         /s/  LARRY W. DAVIDSON
                                        --------------------------------------
                                        Larry W. Davidson

                                         /s/  GARY J. KULESZA
                                        --------------------------------------
                                        Gary J. Kulesza

                                         /s/  CHARLES D. GREENIDGE
                                        --------------------------------------
                                        Charles D. Greenidge

                                         /s/  ARNOLD A. BERNSTEIN
                                        --------------------------------------
                                        Arnold A. Bernstein

                                         /s/  LAWRENCE R. REDWINE
                                        --------------------------------------
                                        Lawrence R. Redwine





                       (Signature Page to Amendment No. 6
                          to the Investment Agreement)

                                        /s/ JOHN H. HAYS
                                        --------------------------------------
                                        John H. Hays


                                        /s/ B. SCOTT PULLARA
                                        --------------------------------------
                                        B. Scott Pullara


                                        /s/ JEFFREY N. MACDOWELL
                                        --------------------------------------
                                        Jeffrey N. MacDowell


                                        /s/ ROBERT J. KILGORE
                                        --------------------------------------
                                        Robert J. Kilgore


                                        /s/ NORMAN C. KISER
                                        --------------------------------------
                                        Norman C. Kiser


                                        /s/ RICHARD H. BALDWIN
                                        --------------------------------------
                                        Richard H. Baldwin


                                        /s/ CHARLES E. BAKER
                                        --------------------------------------
                                        Charles E. Baker


                                        /s/ THOMAS D. NUGENT
                                        --------------------------------------
                                        Thomas D. Nugent


                                        /s/ JEFFREY A. EIDE
                                        --------------------------------------
                                        Jeffrey A. Eide


                                        /s/ HERSHEL A. MANNING
                                        --------------------------------------
                                        Hershel A. Manning





                       (Signature Page to Amendment No. 6
                          to the Investment Agreement)